SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential,  for Use of the  Commission  Only  (as  permitted  by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting  Material  Pursuant  to  Section   240.14a-11(c)  or  Section
    240.14a-12

                           USAA Tax Exempt Fund, Inc.
               (Name of Registrant as Specified In Its Charter)
       _________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:
    ___________________________________________________________________________

2)  Aggregate number of securities to which transaction applies:
    ___________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    ___________________________________________________________________________

4)  Proposed maximum aggregate value of transaction:
    ___________________________________________________________________________

5)  Total fees paid:
    ___________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:
    ___________________________________________________________________________

2)  Form, Schedule or Registration Statement No.:
    ___________________________________________________________________________

3)  Filing Party:
    ___________________________________________________________________________

4)  Date Filed:
    ___________________________________________________________________________

[USAA]   USAA Family of Funds
[EAGLE]  Post Office Box 4710
[LOGO]   San Antonio, Texas 78265-8110


                          A MESSAGE FROM THE CHAIRMAN


May 25, 2001


Dear Shareholder:

I am writing to you to ask for your vote on several important matters that affect your investment in your USAA fund(s). The proposals described in the enclosed materials involve a wide range of matters relevant to the funds' ongoing operations.

     WE NEED YOUR APPROVAL OF THESE PROPOSALS SO THAT YOUR ASSOCIATION WILL BE ABLE TO FACILITATE YOUR INVESTMENT NEEDS IN THE FUTURE WITH THE QUALITY YOU EXPECT. AFTER CAREFULLY CONSIDERING EACH OF THESE PROPOSALS, YOUR FUNDS' DIRECTORS, INCLUDING MYSELF, RECOMMEND THAT YOU VOTE IN FAVOR OF ALL OF THE PROPOSALS.

Although we would like to have each shareholder attend the shareholder meeting, we realize this is not always possible. Whether or not you plan to be present, we need your vote. We have taken several steps to help you in casting a vote:

      * First, in addition to the traditional method of returning your proxy card by mail, you may cast your vote on the Internet at WWW.PROXYVOTE.COM or by calling toll-free 1-800-690-6903. However you choose to cast your vote, we urge you to do so in a timely manner.

      * Second, while we encourage you to read the enclosed proxy statement, we have attached on the following pages a summary of the proposals to assist you in understanding them.

You may receive a telephone call from either a member service representative of USAA Investment Management Company or a representative from Georgeson Shareholder Communications, Inc. encouraging you to return your proxy. When shareholders don't promptly cast their votes, the additional expense of follow-up communications must be incurred. All shareholders benefit from timely voting. PLEASE DO NOT SET THIS PROXY ASIDE FOR ANOTHER TIME.

Your vote is very important to us. I want you to know we appreciate the trust you place in USAA to assist you in achieving your financial goals and the time and consideration that I'm confident you will give in voting on these proposals.

Sincerely yours,


/S/ ROBERT G. DAVIS
--------------------
Robert G. Davis
CHAIRMAN OF THE BOARD

                            SUMMARY OF THE PROPOSALS

PROPOSAL 1 - ELECTION OF DIRECTORS

AT THE MEETING, YOU WILL BE ASKED TO ELECT THE FUNDS' BOARD OF DIRECTORS.

*    WHY ARE WE ELECTING DIRECTORS NOW?

     By electing directors at this time, the Funds may be able to delay the time at which another shareholder meeting is required for the election of directors, which will result in a savings of the time and expense associated with holding such a meeting.

*    WHICH NOMINEES ARE NEW TO THE BOARD?

     Each of the eight nominees currently serves on the Funds' board of directors. Six of the eight directors were elected in 1999. Christopher W. Claus and Laura T. Starks, Ph.D. were appointed by the board, but have not been elected by shareholders. Mr. Claus was appointed to the board of directors in February 2001 shortly after his appointment as president and chief executive officer of USAA Investment Management Company (IMCO). Prior to becoming IMCO's president and CEO, Mr. Claus was senior vice president of IMCO investment sales and service. Laura T. Starks, Ph.D. was appointed to the board in May 2000. Dr. Starks is the Charles E. and Sarah
     M. Seay Regents Chair Professor of Finance at the University of Texas in Austin.

PROPOSAL 2 - AMENDMENT OR ELIMINATION OF CERTAIN INVESTMENT RESTRICTIONS

AT THE MEETING, YOU WILL BE ASKED TO APPROVE A PROPOSAL TO AMEND OR ELIMINATE INVESTMENT RESTRICTIONS FOR CERTAIN FUNDS.

*    WHY IS THE BOARD PROPOSING THESE CHANGES?

     The board is proposing these changes because it believes developments in the rules governing mutual funds have left many of the existing investment restrictions outdated. The board is concerned that these restrictions could unnecessarily limit the Funds' operations going forward. The board believes that by approving these changes, IMCO, in managing the Funds' portfolios, will be able to adapt much more quickly in changing investment environments. It is anticipated that the increased standardization that would come with these changes will help to promote operational efficiencies and facilitate monitoring of compliance with investment restrictions. In addition, the board believes that approval of these proposals may reduce the need for future shareholder meetings, thereby reducing the Funds' ongoing costs of operation.

* WILL THESE CHANGES TO CERTAIN INVESTMENT RESTRICTIONS MATERIALLY AFFECT HOW THE FUNDS ARE MANAGED?

     Although the proposed changes generally give IMCO broader authority to make certain investments or engage in certain practices, IMCO does not currently intend to change in any material way the principal investment strategies or operations of any Fund. Approving these changes will enable IMCO to remain more competitive when new investment strategies and techniques develop and alternatives become available.

PROPOSAL 3 - APPROVAL OF A CHANGE IN THE GOLD FUND'S CONCENTRATION POLICY

AT THE MEETING, YOU WILL BE ASKED TO APPROVE A CHANGE IN THE GOLD FUND'S CONCENTRATION POLICY TO PERMIT GREATER INVESTMENT IN PRECIOUS METALS AND MINERALS OTHER THAN GOLD.

*    WHY IS THE BOARD PROPOSING THIS CHANGE?

     The Fund's current policy restricts IMCO's ability to invest the Fund's assets in equity securities of companies principally engaged in the exploration, mining, or processing of precious metals and minerals other than gold. The board believes that the current policy has unduly impaired the Fund's ability to achieve its stated objectives of long-term capital appreciation and protection of capital against inflation. If this proposal is approved by shareholders, the Fund will have increased flexibility with respect to investing in equity securities of companies principally engaged in the exploration, mining, or processing of all types of precious metals and minerals, including gold.

* WILL THE NAME OF THE FUND CHANGE AS A RESULT OF A CHANGE IN ITS CONCENTRATION POLICY?

     Yes. If shareholders approve the change in concentration policy, the name of the Gold Fund will be changed to reflect accurately the Fund's investment focus. The Fund will become the "Precious Metals and Minerals Fund." Consistent with its new name, the Fund will invest at least 80% of its assets in equity securities of companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals.

PROPOSAL 4 - APPROVAL OF NEW ADVISORY AGREEMENTS WITH USAA IMCO

AT THE MEETING, YOU WILL BE ASKED TO APPROVE A NEW ADVISORY AGREEMENT WITH IMCO FOR EACH FUND, OTHER THAN THE S&P 500 INDEX FUND, THE GLOBAL TITANS INDEX FUND, THE NASDAQ-100 INDEX FUND, AND THE EXTENDED MARKET INDEX FUND (THE INDEX FUNDS). THE NEW AGREEMENT IS PART OF A BROADER INITIATIVE TO RESTRUCTURE THE SERVICE AND FEE ARRANGEMENTS FOR THESE FUNDS WITH IMCO AND OTHER USAA COMPANIES.

*    WHY DO THE FUNDS NEED NEW ADVISORY AGREEMENTS?

     Currently, IMCO serves as the investment adviser and distributor for each Fund, and USAA Shareholder Account Services (SAS) serves as each Fund's transfer agent. Under the existing advisory agreements, IMCO provides a wide range of administrative and shareholder services for each Fund, in addition to investment management services. Some of these administrative and shareholder services may also be provided by IMCO as the distributor of the Funds (for which IMCO receives no fees) and by SAS as the transfer agent for the Funds (for which SAS receives a fee). The board believes that it would be in the best interests of shareholders to restructure the service and fee arrangements with IMCO and SAS to more fairly and equitably match the fees charged with the services provided in a manner that is consistent with current industry practice.

*    HOW WILL THE NEW ARRANGEMENTS AFFECT MY FUND?

     Under the new arrangements, IMCO and SAS will continue to provide every Fund with the full package of advisory, distribution, transfer agency, administrative, and shareholder services currently being provided. After giving effect to fee waivers and expense caps by IMCO, the overall fees for these services will increase for some Funds and decrease or remain the same for other Funds. Importantly, if the new arrangements had been in effect for the most recently completed fiscal years, each Fund's total expense ratio would have been less than the average expense ratio for its peer group of mutual funds, and in some cases significantly less. In fact, in the aggregate, the average expense ratio of all USAA mutual funds would have been approximately 18% below the average of the Funds' peer groups. This is even after the effects of a performance adjustment covering all USAA Funds except for money market and index funds. The effect on each Fund is provided in the proxy statement.

*    WILL  THE NEW  ADVISORY  AGREEMENTS  CHANGE  THE  WAY  ADVISORY  FEES  ARE
     CALCULATED?

     The new advisory agreements will provide for a base advisory fee that is the same for each Fund as the current fee. Under the new agreement, this base fee will be adjusted for each Fund (other than the USAA money market funds and Index Funds) based on the actual performance of the Fund, such that the fee will increase if the Fund outperforms its benchmark and decrease by an equal amount if the Fund underperforms its benchmark. By implementing performance-based fees across a broad array of BOTH equity and fixed income funds, the interests of IMCO will be further aligned with the interests of shareholders in a way the board believes is unprecedented in the mutual fund industry.

*    HOW DOES THE FUNDS' BOARD OF DIRECTORS RECOMMEND I VOTE ON THIS PROPOSAL?

     The board has given careful consideration to this proposal AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS APPROVE THE PROPOSAL. The board believes that the new arrangements are fair and equitable for IMCO, the Funds, and the Funds' shareholders and that the new arrangements will permit IMCO and its affiliated companies to (1) attract and retain the high quality of investment professionals and support staff necessary to maximize the performance of the Funds and (2) deliver the high quality of services expected by our shareholders through investments in technology for improved shareholder communication and recordkeeping systems. In summary, the Funds' board of directors believes that, by enhancing competitive performance and USAA-caliber service delivery while maintaining below-average fees and expenses upon approval, the new arrangements will result in a better overall value for the USAA Fund shareholder.


PROPOSAL 5 - APPROVAL OF A SUB-ADVISORY AGREEMENT FOR THE S&P 500 INDEX FUND AND
             APPROVAL OF A PROPOSAL TO PERMIT IMCO TO CHANGE SUB-ADVISERS IN THE FUTURE FOR THE S&P 500 INDEX FUND WITHOUT SHAREHOLDER APPROVAL

AT THE MEETING, YOU WILL BE ASKED TO APPROVE A SUB-ADVISORY AGREEMENT BETWEEN IMCO AND DEUTSCHE ASSET MANAGEMENT, INC. (DEUTSCHE) WITH RESPECT TO THE S&P 500 INDEX FUND, AND TO APPROVE A PROPOSAL THAT WILL PERMIT IMCO TO CHANGE
SUB-ADVISERS IN THE FUTURE FOR THE S&P 500 INDEX FUND WITHOUT OBTAINING SHAREHOLDER APPROVAL.

*    WHY ARE THESE PROPOSALS BEING PRESENTED?

     Currently, the Fund invests all of its assets in another mutual fund managed by Deutsche that also seeks to track the performance of the S&P 500 Index. The board believes that the Fund may be able to track more closely the performance of the S&P 500 Index by withdrawing its assets from the other mutual fund and directing IMCO to manage the assets using Deutsche as its sub-adviser. IMCO is not permitted to hire Deutsche as a sub-adviser, however, without first obtaining shareholder approval.

     In addition, the board has determined that it would be in the best interest of shareholders for IMCO to have the ability to change sub-advisers to the Fund in the future without first obtaining shareholder approval. The Fund and IMCO have applied to the Securities and Exchange Commission (SEC) for an order that would permit IMCO to change sub-advisers for the Fund without first calling a special shareholder meeting and obtaining shareholder approval. By approving this proposal, subject to the Fund receiving the order requested from the SEC and with the approval of the board, you will be authorizing IMCO to change sub-advisers in the future without first obtaining shareholder approval.

*    HOW WILL THE FUND BENEFIT FROM THESE PROPOSALS?

     If these proposals are approved, IMCO will hire Deutsche as a sub-adviser for the Fund, and Deutsche will directly manage the Fund's day-to-day investment activities. The board believes the Fund may be able to track more closely the performance of the S&P 500 Index by operating in this manner.

     In addition, if the SEC issues the order requested by IMCO and the Fund, IMCO will be able to change sub-advisers for the Fund in the future without the Fund incurring the time and expense of a shareholder meeting. As the Fund's adviser, IMCO will be responsible for overseeing the performance of the sub-adviser and recommending to the board when it may be in the Fund's best interests to change sub-advisers. The board would always be required to approve the appointment or change of sub-advisers, and you would always be notified when this occurs.


34610-0501

[USAA EAGLE LOGO]
                              PROXY INFORMATION

The enclosed proxy statement provides details on important issues relating to your USAA mutual funds. The board of directors of your fund(s) recommends that you vote FOR all proposals. A separate proxy card and vote is required for each fund you own.

To make voting faster and more convenient for you, we are offering a variety of ways to vote your proxy. You may vote by using the Internet or by telephone instead of completing and mailing the enclosed proxy card. The Internet and telephone are generally available 24 hours a day, and your vote will be confirmed and posted immediately. The choice is yours. Use whichever method works best for you! IF YOU CHOOSE TO VOTE VIA THE INTERNET OR BY PHONE, DO NOT MAIL YOUR PROXY CARD.

                                       TO VOTE ON THE INTERNET

         [GRAPHIC OF KEYBOARD]         1.   Go to WWW.PROXYVOTE.COM or the
                                            "Proxy voting" link on WWW.USAA.COM.
                                       2.   Enter the 12-digit CONTROL NUMBER on
                                            the upper right side of your proxy
                                            card.
                                       3.   Follow the instructions on the site.

  TO VOTE BY TELEPHONE

  1.  Call toll-free 1-800-690-6903.
  2.  Enter the 12-digit CONTROL NUMBER on       [GRAPHIC OF TELEPHONE KEYS]
      the upper right side of your proxy card.
  3.  Follow the recorded instructions.

NOTE:  EACH PROXY CARD YOU RECEIVE HAS A UNIQUE CONTROL NUMBER.
       PLEASE BE SURE TO VOTE ALL YOUR PROXY CARDS.

               YOUR PROXY VOTE IS IMPORTANT! PLEASE VOTE TODAY.

QUESTIONS:

We urge you to spend some time reviewing this proxy statement and the brief summary of the proposals included in this package. Should you have any questions, we invite you to call toll-free at 1-800-245-4275 Monday through Friday from 6 a.m. to 10 p.m. Central Time (CT), Saturday from 8:30 a.m. to 5 p.m. CT, and on Sunday from 11:30 a.m. to 8 p.m. CT. We have retained Georgeson Shareholder Communications, Inc. (GSC) to assist shareholders in the voting process. If we have not received your vote as of the date of the meeting approaches, GSC may call you to remind you to exercise your right to vote.

                           NOTICE OF SPECIAL MEETING
                              TO ALL SHAREHOLDERS
                          OF THE USAA FAMILY OF FUNDS
                            TO BE HELD JULY 20, 2001


A shareholder meeting of all USAA funds (each a Fund, or collectively Funds) will be held on Friday, July 20, 2001, at 2 p.m., Central Time, at the McDermott Auditorium in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288, for the following purposes:

     1.  To elect directors of each Fund.

     2.  To amend or eliminate certain investment restrictions.

     3. To approve a change in the Gold Fund's concentration policy to permit greater investment in precious metals and minerals other than gold.

     4. To approve new advisory agreements with USAA Investment Management Company (IMCO).

     5. To approve a sub-advisory agreement for the S&P 500 Index Fund and to permit IMCO to change the Fund's sub-adviser in the future without shareholder approval.

     6. To transact such other business as may properly come before the meeting or any adjournments thereof.

                                             By Order of the Board of Directors


                                             Michael D. Wagner
                                             SECRETARY

San Antonio, Texas
May 25, 2001

     WE URGE YOU TO VOTE ON THE INTERNET AT WWW.PROXYVOTE.COM; OR CALL OUR SPECIAL TOLL-FREE NUMBER, 1-800-690-6903; OR MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE SO YOU WILL BE REPRESENTED AT THE MEETING.

                                PROXY STATEMENT

This document will give you the information you need to vote on the matters listed on the previous page. Much of the information in this proxy statement is required under the rules and regulations of the Securities and Exchange Commission (SEC) and is, therefore, quite detailed. If there is anything you don't understand, please contact us at 1-800-245-4275.

As an introductory matter, the USAA family of funds currently consists of 40 mutual funds. Each Fund is a series of one of four legal entities: USAA Mutual Fund, Inc., USAA Tax Exempt Fund, Inc., USAA Investment Trust, and USAA State Tax-Free Trust. USAA Mutual Fund, Inc. and USAA Tax Exempt Fund, Inc. are each organized as Maryland corporations, and as such are governed by boards of directors. These two legal entities may be referred to in this proxy statement as Companies. USAA Investment Trust and USAA State Tax-Free Trust are organized as a Massachusetts business trust and Delaware business trust, respectively, and as such are governed by boards of trustees. These two legal entities may be referred to in this proxy statement as Trusts. To date, each of these four entities has been governed by boards of directors and trustees comprised of the same individuals for financial and operational efficiencies. If Proposal 1 is approved, this approach will continue. For simplicity throughout the rest of this proxy statement, the boards of directors and boards of trustees of the four legal entities will be identified simply as the Board of Directors.


*    WHO IS ASKING FOR MY VOTE?

     The Board of Directors of the USAA family of funds is soliciting the enclosed proxy. How you vote, whether by Internet, telephone, mail, or in person, will be used at the shareholder meeting, and if the shareholder meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Special Meeting (see previous page).

*    WHAT ARE THE DIFFERENT WAYS I CAN CAST MY VOTE?

     As a shareholder, you may vote in one of the following four ways:

     ==========================================================================
      1.  You may vote on the Internet at WWW.PROXYVOTE.COM.
      2.  You may vote by calling our special toll-free number, 1-800-690-6903.
      3. You may vote by sending us a completed and executed proxy card. The proxy card has been included with this proxy statement, along with a postage-paid envelope for your convenience in mailing us your proxy card.
      4.  You may vote in person by attending the shareholder meeting.
     ==========================================================================

     If you do not anticipate attending the meeting in person, we encourage you to vote by Internet or telephone to minimize the costs of solicitation.

*    HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE ON THESE PROPOSALS?

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE:

       1. FOR THE ELECTION OF ALL NOMINEES FOR ELECTION TO THE FUNDS' BOARD OF DIRECTORS;
       2.  FOR THE AMENDMENT OR ELIMINATION OF CERTAIN INVESTMENT RESTRICTIONS;
       3.  FOR THE APPROVAL OF A CHANGE IN THE GOLD FUND'S CONCENTRATION POLICY;
       4.  FOR THE APPROVAL OF NEW ADVISORY AGREEMENTS; AND
       5. FOR THE APPROVAL OF A SUB-ADVISORY AGREEMENT FOR THE S&P 500 INDEX FUND AND TO PERMIT IMCO TO CHANGE THE FUND'S SUB-ADVISER IN THE FUTURE WITHOUT SHAREHOLDER APPROVAL.

USAA FAMILY OF FUNDS - 2

*    WHO IS ELIGIBLE TO VOTE?

     Shareholders of record of each Fund as of the close of business on May 25, 2001, are entitled to vote at the shareholder meeting or any adjournment thereof. The Notice of Special Meeting, the proxy card, the proxy summary, and the proxy statement have been mailed to shareholders of record on or about May 25, 2001.

     Each share is entitled to one vote (with proportionate voting for fractional shares). Shares represented by duly executed proxies will be voted in accordance with shareholders' instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted "FOR" each of the proposals. If any other business is brought before the shareholder meeting, your shares will be voted as determined in the discretion of the proxies.

     Shareholders of every Fund will not be entitled to vote on every proposal. The table on pages 4 and 5 of this proxy statement indicates on a Fund-by-Fund basis the proposals on which shareholders of each Fund will be entitled to vote.

                                                            PROXY STATEMENT - 3

                                 PROPOSAL 1                PROPOSAL 2

USAA FAMILY OF FUNDS                                 AMEND OR ELIMINATE CERTAIN
                             ELECTION OF DIRECTORS    INVESTMENT RESTRICTIONS
 USAA TAXABLE BOND FUNDS
-------------------------------------------------------------------------------
   GNMA Trust                           X                  2-A, 2-C
   HIGH-YIELD OPPORTUNITIES FUND        X                     2-A
   INCOME FUND                          X           2-A, 2-B, 2-C, 2-D, 2-E
   INTERMEDIATE-TERM BOND FUND          X                     2-A
   SHORT-TERM BOND FUND                 X           2-A, 2-B, 2-C, 2-D, 2-E

 USAA TAX EXEMPT BOND FUNDS
-------------------------------------------------------------------------------
   LONG-TERM FUND                       X             2-A, 2-B, 2-C, 2-D
   INTERMEDIATE-TERM FUND               X             2-A, 2-B, 2-C, 2-D
   SHORT-TERM FUND                      X             2-A, 2-B, 2-C, 2-D
   CALIFORNIA BOND FUND                 X             2-A, 2-B, 2-C, 2-D
   NEW YORK BOND FUND                   X             2-A, 2-B, 2-C, 2-D
   VIRGINIA BOND FUND                   X             2-A, 2-B, 2-C, 2-D
   FLORIDA TAX-FREE INCOME FUND         X                     2-A

 USAA ASSET ALLOCATION FUNDS
-------------------------------------------------------------------------------
   BALANCED STRATEGY FUND               X                     2-A
   CORNERSTONE STRATEGY FUND            X           2-A, 2-B, 2-C, 2-D, 2-E
   GROWTH AND TAX STRATEGY FUND         X           2-A, 2-B, 2-C, 2-D, 2-E
   GROWTH STRATEGY FUND                 X                     2-A
   INCOME STRATEGY FUND                 X                     2-A

 USAA EQUITY FUNDS
-------------------------------------------------------------------------------
   AGGRESSIVE GROWTH FUND               X           2-A, 2-B, 2-C, 2-D, 2-E
   CAPITAL GROWTH FUND                  X                     2-A
   EMERGING MARKETS FUND                X                     2-A
   FIRST START GROWTH FUND              X                     2-A
   GOLD FUND                            X           2-A, 2-B, 2-C, 2-D, 2-E
   GROWTH FUND                          X           2-A, 2-B, 2-C, 2-D, 2-E
   GROWTH & INCOME FUND                 X           2-A, 2-B, 2-C, 2-D, 2-E
   INCOME STOCK FUND                    X           2-A, 2-B, 2-C, 2-D, 2-E
   INTERNATIONAL FUND                   X           2-A, 2-B, 2-C, 2-D, 2-E
   SCIENCE & TECHNOLOGY FUND            X                     2-A
   SMALL CAP STOCK FUND                 X                     2-A
   WORLD GROWTH FUND                    X           2-A, 2-B, 2-C, 2-D, 2-E

  USAA INDEX FUNDS
-------------------------------------------------------------------------------
   EXTENDED MARKET INDEX FUND           X
   GLOBAL TITANS INDEX FUND             X
   NASDAQ-100 INDEX FUND                X
   S&P 500 INDEX FUND                   X

 USAA MONEY MARKET FUNDS
-------------------------------------------------------------------------------
   MONEY MARKET FUND                    X           2-A, 2-B, 2-C, 2-D, 2-E
   TREASURY MONEY MARKET TRUST          X                  2-A, 2-C
   TAX EXEMPT MONEY MARKET FUND         X             2-A, 2-B, 2-C, 2-D
   CALIFORNIA MONEY MARKET FUND         X             2-A, 2-B, 2-C, 2-D
   NEW YORK MONEY MARKET FUND           X             2-A, 2-B, 2-C, 2-D
   VIRGINIA MONEY MARKET FUND           X             2-A, 2-B, 2-C, 2-D
   FLORIDA TAX-FREE MONEY MARKET FUND   X                     2-A

USAA FAMILY OF FUNDS - 4

   PROPOSAL 3                    PROPOSAL 4                PROPOSAL 5

  APPROVE CHANGE                                       APPROVE SUB-ADVISORY
  IN THE GOLD FUND'S            APPROVE NEW        AGREEMENT AND PERMIT IMCO TO
CONCENTRATION POLICY         ADVISORY AGREEMENTS    CHANGE SUB-ADVISERS WITHOUT
                                                       SHAREHOLDER APPROVAL

--------------------------------------------------------------------------------
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                                                            PROXY STATEMENT - 5

                                   PROPOSAL I

                         ELECTION OF BOARD OF DIRECTORS

                                   ALL FUNDS

*    WHO ARE THE NOMINEES FOR THE BOARD OF DIRECTORS?

*    Robert G. Davis*

     Mr. Davis, age 54, is President and Chief Executive Officer of United Services Automobile Association (USAA) (4/00-present); Director of USAA (2/99-present); President and Chief Operating Officer of USAA (6/99-3/00); Deputy Chief Executive Officer for Capital Management of USAA (6/98-5/99); President, Chief Executive Officer, Director, and Chairman of the Board of Directors of USAA Capital Corporation and several of its subsidiaries and affiliates (1/97-present); Executive Vice President, Chief Operating Officer, Director, and Vice Chairman of the Board of Directors of USAA
     Financial Planning Network, Inc. (6/96-12/96); Special Assistant to Chairman, USAA (6/96-12/96); and President and Chief Executive Officer, Banc One Credit Corporation (12/95-6/96). Mr. Davis serves as a Director and Chairman of the Boards of Directors of USAA Investment Management Company (IMCO), USAA Federal Savings Bank, USAA Financial Planning Network, Inc., and USAA Real Estate Company.

*    Christopher W. Claus*

     Mr. Claus, age 40, is President and Chief Executive Officer, Director, and Vice Chairman of the Board of Directors, IMCO (2/01-present); Senior Vice President, Investment Sales and Service, IMCO (7/00-2/01); Vice President, Investment Sales and Service, IMCO (12/94-7/00). Mr. Claus serves as
     President, Director, and Chairman of the Board of Directors of USAA Shareholder Account Services; Director of USAA Life Insurance Company; and Senior Vice President of USAA Life Investment Trust.

*    David G. Peebles*

     Mr. Peebles, age 61, is Senior Vice President, Equity Investments, IMCO (11/98-present); Director, IMCO (12/98-present); Vice President, Equity Investments, IMCO (2/88-11/98). Mr. Peebles serves as Senior Vice President of USAA Shareholder Account Services and Vice President of USAA Life Investment Trust.

*    Barbara B. Dreeben

     Mrs. Dreeben, age 55, is President, Postal Addvantage (7/92-present).

*    Robert L. Mason, Ph.D.

     Dr. Mason, age 54, is Staff Analyst, Southwest Research Institute (9/98-present); Manager, Statistical Analysis Section, Southwest Research Institute (2/79-9/98).

*    Michael F. Reimherr

     Mr. Reimherr, age 55, is President of Reimherr Business Consulting (5/95-present).

*    Laura T. Starks, Ph.D.

     Dr. Starks, age 51, is the Charles E. and Sarah M. Seay Regents Chair Professor of Finance, University of Texas at Austin (9/96-present); Sarah Meadows Seay Regents, Professor of Finance, University of Texas at Austin (9/94-9/96).

*    Richard A. Zucker

     Mr. Zucker, age 57, is Vice President, Beldon Roofing and Remodeling (7/85-present).

-------------------------
     * Indicates individual who is deemed to be an "interested person" of the Funds under the Investment Company Act of 1940 (1940 Act) because of his affiliation with IMCO and its affiliates.

USAA FAMILY OF FUNDS - 6

     Except as indicated above, the principal occupations and business experience of the nominees for the Board of Directors for the last five years have been with the employers indicated, although in some cases they have held different positions with those employers. Mrs. Dreeben and Mr. Zucker were originally elected by the shareholders in October 1995 and reelected in October 1999. Dr. Mason, Messrs. Davis, Peebles, and Reimherr were elected by the shareholders in October 1999. Dr. Starks and Mr. Claus were appointed by the Funds' Board of Directors on May 10, 2000, and February 15, 2001, respectively. Each director serves until his or her successor is elected and qualified. Each of the nominees has agreed to serve on the Board of Directors if elected. If any of the nominees is unavailable for election at the time of the shareholder meeting, which is not anticipated, the Board of Directors may vote for other nominees at their discretion. The business address of each nominee who is an "interested person" is 9800 Fredericksburg Road, San Antonio, Texas 78288, and the business address of all other nominees is USAA, P.O. Box 47110, San Antonio, Texas 78265-8110.

*    WHAT ARE THE RESPONSIBILITIES OF THE BOARD OF DIRECTORS?

     The Board of Directors is responsible for the general oversight of the Funds' business and for assuring that your Funds are managed in the best interests of each Fund's respective shareholders. The Board of Directors periodically reviews your Funds' investment performance as well as the quality of other services provided to your Funds and their shareholders by each of the Funds' service providers, including IMCO and its affiliates. IMCO acts as the investment adviser to the Funds. IMCO's address is 9800 Fredericksburg Road, San Antonio, Texas 78288. At least annually, the Board of Directors reviews the fees paid by the Funds for these services and the overall level of your Funds' operating expenses.

*    WHY ARE WE NOW ELECTING NEW MEMBERS TO THE BOARD OF DIRECTORS?

     By electing directors at this time, the Funds may be able to delay the time at which another shareholder meeting is required for the election of directors, which will result in a savings of the time and expense associated with holding such a meeting.

     Under the 1940 Act, the Board of Directors may fill vacancies on the Board of Directors or appoint new directors only if, immediately thereafter, at least two-thirds of the directors will have been elected by shareholders. Currently, two of the Funds' eight directors have not been elected by shareholders. After considering a best practices report recently issued by the Investment Company Institute, the Board of Directors' Corporate Governance Committee has determined that it would be in the best interests of shareholders to have at least two-thirds of the Funds' directors comprised of individuals that are not "interested persons" of the Funds or IMCO (Independent Directors), which would be in line with the report's recommendations. Accordingly, the Corporate Governance Committee anticipates nominating a new director for appointment by the full Board of Directors sometime in 2002 or in early 2003. This would bring the Funds' board to nine directors, of which six would be independent. At that point, only six of the nine directors would have been elected by shareholders if this election did not occur. Should any previously elected director resign or be unable to serve, the Board of Directors would not be able to fill the vacancy without first calling a shareholder meeting, resulting in the time and expense of an additional proxy solicitation. This can be avoided by electing directors at this shareholder meeting.

*    HOW LONG CAN DIRECTORS SERVE ON THE BOARD OF DIRECTORS?

     Pursuant to a policy adopted by the Board of Directors, each duly elected or appointed director may serve as a director until the director either reaches age 70 or has served fifteen (15) years in such capacity. All members of the Board of Directors shall be presented to shareholders for election or reelection, as the case may be, at least once every five (5) years. A Fund director may resign or be removed by a vote of the holders of a majority of the outstanding shares of the Funds at any time.

                                                            PROXY STATEMENT - 7

* WHAT ARE SOME OF THE WAYS IN WHICH THE BOARD OF DIRECTORS REPRESENTS SHAREHOLDER INTERESTS?

     The Board of Directors seeks to represent shareholder interests by:

     *   reviewing the investment performance of each Fund with management;

     * reviewing the quality of the various other services provided to the Funds and their shareholders by each of the Funds' service providers, including IMCO and its affiliates;

     * discussing with IMCO senior management steps being taken to address any performance deficiencies;

     * reviewing the fees paid to IMCO and its affiliates to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing sufficient resources to continue to provide high-quality services in the future;

     * monitoring potential conflicts between the Funds and IMCO and its affiliates to ensure that the Funds continue to be managed in the best interests of their shareholders; and

     * monitoring potential conflicts among Funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

*    HOW OFTEN DOES THE BOARD OF DIRECTORS MEET?

     The Board of Directors typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. A portion of these meetings is devoted to meetings of various committees of the Board of Directors, which focus on particular matters. In addition, the Board of Directors may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

     Between the meetings of the Board of Directors and while the Board of Directors is not in session, the Executive Committee of the Board of Directors has all the powers and may exercise all the duties of the Board of Directors in the management of the business of the Funds that may be delegated to it by the Board of Directors. The Pricing and Investment Committee of the Board of Directors acts upon various investment-related issues and other matters that have been delegated to it by the Board of Directors. The Audit Committee of the Board of Directors reviews the financial statements and the auditors' reports and undertakes certain studies and analyses as directed by the Board of Directors. The Corporate Governance Committee of the Board of Directors maintains oversight of the organization, performance, and effectiveness of the Board and Independent Directors. See FURTHER INFORMATION ABOUT YOUR FUNDS -- COMMITTEES OF THE BOARD OF DIRECTORS.

     During each Fund's most recent full fiscal year, the Board of Directors met eight times on behalf of USAA Mutual Fund, Inc., USAA Tax Exempt Fund, Inc., and USAA State Tax-Free Trust and nine times on behalf of USAA Investment Trust. During each Fund's most recent full fiscal year, the Audit Committee met four times on behalf of USAA Mutual Fund, Inc., USAA Tax Exempt Fund, Inc., and USAA State Tax-Free Trust and five times on behalf of USAA Investment Trust. During each Fund's most recent full fiscal year, the Pricing and Investment Committee met four times on behalf of USAA Mutual Fund, Inc., USAA Tax Exempt Fund, Inc., and USAA State Tax-Free Trust and five times on behalf of USAA Investment Trust. During each Fund's most recent full fiscal year, the Corporate Governance Committee met six times on behalf of USAA Mutual Fund, Inc., USAA Tax Exempt Fund, Inc., USAA Investment Trust, and USAA State Tax-Free Trust. Each director attended at least 75% of the total number of meetings of the Board of Directors and any committee on which he or she served.

*    WHAT ARE THE MEMBERS OF THE BOARD OF DIRECTORS PAID FOR THEIR SERVICES?

     The Funds pay each Independent Director a fee for his or her services. Directors affiliated with IMCO and its affiliates are not compensated by the Funds for their service on the Board of Directors. Directors and committee members are compensated on the basis of an annual retainer of $21,000 from the Funds plus

USAA FAMILY OF FUNDS - 8
     reimbursement for reasonable expenses incurred in attending any meetings of the Board of Directors or a committee. The fee for attending a regular or special meeting of the Board of Directors is $1,500. All Funds in the USAA family of funds meet on a combined basis for regular meetings, and one meeting fee is allocated evenly among the total number of Funds represented at the meeting. The fee for serving on one or more committees is $500 per committee meeting. All compensation paid to directors is used to acquire shares of one or more Funds in the USAA family of funds under an automatic investment program for directors. The directors periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to directors of other mutual fund companies.

     The fees paid to each director by the Funds in the USAA family of funds are shown below:


===================================================================================================================================
                                                 AGGREGATE COMPENSATION FROM THE FUNDS
       NAME OF                   USAA                USAA               USAA TAX            USAA STATE         TOTAL COMPENSATION
       DIRECTORS          MUTUAL FUND, INC.1   INVESTMENT TRUST2  EXEMPT FUND, INC.3      TAX-FREE TRUST3    FROM THE FUND COMPLEX
-----------------------------------------------------------------------------------------------------------------------------------
Robert G. Davis                None (a)(b)          None (a)(b)         None (a)(b)          None (a)(b)            None (a)(b)
Christopher W. Claus           None (a)(b)          None (a)(b)         None (a)(b)          None (a)(b)            None (a)(b)
David G. Peebles               None (a)(b)          None (a)(b)         None (a)(b)          None (a)(b)            None (a)(b)
Barbara B. Dreeben             $  9,875             $ 10,000            $  6,250             $  9,250               $  35,375
Robert L. Mason, Ph.D.         $  9,875             $ 10,000            $  6,250             $  9,250               $  35,375
Michael F. Reimherr            $  6,375             $  5,000            $  6,250             $  9,250               $  26,875
Laura T. Starks, Ph.D.         $  3,500             $  1,688            $  6,688             $ 10,125               $  22,001
Richard A. Zucker              $  9,875             $ 10,000            $  6,250             $  9,250               $  35,375
---------
  1  Amounts are for fiscal year ended July 31, 2000.
  2  Amounts are for fiscal year ended May 31, 2000.
  3  Amounts are for fiscal year ended March 31, 2001.
 (a) Robert G. Davis, Christopher W. Claus, and David G. Peebles are affiliated with  the  Funds'  investment  adviser, IMCO, and, accordingly, receive no remuneration from any Fund in the USAA family of funds.
 (b) No pension or retirement benefits are accrued as part of fund expenses.

===================================================================================================================================

     No compensation is paid by any Fund to any director who is a director, officer, or employee of IMCO or its affiliates. As of April 30, 2001, the directors and their families as a group owned beneficially or of record less than 1% of the outstanding shares of all Funds within the USAA family of funds.

*    HOW DOES THE  BOARD  OF DIRECTORS  RECOMMEND  SHAREHOLDERS  VOTE  ON  THIS
     PROPOSAL?

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS OF THE FUNDS.

* WHAT PERCENTAGE OF SHAREHOLDERS' VOTES IS REQUIRED TO ELECT THE NOMINEES TO THE BOARD OF DIRECTORS?

     The nominees for directors of the Funds receiving the vote of a plurality of the outstanding voting shares of each of the four Companies and Trusts cast at a meeting at which a quorum is present shall be elected. Shareholders of all Funds in a Company or Trust will vote as a single class on the election of directors.

                                                            PROXY STATEMENT - 9

                                   PROPOSAL 2


                          AMENDMENT OR ELIMINATION OF
                        CERTAIN INVESTMENT RESTRICTIONS

THE FUNDS' BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, HAS PROPOSED THAT SHAREHOLDERS APPROVE AMENDING OR ELIMINATING CERTAIN INVESTMENT RESTRICTIONS OF CERTAIN OF THE FUNDS. THE PROPOSED CHANGES TO THE INVESTMENT RESTRICTIONS OF EACH FUND ARE BASED ON RECOMMENDATIONS PREPARED BY IMCO, WHICH WERE REVIEWED AND APPROVED BY THE BOARD OF DIRECTORS AT A MEETING HELD ON APRIL 26, 2001.

*    WHY IS THE BOARD OF DIRECTORS PROPOSING THESE CHANGES?

     The Board of  Directors  is proposing  these  changes  because it believes developments in the rules governing mutual funds have left many of the existing Fund investment restrictions outdated. The Board is concerned that these restrictions could unnecessarily limit the Funds' operations going forward. The Board recently reviewed each Fund's investment restrictions and determined that it would be in the best interests of shareholders to eliminate certain investment restrictions that are not required under applicable law, and to amend certain other restrictions that are required, but may be modified with the approval of the Funds' shareholders.

     The Board of Directors believes that the ability of IMCO to manage the Funds' portfolios in a changing regulatory or investment environment will be enhanced by approval of these proposals. In addition, the Board of Directors believes that approval of these proposals will reduce the need for future shareholder meetings, thereby reducing the Funds' ongoing costs of operation. Furthermore, it is anticipated that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with investment restrictions.

     At the meeting, shareholders of each Fund will vote on each of the proposals separately. If approved by shareholders, a change to a Fund's investment restriction will become effective as soon as practicable thereafter, but no sooner than August 1, 2001. If one or more of the proposals is not approved by a Fund's shareholders, then the current restriction(s) will remain in effect, and IMCO may be limited in the future in its ability to implement certain investment techniques with respect to that Fund, while other funds in its peer group will be able to implement those techniques because they do not have these restrictions.

*    WILL THESE CHANGES MATERIALLY AFFECT HOW THE FUNDS ARE MANAGED?

     Although the proposed changes to each Fund's investment restrictions generally give broader authority to make certain investments or engage in certain practices than do the current investment restrictions of the Funds, IMCO does not currently intend to change in any material way the principal investment strategies or operations of any Fund.

* HOW DOES THE BOARD OF DIRECTORS RECOMMEND SHAREHOLDERS VOTE ON PROPOSALS 2-A THROUGH 2-E?

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSALS 2-A THROUGH 2-E.

* WHAT PERCENTAGE OF SHAREHOLDERS' VOTES IS REQUIRED TO AMEND OR ELIMINATE THESE INVESTMENT RESTRICTIONS?

     Approval of each proposal with respect to any Fund will require the "yes" vote of a "majority of the outstanding voting securities" of the Fund, as provided in the 1940 Act. For this purpose, this means the "yes" vote of the lesser of (i) more than 50% of the outstanding shares of each Fund, or
     (ii) 67% or more of the shares present at the meeting, if more than 50% of the outstanding shares are present at the meeting in person or by proxy. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against this proposal.

USAA FAMILY OF FUNDS - 10

                                  PROPOSAL 2-A


                   ELIMINATION OF THE INVESTMENT RESTRICTION
                    REGARDING INVESTMENTS IN A SINGLE ISSUER


* WHAT IS THE INVESTMENT RESTRICTION REGARDING INVESTMENTS IN A SINGLE ISSUER FOR EACH FUND REFERENCED BELOW?


     Each of the Funds referenced below currently has the following investment restriction regarding the extent to which the Fund can invest in any single issuer:

            AGGRESSIVE GROWTH FUND              BALANCED STRATEGY FUND
          CORNERSTONE STRATEGY FUND               CAPITAL GROWTH FUND
            EMERGING MARKETS FUND               FIRST START GROWTH FUND
         FLORIDA TAX-FREE INCOME FUND      FLORIDA TAX-FREE MONEY MARKET FUND
                  GNMA TRUST                           GOLD FUND
                 GROWTH FUND                     GROWTH & INCOME FUND
             GROWTH STRATEGY FUND             GROWTH AND TAX STRATEGY FUND
        HIGH-YIELD OPPORTUNITIES FUND                  INCOME FUND
               INCOME STOCK FUND                 INCOME STRATEGY FUND
         INTERMEDIATE-TERM BOND FUND              INTERNATIONAL FUND
               MONEY MARKET FUND               SCIENCE & TECHNOLOGY FUND
              SHORT-TERM BOND FUND                SMALL CAP STOCK FUND
          TREASURY MONEY MARKET TRUST               WORLD GROWTH FUND

        "[A FUND MAY NOT,] WITH RESPECT TO 75% OF ITS TOTAL ASSETS, PURCHASE THE SECURITIES OF ANY ISSUER (EXCEPT [U.S.] GOVERNMENT SECURITIES, AS SUCH TERM IS DEFINED IN THE [1940 ACT]) IF, AS A RESULT, THE FUND WOULD OWN MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF SUCH ISSUER OR THE FUND WOULD HAVE MORE THAN 5% OF THE VALUE OF ITS TOTAL ASSETS
        INVESTED IN THE SECURITIES OF SUCH ISSUER ...."
        ---------------------------------------------------------------

     Each of the Funds referenced below currently has the following investment restriction regarding the extent to which the Fund can invest in any single issuer:

             CALIFORNIA BOND FUND            CALIFORNIA MONEY MARKET FUND
            INTERMEDIATE-TERM FUND                  LONG-TERM FUND
              NEW YORK BOND FUND              NEW YORK MONEY MARKET FUND
                SHORT-TERM FUND              TAX EXEMPT MONEY MARKET FUND
              VIRGINIA BOND FUND               VIRGINIA MONEY MARKET FUND

        "[A FUND MAY NOT,] WITH RESPECT TO 75% OF ITS TOTAL ASSETS, PURCHASE THE SECURITIES OF ANY ISSUER ([EXCEPT GOVERNMENT SECURITIES, AS SUCH TERM IS DEFINED IN THE 1940 ACT]) IF, AS A RESULT, THE FUND WOULD HAVE MORE THAN 5% OF THE VALUE OF ITS TOTAL ASSETS INVESTED IN THE
        SECURITIES OF SUCH ISSUER ...."

                                      AND

        "[A FUND MAY NOT] PURCHASE MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF ANY ISSUER."

*    WHAT DOES THE "SINGLE ISSUER" RESTRICTION MEAN?

     In substance, this restriction limits each of these Fund's investments in the securities of any single issuer to 5% of the Fund's assets and 10% of the issuer's outstanding voting stock, except that 25% of the Fund's assets are not subject to this restriction.

                                                           PROXY STATEMENT - 11

     Each of these Funds has also elected to be classified as a "diversified company" under the 1940 Act. As a diversified company, at least 75% of the value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other investment companies, and other securities limited with respect to any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer (the Diversification Requirement). The Diversification Requirement has the effect, with respect to 75% of a Fund's assets, of limiting investments by the Fund in the securities of any single issuer (other than U.S. government securities and securities of other investment companies) to 5% of the Fund's assets and 10% of the issuer's outstanding voting stock. A Fund may not change its classification as a diversified company without shareholder approval.

*    WHY IS IT BENEFICIAL TO ELIMINATE THE SINGLE ISSUER RESTRICTION?

     Each Fund's single issuer restriction creates an investment limitation that is more restrictive than the Diversification Requirement set forth in the 1940 Act, because each Fund's restriction does not contain an exception regarding securities of other investment companies. By eliminating this restriction, each Fund referenced above will have the flexibility to invest in securities of other investment companies to the maximum extent permissible under the 1940 Act.

     Each Fund's single issuer restriction also creates a limitation on the ability of these Funds to adapt to regulatory changes should the Diversification Requirement set forth in the 1940 Act change in the future. By eliminating this restriction at this time, each Fund will be able to respond to future changes in the Diversification Requirement without delay and without the time and expense of holding a shareholder meeting.

     If this restriction is eliminated, each of these Funds will continue to be subject to the limitations on investments in other registered investment companies imposed under the 1940 Act. In general, the 1940 Act prohibits a mutual fund from (i) acquiring more than 3% of the voting stock of any other investment company, (ii) investing more than 5% of its total assets in any one investment company, or (iii) investing more than 10% of its total assets in any two or more investment companies. However, under the 1940 Act, these limitations do not apply to purchases of shares of an investment company by a mutual fund that charges a sales load of not more than 1 1/2% (such as each of the Funds, which charge no sales loads) provided that such fund, together with all affiliates, does not own more than 3% of the outstanding shares of such investment company.

     Eliminating this investment restriction will allow each of these Funds greater investment flexibility and will allow each Fund to respond to developments in the securities markets and to regulatory changes without delay and without the time and expense of holding a shareholder meeting. For example, subject to regulatory and Board of Directors approval, a Fund may wish to buy shares of an affiliated money market fund as a means of investing excess cash on a short-term basis. The removal of the restriction will permit such investments, subject to appropriate exemptive relief from the SEC.

     If this restriction is eliminated, each of the above-referenced Funds will continue to be subject to the limitations of the 1940 Act's Diversification Requirement. For this reason, approval of Proposal 2-A is not expected to materially affect the operations of any Fund.

USAA FAMILY OF FUNDS - 12

                                  PROPOSAL 2-B


                   ELIMINATION OF THE INVESTMENT RESTRICTION
                    REGARDING THE PURCHASE OF SECURITIES OF
                           OTHER INVESTMENT COMPANIES


*    WHAT  IS  THE  INVESTMENT   RESTRICTION  REGARDING  INVESTMENTS  IN  OTHER
     INVESTMENT COMPANIES FOR EACH FUND REFERENCED BELOW?

     Each of the Funds referenced below currently has the following investment restriction regarding the purchase of securities of other investment companies:

            AGGRESSIVE GROWTH FUND                   GROWTH FUND
             GROWTH & INCOME FUND                    INCOME FUND
               INCOME STOCK FUND                   MONEY MARKET FUND
            SHORT-TERM BOND FUND

        "[A FUND MAY NOT] ACQUIRE SECURITIES OF OTHER OPEN-END INVESTMENT COMPANIES, EXCEPT IN CONNECTION WITH A MERGER, CONSOLIDATION, OR ACQUISITION OF ASSETS APPROVED BY THE SHAREHOLDERS."
        ---------------------------------------------------------------------

     Each of the Funds referenced below currently has the following investment restriction regarding the purchase of securities of other investment companies:

           CORNERSTONE STRATEGY FUND           GROWTH AND TAX STRATEGY FUND
                   GOLD FUND                        INTERNATIONAL FUND
               WORLD GROWTH FUND

        "[A FUND MAY NOT] PURCHASE SECURITIES OF OTHER OPEN-END INVESTMENT COMPANIES, EXCEPT A FUND MAY INVEST UP TO 10% OF THE MARKET VALUE OF ITS TOTAL ASSETS IN SUCH SECURITIES THROUGH PURCHASES IN THE OPEN MARKET INVOLVING ONLY CUSTOMARY BROKER'S COMMISSIONS OR IN CONNECTION WITH A MERGER, CONSOLIDATION, REORGANIZATION, OR ACQUISITION OF ASSETS APPROVED BY THE SHAREHOLDERS."
        ---------------------------------------------------------------------

     Each of the Funds referenced below currently has the following investment restriction regarding the purchase of securities of other investment companies:

           CALIFORNIA BOND FUND                 CALIFORNIA MONEY MARKET FUND
          INTERMEDIATE-TERM FUND                       LONG-TERM FUND
            NEW YORK BOND FUND                   NEW YORK MONEY MARKET FUND
              SHORT-TERM FUND                    TAX EXEMPT MONEY MARKET FUND
            VIRGINIA BOND FUND                    VIRGINIA MONEY MARKET FUND

        "[A FUND MAY NOT] INVEST ITS ASSETS IN SECURITIES OF OTHER INVESTMENT COMPANIES EXCEPT BY PURCHASES IN THE OPEN MARKET INVOLVING ONLY CUSTOMARY BROKERS' COMMISSIONS OR AS PART OF A MERGER, CONSOLIDATION, REORGANIZATION, OR PURCHASE OF ASSETS APPROVED BY THE SHAREHOLDERS."

* WHAT IS THE BOARD OF DIRECTORS PROPOSING WITH RESPECT TO THIS INVESTMENT RESTRICTION?

     The Board of Directors proposes that shareholders approve eliminating this restriction. This restriction is not required by the 1940 Act and was based, in part, on requirements formerly imposed by state securities regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds.

                                                           PROXY STATEMENT - 13

*    HOW WILL THE CHANGE AFFECT THESE FUNDS?

     Eliminating this investment restriction will allow each of these Funds greater investment flexibility and will allow each Fund to respond to developments in the securities markets and to regulatory changes without delay and without the time and expense of holding a shareholder meeting. For example, subject to regulatory and Board of Directors approval, a Fund may wish to buy shares of an affiliated money market fund as a means of investing excess cash on a short-term basis. The removal of the restriction will permit such investments, subject to appropriate exemptive relief from the SEC.

     While each Fund referenced above will have greater investment flexibility should this restriction be eliminated, these Funds will continue to be subject to the limitations on investments in other registered investment companies imposed under the 1940 Act. In general, the 1940 Act prohibits a mutual fund from (i) acquiring more than 3% of the voting stock of any other investment company, (ii) investing more than 5% of its total assets in any one investment company or (iii) investing more than 10% of its total assets in any two or more investment companies. However, under the 1940 Act, these limitations do not apply to purchases of shares of an investment company by a mutual fund that charges a sales load of not more than 1 1/2% (such as each of the Funds, which charge no sales loads) provided that such fund, together with all affiliates, does not own more than 3% of the outstanding shares of such investment company.

                                  PROPOSAL 2-C

                    AMENDMENT OF THE INVESTMENT RESTRICTION
                  REGARDING THE ISSUANCE OF SENIOR SECURITIES


* WHAT IS THE INVESTMENT RESTRICTION REGARDING THE ISSUANCE OF SENIOR SECURITIES FOR EACH FUND REFERENCED BELOW?

     Each of the Funds referenced below currently has the following investment restriction regarding the issuance of senior securities:

          AGGRESSIVE GROWTH FUND                   CALIFORNIA BOND FUND
       CALIFORNIA MONEY MARKET FUND              CORNERSTONE STRATEGY FUND
                 GNMA TRUST                              GOLD FUND
                GROWTH FUND                         GROWTH & INCOME FUND
       GROWTH AND TAX STRATEGY FUND                     INCOME FUND
             INCOME STOCK FUND                    INTERMEDIATE-TERM FUND
            INTERNATIONAL FUND                         LONG-TERM FUND
             MONEY MARKET FUND                       NEW YORK BOND FUND
        NEW YORK MONEY MARKET FUND                    SHORT-TERM FUND
            SHORT-TERM BOND FUND                TAX EXEMPT MONEY MARKET FUND
        TREASURY MONEY MARKET TRUST                  VIRGINIA BOND FUND
        VIRGINIA MONEY MARKET FUND                    WORLD GROWTH FUND


        "[A FUND MAY NOT] ISSUE SENIOR SECURITIES, AS DEFINED IN [THE 1940 ACT], EXCEPT [THAT IT MAY PURCHASE TAX-EXEMPT SECURITIES ON A "WHEN-ISSUED" BASIS AND MAY PURCHASE OR SELL FINANCIAL FUTURES CONTRACTS AND OPTIONS] AS PERMITTED BY SECTION 18(F)(2) [AND RULES THEREUNDER]."

*    WHAT AMENDMENT IS THE BOARD OF DIRECTORS PROPOSING?

     The Board of Directors proposes that shareholders approve replacing each of the above-referenced Fund's current investment restriction regarding the issuance of senior securities with the following investment restriction:

     "A FUND MAY NOT ISSUE SENIOR SECURITIES, EXCEPT AS PERMITTED UNDER THE 1940 ACT."

USAA FAMILY OF FUNDS - 14

     The proposed change will permit each of these Funds to issue senior securities to the maximum extent permitted by the 1940 Act.

*    TO WHAT EXTENT DOES THE 1940 ACT PERMIT A FUND TO ISSUE SENIOR SECURITIES?

     In general, under the 1940 Act, a "senior security" is an obligation of a fund that has a claim to the fund's assets or earnings that takes precedence over the claims of the fund's shareholders. The 1940 Act generally prohibits a mutual fund from issuing any senior security, except that a mutual fund is permitted to borrow money from a bank. In addition, a fund may engage in certain types of investment transactions that might otherwise be considered a "senior security," provided that certain conditions are met. For example, a transaction that obligates a fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is beyond the normal settlement period) may be considered a "senior security." Under the 1940 Act, a mutual fund is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in an amount equal to its obligation to pay cash for the securities at a future date.

*    HOW WILL THE CHANGE AFFECT THESE FUNDS?

     If shareholders approve this proposal, the Board of Directors will be able to consider certain strategies in the future that presently may not be available. For example, the Board of Directors may want to consider authorizing the issuance of multiple classes of shares. Various USAA product initiatives could emerge that might be enhanced by funds with alternative fee structures implemented through multiple classes.

                                  PROPOSAL 2-D


                    AMENDMENT OF THE INVESTMENT RESTRICTION
                 REGARDING THE PURCHASE OR SALE OF COMMODITIES


* WHAT IS THE INVESTMENT RESTRICTION REGARDING INVESTMENTS IN COMMODITIES FOR EACH FUND REFERENCED BELOW?

     Each of the Funds referenced below currently has the following investment restriction regarding the purchase or sale of commodities:

          AGGRESSIVE GROWTH FUND               CALIFORNIA BOND FUND
       CALIFORNIA MONEY MARKET FUND          CORNERSTONE STRATEGY FUND
                 GOLD FUND                          GROWTH FUND
            GROWTH & INCOME FUND            GROWTH AND TAX STRATEGY FUND
                INCOME FUND                       INCOME STOCK FUND
          INTERMEDIATE-TERM FUND                  INTERNATIONAL FUND
              LONG-TERM FUND                      MONEY MARKET FUND
            NEW YORK BOND FUND               NEW YORK MONEY MARKET FUND
              SHORT-TERM FUND                    SHORT-TERM BOND FUND
       TAX EXEMPT MONEY MARKET FUND               VIRGINIA BOND FUND
        VIRGINIA MONEY MARKET FUND                WORLD GROWTH FUND

        "[A FUND MAY NOT] PURCHASE OR SELL COMMODITIES [OR] COMMODITY CONTRACTS
        [. . . .]"

*    WHAT AMENDMENT IS THE BOARD OF DIRECTORS PROPOSING?

        The Board of Directors proposes that shareholders approve replacing each of the above-referenced Funds' current investment restriction regarding the purchase or sale of commodities with the following investment restriction:

        "A FUND MAY NOT PURCHASE OR SELL COMMODITIES, EXCEPT THAT EACH FUND MAY INVEST IN FINANCIAL FUTURES CONTRACTS, OPTIONS THEREON, AND OTHER SIMILAR INSTRUMENTS."

                                                           PROXY STATEMENT - 15

*    HOW WILL THE CHANGE AFFECT THESE FUNDS?

     The primary purpose of the proposed amendment is to clarify the types of commodities that the Funds referenced above may purchase, as well as to standardize this investment restriction for all Funds (other than the Index Funds). The proposed amendment will also provide flexibility to adapt to future regulatory and tax changes.

     The current policy for each of these Funds prohibits the purchase or sale of any commodity or commodity contract. This policy does not contain any exceptions for the purchase or sale of financial futures contracts and options on such contracts. Financial futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities. Financial futures contracts on securities call for the delivery of particular securities at a certain time in the future. The purchaser of an option on a financial futures contract obtains the right, but not the obligation, to buy (or sell) the financial futures contract at a fixed price at any time during a specified period. Financial futures contracts and options on financial futures contracts can be highly volatile and could result in a reduction of a Fund's total return and, therefore, could adversely affect a Fund's performance.

     Although IMCO does not currently invest in financial futures contracts and options on such contracts for any of these Funds, IMCO believes that in certain circumstances and under certain market conditions investments in these products may be appropriate for the Funds. For example, in the future IMCO may want to consider limited investments in futures or options as a means of simulating an investment in stocks while maintaining a liquid investment that could be quickly sold to meet redemptions.


                                  PROPOSAL 2-E


                    AMENDMENT OF THE INVESTMENT RESTRICTION
                 REGARDING THE PURCHASE OR SALE OF REAL ESTATE


* WHAT IS THE INVESTMENT RESTRICTION REGARDING INVESTMENTS IN REAL ESTATE FOR EACH FUND REFERENCED BELOW?

     Each of the Funds referenced below currently has the following investment restriction regarding the purchase or sale of real estate:

             AGGRESSIVE GROWTH FUND                    GROWTH FUND
              GROWTH & INCOME FUND                     INCOME FUND
                INCOME STOCK FUND                    MONEY MARKET FUND
              SHORT-TERM BOND FUND

        "[A FUND MAY NOT] PURCHASE OR SELL ... REAL ESTATE, ALTHOUGH A FUND MAY INVEST IN THE SECURITIES OF REAL ESTATE INVESTMENT TRUSTS."
        --------------------------------------------------------------------

     Each of the Funds referenced below currently has the following investment restriction regarding the purchase or sale of real estate:

           CORNERSTONE STRATEGY FUND                        GOLD FUND
         GROWTH AND TAX STRATEGY FUND                   INTERNATIONAL FUND
              WORLD GROWTH FUND

        "[A FUND MAY NOT] PURCHASE OR SELL REAL ESTATE OR PARTNERSHIP INTERESTS THEREIN, EXCEPT THAT THE CORNERSTONE STRATEGY FUND MAY PURCHASE SECURITIES SECURED BY REAL ESTATE INTERESTS THEREIN, OR ISSUED BY COMPANIES OR INVESTMENT TRUSTS WHICH INVEST IN REAL ESTATE OR INTERESTS THEREIN."

USAA FAMILY OF FUNDS - 16

*    WHAT AMENDMENT IS THE BOARD OF DIRECTORS PROPOSING?

     The Board of Directors proposes that shareholders approve replacing the above-referenced Funds' current investment restriction regarding the purchase or sale of real estate with the following investment restriction:

        "A FUND MAY NOT PURCHASE OR SELL REAL ESTATE UNLESS ACQUIRED AS A RESULT OF OWNERSHIP OF SECURITIES OR OTHER INSTRUMENTS, EXCEPT THAT EACH FUND MAY INVEST IN SECURITIES OR OTHER INSTRUMENTS BACKED BY REAL ESTATE OR SECURITIES OF COMPANIES THAT DEAL IN REAL ESTATE OR ARE ENGAGED IN THE REAL ESTATE BUSINESS."

*    HOW WILL THE CHANGE AFFECT THESE FUNDS?

     The primary purpose of the proposed amendment is to clarify the types of real estate that the above-referenced Funds may purchase, as well as to standardize this investment restriction for all Funds (other than the Index Funds). The proposed change should not have a significant impact on any of these Funds.

     The proposed change clarifies that each of these Funds may acquire real estate as a result of ownership of securities or other instruments, and that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business. For example, with respect to certain Funds, the change will make clear that investment in the securities of corporations (as opposed to just real estate investment trusts) that primarily invest in real estate is permissible as long as consistent with that Fund's other investment policies and restrictions.

                                   PROPOSAL 3


                    APPROVAL OF A CHANGE IN THE GOLD FUND'S
                              CONCENTRATION POLICY

                                   GOLD FUND

CURRENTLY, THE GOLD FUND'S INVESTMENT OBJECTIVE IS TO SEEK LONG-TERM CAPITAL APPRECIATION AND TO PROTECT THE PURCHASING POWER OF YOUR CAPITAL AGAINST INFLATION. CURRENT INCOME IS A SECONDARY OBJECTIVE. THE FUND HAS OPERATED WITH A CONCENTRATION POLICY OF INVESTING AT LEAST 80% OF ITS ASSETS DURING NORMAL MARKET CONDITIONS IN EQUITY SECURITIES OF COMPANIES PRINCIPALLY ENGAGED IN GOLD EXPLORATION, MINING, OR PROCESSING. THE REMAINDER OF THE FUND'S ASSETS MAY BE INVESTED IN EQUITY SECURITIES OF COMPANIES SIMILARLY ENGAGED IN THE EXPLORATION, MINING, OR PROCESSING OF OTHER PRECIOUS METALS AND MINERALS AND IN CERTAIN INVESTMENT-GRADE SHORT-TERM DEBT INSTRUMENTS.

*    WHAT  CHANGE  IS  THE  BOARD  OF   DIRECTORS   PROPOSING   TO  THE  FUND'S
     CONCENTRATION POLICY?

     The Board of Directors proposes to change the Fund's concentration policy to read as follows:

        "THE FUND SHALL INVEST AT LEAST 25% OF ITS ASSETS DURING NORMAL MARKET CONDITIONS IN EQUITY SECURITIES OF COMPANIES PRINCIPALLY ENGAGED IN THE EXPLORATION, MINING, OR PROCESSING OF GOLD OR OTHER PRECIOUS METALS AND MINERALS, SUCH AS PLATINUM, SILVER, AND DIAMONDS."

*    WHY IS THE BOARD OF DIRECTORS PROPOSING THIS CHANGE?

     The Fund's current policy restricts IMCO's ability to invest the Fund's assets in equity securities of companies principally engaged in the exploration, mining, or processing of precious metals and minerals, other than gold. The Board of Directors believes that the current policy has unduly impaired the Fund's ability to achieve its stated objectives. If this proposal is approved by shareholders, the Fund will have increased flexibility with respect to investing in equity securities of companies principally engaged in the exploration, mining, or processing of all types of precious metals and minerals, including gold. If the proposal is not approved by shareholders, then the Board of Directors will evaluate alternatives and determine the next course of action.

                                                           PROXY STATEMENT - 17

* WILL THE NAME OF THE FUND CHANGE AS A RESULT OF A CHANGE IN ITS CONCENTRATION POLICY?

     Yes, if the change in concentration policy is approved by the shareholders, the name of the Gold Fund will be changed to accurately reflect the investment focus of the Fund. The Fund's name will become the "Precious Metals and Minerals Fund." The SEC recently enacted Rule 35d-1 under the 1940 Act requiring that a registered investment company with a name suggesting that the company focuses on a particular type of an investment (such as precious metals and minerals) invest at least 80% of its assets in the type of investment suggested by its name. Accordingly, consistent with its new name, the Fund will invest at least 80% of its assets in equity securities of companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals. Unlike the concentration policy, the Fund's Board of Directors could change this separate operating policy in the future as long as consistent with Rule 35d-1. Should this proposal be approved, both the change in concentration policy and the change in name and operating policy will become effective on October 1, 2001.

*    HOW  DOES THE  BOARD  OF  DIRECTORS  RECOMMEND  SHAREHOLDERS  VOTE ON THIS
     PROPOSAL?

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE CHANGE IN THE GOLD FUND'S CONCENTRATION POLICY.

* WHAT PERCENTAGE OF SHAREHOLDERS' VOTES IS REQUIRED TO CHANGE THE FUND'S CONCENTRATION POLICY?

     Approval of this proposal will require the "yes" vote of a "majority of the outstanding voting securities" of the Gold Fund, as provided in the 1940 Act. For this purpose, this means the "yes" vote of the lesser of (i) more than 50% of the outstanding shares of the Gold Fund, or (ii) 67% or more of the shares present at the meeting, if more than 50% of the outstanding shares are present at the meeting in person or by proxy. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against this proposal.

                                   PROPOSAL 4


                      APPROVAL OF NEW ADVISORY AGREEMENTS
                              WITH USAA INVESTMENT
                           MANAGEMENT COMPANY (IMCO)

                                   ALL FUNDS
                            (EXCEPT THE INDEX FUNDS)

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, HAS UNANIMOUSLY APPROVED, AND RECOMMENDS THAT SHAREHOLDERS OF EACH APPLICABLE FUND VOTE "FOR" THE APPROVAL OF A NEW ADVISORY AGREEMENT. THE PROPOSED NEW ADVISORY AGREEMENTS (NEW AGREEMENTS) (I) ADD A PERFORMANCE ADJUSTMENT COMPONENT (THE PERFORMANCE ADJUSTMENT) TO THE ADVISORY FEE THAT IMCO RECEIVES FROM EACH FUND (OTHER THAN THE USAA MONEY MARKET FUNDS) FOR MANAGING ITS INVESTMENTS UNDER EACH FUND'S EXISTING ADVISORY AGREEMENT WITH IMCO (THE PRESENT AGREEMENTS) AND (II) MODIFY THE SERVICES PERFORMED UNDER THE PRESENT AGREEMENTS IN SUCH A MANNER AS TO UNBUNDLE THE ADVISORY AND ADMINISTRATIVE SERVICES INTO TWO AGREEMENTS INSTEAD OF THE CURRENT ONE.

*    WHAT ARE THE PROVISIONS OF THE PRESENT AGREEMENTS?

     Under the Present Agreements, IMCO provides an investment program, carries out the investment policies, and manages the other affairs and business of the Funds. IMCO is authorized, subject to the control of the Funds' Board of Directors, to determine the selection, amount, and time to buy or sell securities for the Funds. In addition to providing investment services, IMCO provides office space, facilities, simple business equipment, supplies, utilities, telephone service, and accounting services (in addition to those provided by the custodian and transfer agent) for the Funds. IMCO compensates all personnel, officers, and directors of the Funds if such persons are also employees of IMCO or its affiliates.

USAA FAMILY OF FUNDS - 18

     In addition, IMCO furnishes necessary assistance to the Funds in the preparation of required regulatory reports, including, among other things, Fund registration statements. IMCO also is responsible for the provision and maintenance of a fidelity bond for the benefit of the Funds. For performing these services under the Present Agreements, the Funds pay IMCO an advisory fee calculated as a percentage of each Fund's average net assets. Advisory fees are accrued daily and are payable monthly.


     Except for the services and facilities provided by IMCO, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any), brokerage commissions on portfolio transactions, expenses of issuance and redemption of shares, charges of transfer agents, custodians and dividend disbursing agents, costs of preparing and distributing proxy material, costs of printing and engraving stock certificates, auditing and legal expenses, certain expenses of registering and qualifying shares for sale, fees of directors who are not interested persons (not affiliated) of IMCO, costs of printing and mailing the prospectus, statement of additional information (SAI), and financial reports to existing shareholders, and any other charges or fees not specifically enumerated. IMCO pays the cost of printing and mailing copies of the prospectus, SAI, and financial reports to prospective shareholders.

     The Present Agreements will remain in effect for the Funds until June 30, 2002, and will continue in effect from year to year thereafter for the Funds as long as they are approved at least annually by (i) a vote of the outstanding voting securities of the applicable Fund (as defined in the 1940 Act) or by the Board of Directors (on behalf of the Fund) and (ii) in either event, a majority of the Independent Directors, at a meeting called for the purpose of voting on such approval. The following chart illustrates when each Fund's Present Agreement was last approved by shareholders.


===============================================================================
FUND NAME                              DATE OF APPROVAL
-------------------------------------------------------------------------------
AGGRESSIVE GROWTH FUND               SEPTEMBER 21, 1990(1)
BALANCED STRATEGY FUND               SEPTEMBER 1, 1995(5)
CALIFORNIA BOND FUND                 JULY 20, 1990(3)
CALIFORNIA MONEY MARKET FUND         JULY 20, 1990(3)
CAPITAL GROWTH FUND                  OCTOBER 27, 2000(5)
CORNERSTONE STRATEGY FUND            SEPTEMBER 21, 1990(1)
EMERGING MARKETS FUND                SEPTEMBER 7, 1994(5)
FIRST START GROWTH FUND              AUGUST 1, 1997(5)
FLORIDA TAX-FREE INCOME FUND         OCTOBER 1, 1993(5)
FLORIDA TAX-FREE MONEY MARKET FUND   OCTOBER 1, 1993(5)
GNMA TRUST                           AUGUST 23, 1991(2)
GOLD FUND                            SEPTEMBER 21, 1990(1)
GROWTH FUND                          SEPTEMBER 21, 1990(1)
GROWTH & INCOME FUND                 JUNE 1, 1993(5)
GROWTH STRATEGY FUND                 SEPTEMBER 1, 1995(5)
GROWTH AND TAX STRATEGY FUND         SEPTEMBER 21, 1990(1)
HIGH-YIELD OPPORTUNITIES FUND        AUGUST 2, 1999(5)
INCOME FUND                          JANUARY 31, 1986(4)

FUND NAME                              DATE OF APPROVAL
-------------------------------------------------------------------------------
INCOME STOCK FUND                    SEPTEMBER 21, 1990(1)
INCOME STRATEGY FUND                 SEPTEMBER 1, 1995(5)
INTERMEDIATE-TERM FUND               JULY 20, 1990(1)
INTERMEDIATE TERM BOND FUND          AUGUST 2, 1999(5)
INTERNATIONAL FUND                   SEPTEMBER 21, 1990(1)
LONG-TERM FUND                       JULY 20, 1990(1)
MONEY MARKET FUND                    JANUARY 31, 1986(4)
NEW YORK BOND FUND                   AUGUST 23, 1991(2)
NEW YORK MONEY MARKET FUND           AUGUST 23, 1991(2)
SCIENCE & TECHNOLOGY FUND            AUGUST 1, 1997(5)
SHORT-TERM FUND                      JULY 20, 1990(1)
SHORT- TERM BOND FUND                JUNE 1, 1993(5)
SMALL CAP STOCK FUND                 AUGUST 2, 1999(5)
TAX EXEMPT MONEY MARKET FUND         JULY 20, 1990(10)
TREASURY MONEY MARKET TRUST          AUGUST 23, 1991(2)
VIRGINIA BOND FUND                   AUGUST 23, 1991(2)
VIRGINIA MONEY MARKET FUND           AUGUST 23, 1991(2)
WORLD GROWTH FUND                    JULY 21, 1992(5)

-----------------

1  SHAREHOLDER MEETING HELD FOR THE PURPOSE OF APPROVING A NEW ADVISORY
   AGREEMENT.
2 SHAREHOLDER MEETING HELD FOR THE PURPOSE OF RATIFYING THE ADVISORY AGREEMENT. 3 SHAREHOLDER MEETING HELD FOR THE PURPOSE OF RATIFYING AN AMENDED ADVISORY
   AGREEMENT AND APPROVING A NEW ADVISORY AGREEMENT.
4 SHAREHOLDER MEETING HELD FOR THE PURPOSE OF APPROVING AN AMENDMENT TO THE ADVISORY AGREEMENT REGARDING AN EXPENSE LIMITATION.
5  APPROVED BY IMCO AS SOLE SHAREHOLDER.
===============================================================================

PROXY STATEMENT - 19

     Each Fund's Present Agreement was last approved by the Board of Directors on April 26, 2001. Each Fund's Present Agreement may be terminated at any time by vote of either the Fund's Board of Directors or a majority of the Fund's outstanding shares or by IMCO on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined in the 1940 Act).

*    WHAT ARE THE PROVISIONS OF THE NEW AGREEMENTS?

     A copy of the Form of New Agreements is attached as EXHIBIT A. The New Agreements would (i) add a Performance Adjustment component to the advisory fee of each applicable Fund (except the USAA money market funds) that would reward IMCO by increasing advisory fees when a Fund outperforms its proposed benchmark index, and penalize IMCO by decreasing advisory fees when a Fund underperforms its proposed benchmark index, and (ii) unbundle advisory and administrative services provided under the Present Agreements to each Fund by removing administrative services under the New Agreements.

     Except for the modifications discussed above, the New Agreements are substantially identical to each Fund's Present Agreement with IMCO. If approved by shareholders, the New Agreements will take effect on the first day of the first month following approval, which is anticipated to be August 1, 2001. The Performance Adjustment will take effect for a Fund at the end of the 12th month after the effective date of the New Agreement for the Fund. The New Agreements, if approved, will remain in effect through July 31, 2003, and thereafter, but only as long as its continuance is approved annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Directors and (ii) the vote of either a majority of the directors or a majority of a Fund's outstanding shares.

*    WHAT IS THE PERFORMANCE ADJUSTMENT AND HOW DOES IT WORK?

     A performance adjustment aligns the interests of shareholders with those of the investment adviser by rewarding a Fund's investment adviser for good investment performance and penalizing a Fund's investment adviser for bad investment performance. The use of a performance fee adjustment is not uncommon in the industry, and the SEC has adopted rules that generally ensure that a performance fee adjustment results from the adviser's management skills and not from other factors. These rules require that an appropriate benchmark index be used for calculating any performance-based fees.

     If this proposal is approved, the Board of Directors intends to use the indices listed in Table 1 (Relevant Index or Relevant Indices) as the benchmarks for calculating the performance adjustment for each Fund. Lipper Analytical Services, Inc. provides these indices. Each Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gain distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within each Relevant Index.

     With respect to each Fund, IMCO believes that the Lipper index identified in Table 1 is an appropriate benchmark for the Fund because it is representative of the Fund's investment universe. A description of each Lipper index listed in Table 1 is set forth in EXHIBIT B. To the extent permitted by the 1940 Act, the Board of Directors, including a majority of Independent Directors, may change the performance benchmark for any Fund if the Board of Directors determines that another benchmark would be more appropriate for measuring the Fund's performance.

USAA FAMILY OF FUNDS - 20

TABLE 1
FUND AND PROPOSED LIPPER INDEX
===============================================================================
 USAA TAXABLE BOND FUNDS                               LIPPER INDEX*
-------------------------------------------------------------------------------
  GNMA TRUST                                                GNMA
  HIGH-YIELD OPPORTUNITIES FUND                   HIGH CURRENT YIELD FUNDS
  INCOME FUND                                   CORPORATE DEBT FUNDS A RATED
  INTERMEDIATE-TERM BOND FUND                INTERMEDIATE INVESTMENT GRADE DEBT
  SHORT-TERM BOND FUND                          SHORT INVESTMENT GRADE DEBT

 USAA TAX EXEMPT BOND FUNDS
-------------------------------------------------------------------------------
  LONG-TERM FUND                                  GENERAL MUNICIPAL DEBT
  INTERMEDIATE-TERM FUND                        INTERMEDIATE MUNICIPAL DEBT
  SHORT-TERM FUND                                   SHORT MUNICIPAL DEBT
  CALIFORNIA BOND FUND                           CALIFORNIA MUNICIPAL DEBT
  NEW YORK BOND FUND                               NEW YORK MUNICIPAL DEBT
  VIRGINIA BOND FUND                              VIRGINIA MUNICIPAL DEBT
  FLORIDA TAX-FREE INCOME FUND                     FLORIDA MUNICIPAL DEBT

 USAA ASSET ALLOCATION FUNDS
-------------------------------------------------------------------------------
  BALANCED STRATEGY FUND                                  BALANCED
  CORNERSTONE STRATEGY FUND                        GLOBAL FLEXIBLE PORTFOLIO
  GROWTH STRATEGY FUND                                FLEXIBLE PORTFOLIO
  GROWTH AND TAX STRATEGY FUND                            BALANCED
  INCOME STRATEGY FUND                                  GENERAL BOND


 USAA EQUITY FUNDS
-------------------------------------------------------------------------------
  AGGRESSIVE GROWTH FUND                               MID-CAP GROWTH
  CAPITAL GROWTH FUND                                  MID-CAP GROWTH
  EMERGING MARKETS FUND                               EMERGING MARKETS
  FIRST START GROWTH FUND                             LARGE-CAP GROWTH
  GOLD FUND                                             GOLD-ORIENTED
  GROWTH FUND                                         LARGE-CAP GROWTH
  GROWTH & INCOME FUND                                 LARGE-CAP CORE
  INCOME STOCK FUND                                     EQUITY INCOME
  INTERNATIONAL FUND                                   INTERNATIONAL
  SCIENCE & TECHNOLOGY FUND                          SCIENCE & TECHNOLOGY
  SMALL CAP STOCK FUND                                 SMALL-CAP CORE
  WORLD GROWTH FUND                                         GLOBAL

     * LIPPER ANALYTICAL SERVICES, INC. IS AN INDEPENDENT ORGANIZATION THAT MONITORS THE PERFORMANCE OF MUTUAL FUNDS.
===============================================================================

     The Performance Adjustment, which is calculated monthly, is based on a Fund's performance relative to the benchmark index for the most recent 36 months. If a Fund were to outperform its Relevant Index over 36 months, IMCO would receive a positive Performance Adjustment, which would increase the advisory fee paid to IMCO. If a Fund were to underperform its Relevant Index, the advisory fee paid to IMCO would be reduced by a negative Performance Adjustment. The following table reflects the Performance Adjustment rates applicable to the Funds.

                                                           PROXY STATEMENT - 21

TABLE 2
PERFORMANCE  ADJUSTMENT  RATES
===============================================================================
                              FIXED INCOME FUNDS:

          CALIFORNIA BOND FUND                  FLORIDA TAX-FREE INCOME FUND
               GNMA TRUST                       GROWTH AND TAX STRATEGY FUND
      HIGH-YIELD OPPORTUNITIES FUND                      INCOME FUND
           INCOME STRATEGY FUND                     INTERMEDIATE-TERM FUND
       INTERMEDIATE-TERM BOND FUND                     LONG-TERM FUND
            NEW YORK BOND FUND                         SHORT-TERM FUND
           SHORT-TERM BOND FUND                       VIRGINIA BOND FUND

 OVER/UNDER PERFORMANCE RELATIVE TO INDEX          ANNUAL ADJUSTMENT RATE
           (IN BASIS POINTS) 1                (IN BASIS POINTS AS A PERCENTAGE
                                               OF A FUND'S AVERAGE NET ASSETS)

             +/- 20 to 50                                   +/- 4
             +/- 51 to 100                                  +/- 5
           +/- 101 and greater                              +/- 6

                                 EQUITY FUNDS:

        AGGRESSIVE GROWTH FUND                     BALANCED STRATEGY FUND
         CAPITAL GROWTH FUND                     CORNERSTONE STRATEGY FUND
         EMERGING MARKETS FUND                     FIRST START GROWTH FUND
               GOLD FUND                                 GROWTH FUND
         GROWTH & INCOME FUND                       GROWTH STRATEGY FUND
           INCOME STOCK FUND                          INTERNATIONAL FUND
      SCIENCE & TECHNOLOGY FUND                     SMALL CAP STOCK FUND
          WORLD GROWTH FUND

 OVER/UNDER PERFORMANCE RELATIVE TO INDEX          ANNUAL ADJUSTMENT RATE
           (IN BASIS POINTS) 1                (IN BASIS POINTS AS A PERCENTAGE
                                               OF A FUND'S AVERAGE NET ASSETS)

             +/- 100 to 400                                 +/- 4
             +/- 401 to 700                                 +/- 5
           +/- 701 and greater                              +/- 6

-----------------

  1 Based on the difference between average annual performance of the Fund and its Relevant Index, rounded to the nearest basis point (.01%).
===============================================================================

     Under the New Agreements, IMCO will receive a monthly advisory fee for each Fund that is comprised of a base fee (Base Fee) and a Performance Adjustment that will increase or decrease the Base Fee depending upon the performance of the Fund relative to its Relevant Index. The Base Fee for each Fund is determined using the same rate currently used in determining the Fund's advisory fee under the Present Agreement, which rate is indicated in Table 5 at page 28 of the proxy statement. For any month, the Base Fee of a Fund will equal the Fund's average net assets for that month multiplied by the annual Base Fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The Base Fee is then adjusted based upon the Fund's average annual performance during the prior 36-month period compared to the average annual performance of the Fund's Relevant Index over the same time period. Using the information provided in Table 2 above, the appropriate annual Performance Adjustment rate is determined based upon the extent to which the Fund overperformed or underperformed its Relevant Index. The annual Performance Adjustment rate is multiplied by the average net assets of the Fund over the entire performance period,

USAA FAMILY OF FUNDS - 22
     which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365. The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the Base Fee.

     For example, assume that an equity fund with average net assets of $300 million has a Base Fee of .75 of 1% (75 basis points) of the fund's average net assets. Also assume that the fund had average net assets during the performance period of $250 million. The following examples demonstrate the effect of the Performance Adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:

                                                          EXAMPLES
                                1              2            3             4            5            6
Fund Performance (a)           12.80%        15.02%        6.75%       (12.25%)    (10.07%)      (8.17%)
Index Performance (a)           8.75%        18.29%        6.28%       (19.87%)     (5.45%)      (7.98%)
                                -----        ------        -----        ------       -----        -----
Over/Under Performance (b)      + 405        - 327         + 47          + 762       - 462        - 19
Annual Adjustment Rate (b)      + 5          - 4           0             + 6         - 5             0
Monthly Adjustment Rate (c)     .0041%      (.0033%)        n/a         .0049%     (.0041%)        n/a
Base Fee for Month           $ 187,500     $ 187,500    $ 187,500     $187,500    $ 187,500    $ 187,500
Performance Adjustment          10,250        (8,333)           0       12,250      (10,250)           0
                             ----------------------------------------------------------------------------
Monthly Fee                  $ 197,750     $ 179,250    $ 187,500     $197,750    $ 177,250    $ 187,500
                             ============================================================================
-----------------------
(a) Average annual performance over a 36-month period
(b) In basis points
(c) Annual Adjustment Rate divided by 365,  multiplied  by 30,  and stated as a percentage

     If this proposal is approved, the Performance Adjustment will be implemented prospectively to prevent unfairness to a Fund. For the first eleven months following shareholder approval, there will be no Performance Adjustment and a Fund's advisory fee will equal the rate currently charged under the Present Agreements. Starting with the twelfth month after shareholder approval, the Performance Adjustment will take effect and the advisory fee will be adjusted upward or downward, depending on a Fund's performance relative to its Relevant Index. Following the twelfth month, a new month will be added to the performance period until the performance period equals 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

     The impact of the proposed addition of a Performance Adjustment component to each Fund's advisory fee will depend on the Fund's future performance relative to the Relevant Index. In Table 3, the past performance of the Relevant Indices and the Funds can be used to show what the impact would have been on advisory fees for each Fund's most recent full fiscal year, if the Fund had operated with the proposed Performance Adjustment using the Relevant Indices as benchmarks. For this purpose, the Performance Adjustment amounts presented for the New Agreements for each Fund's most recent full fiscal year have been calculated using the rolling 36-month historical performance of the Fund and the Relevant Index during the same period.


                                                           PROXY STATEMENT - 23

TABLE 3
PRESENT AND PROPOSED FEES
===============================================================================

                                   PRESENT            NEW           PERCENTAGE
                                  AGREEMENT         AGREEMENT       DIFFERENCE

USAA TAXABLE BOND FUNDS
-------------------------------------------------------------------------------
 GNMA TRUST
  Base Fee                       $    567,415     $      567,415
  Performance Adjustment                -               (178,230)
                                 --------------------------------
  TOTAL FEE                      $    567,415     $      389,185         (31%)
                                 ================================
 HIGH-YIELD OPPORTUNITIES FUND
  Base Fee                       [Fund not offered for 36 months]
  Performance Adjustment
  TOTAL FEE

 INCOME FUND
  Base Fee                       $  3,164,580     $   3,164,580
  Performance Adjustment                 -              674,493
                                 ------------------------------
  TOTAL FEE                      $  3,164,580     $   3,839,073           21%
                                 ==============================
 INTERMEDIATE-TERM BOND FUND
  Base Fee                       [Fund not offered for 36 months]
  Performance Adjustment
  TOTAL FEE

 SHORT-TERM BOND FUND
  Base Fee                       $    631,655     $      631,655
  Performance Adjustment                -                 81,084
                                 -------------------------------
  TOTAL FEE                      $    631,655     $      712,739          13%
                                 ===============================

USAA TAX EXEMPT BOND FUNDS
-------------------------------------------------------------------------------
 LONG-TERM FUND
  Base Fee                       $  5,575,304     $    5,575,304
  Performance Adjustment                   -            (616,664)
                                 -------------------------------
  TOTAL FEE                      $  5,575,304     $    4,958,640         (11%)
                                 ===============================
 INTERMEDIATE-TERM FUND
  Base Fee                       $  6,100,470     $    6,100,470
  Performance Adjustment                   -             211,108
                                 -------------------------------
  TOTAL FEE                      $  6,100,470     $    6,311,578           3%
                                 ===============================
 SHORT-TERM FUND
  Base Fee                       $  2,772,932     $    2,772,932
  Performance Adjustment                   -             197,067
                                 -------------------------------
  TOTAL FEE                      $  2,772,932     $    2,967,999           7%
                                 ===============================
 CALIFORNIA BOND FUND
  Base Fee                       $  1,936,258     $    1,936,258
  Performance Adjustment                   -              76,882
                                 -------------------------------
  TOTAL FEE                      $  1,936,258     $    2,013,140           4%
                                 ===============================
 NEW YORK BOND FUND
  Base Fee                       $    350,942     $      350,942
  Performance Adjustment                   -              41,282
                                 -------------------------------
  TOTAL FEE                      $    350,942     $      392,224          12%
                                 ===============================
 VIRGINIA BOND FUND
  Base Fee                       $  1,305,019     $    1,305,019
  Performance Adjustment                   -             100,560
                                 -------------------------------
  TOTAL FEE                      $  1,305,019     $    1,405,579           8%
                                 ===============================
 FLORIDA TAX-FREE INCOME FUND
  Base Fee                       $    622,766     $      622,766
  Performance Adjustment                   -                   0
                                 -------------------------------
  TOTAL FEE                      $    622,766     $      622,766           0%
                                 ===============================
===============================================================================

USAA FAMILY OF FUNDS - 24

===============================================================================

                                  PRESENT             NEW           PERCENTAGE
                                  AGREEMENT         AGREEMENT       DIFFERENCE

USAA ASSET ALLOCATION FUNDS
-------------------------------------------------------------------------------
 BALANCED STRATEGY FUND
  Base Fee                       $    908,744     $      908,744
  Performance Adjustment                 -                     0
                                 -------------------------------
  TOTAL FEE                      $    908,744     $      908,744            0%
                                 ===============================
 CORNERSTONE STRATEGY FUND
  Base Fee                       $  8,779,370     $    8,779,370
  Performance Adjustment                 -              (612,262)
                                 -------------------------------
  TOTAL FEE                      $  8,779,370     $    8,167,108           (7%)
                                 ===============================
 GROWTH STRATEGY FUND
  Base Fee                       $  2,203,829     $    2,203,829
  Performance Adjustment                 -               (12,341)
                                 -------------------------------
  TOTAL FEE                      $  2,203,829     $    2,191,488           (1%)
                                 ===============================
 GROWTH AND TAX STRATEGY FUND
  Base Fee                       $  1,303,703     $    1,303,703
  Performance Adjustment                 -               (88,775)
                                 -------------------------------
  TOTAL FEE                      $  1,202,703     $    1,214,928           (7%)
                                 ===============================
 INCOME STRATEGY FUND
  Base Fee                       $    339,472     $      339,472
  Performance Adjustment                 -                18,512
                                 -------------------------------
  TOTAL FEE                      $    339,472     $      357,984            5%
                                 ===============================

USAA EQUITY FUNDS
-------------------------------------------------------------------------------
 AGGRESSIVE GROWTH FUND
  Base Fee                       $  5,822,616     $    5,822,616
  Performance Adjustment                   -             466,525
                                 -------------------------------
  TOTAL FEE                      $  5,822,616     $    6,289,141            8%
                                 ===============================

 CAPITAL GROWTH FUND
  Base Fee                             [Fund not offered for 36 months]
  Performance Adjustment
  TOTAL FEE

 EMERGING MARKETS FUND
  Base Fee                       $  2,889,999     $    2,889,999
  Performance Adjustment                 -                   454
                                 -------------------------------
  TOTAL FEE                      $  2,889,999     $    2,890,453            0%
                                 ================================
 FIRST START GROWTH FUND
  Base Fee                       $  1,554,077     $    1,554,077
  Performance Adjustment                 -               (27,261)
                                 -------------------------------
  TOTAL FEE                      $  1,554,007     $    1,526,816           (2%)
                                 ===============================
 GOLD FUND
  Base Fee                       $    623,509     $      623,509
  Performance Adjustment                 -                53,673
                                 -------------------------------
  TOTAL FEE                      $    623,509     $      677,182            9%
                                 ===============================
 GROWTH FUND
  Base Fee                       $ 13,497,972     $   13,497,972
  Performance Adjustment                 -              (919,640)
                                 -------------------------------
  TOTAL FEE                      $ 13,497,972     $   12,578,332           (7%)
                                 ===============================
 GROWTH & INCOME FUND
  Base Fee                       $  6,705,641     $    6,705,641
  Performance Adjustment                 -              (573,067)
                                 -------------------------------
  TOTAL FEE                      $  6,705,641     $    6,132,574           (9%)
                                 ===============================

===============================================================================

                                                           PROXY STATEMENT - 25

===============================================================================

                                   PRESENT             NEW          PERCENTAGE
                                  AGREEMENT         AGREEMENT       DIFFERENCE

INCOME STOCK FUND
  Base Fee                       $ 10,829,542     $   10,829,542
  Performance Adjustment                 -              (151,718)
                                 -------------------------------
  TOTAL FEE                      $ 10,829,542     $   10,677,824           (1%)
                                 ===============================
INTERNATIONAL FUND
  Base Fee                       $  4,216,784     $    4,216,784
  Performance Adjustment                 -              (254,762)
                                 -------------------------------
  TOTAL FEE                      $  4,216,784     $    3,962,022           (6%)
                                 ===============================
 SCIENCE & TECHNOLOGY FUND
  Base Fee                       $  3,451,959     $    3,451,959
  Performance Adjustment                 -              (100,413)
                                 -------------------------------
  TOTAL FEE                      $  3,451,959     $    3,351,546           (3%)
                                 ===============================
 SMALL CAP STOCK FUND
  Base Fee                           [Fund not offered for 36 months]
  Performance Adjustment
  TOTAL FEE

 WORLD GROWTH FUND
  Base Fee                       $  2,805,705     $    2,805,705
  Performance Adjustment                 -              (101,370)
                                 -------------------------------
  TOTAL FEE                      $  2,805,705     $    2,704,335           (4%)
                                 ===============================

===============================================================================

*    WHAT ARE THE SERVICES BEING MODIFIED IN THE NEW AGREEMENTS?

     As described above, under the Present Agreements, IMCO performs both advisory and administrative services. Your Funds' Board of Directors has determined that it is in the best interests of the shareholders to unbundle advisory and administrative services into two agreements instead of the current one agreement. First, this would eliminate the need to call a shareholder meeting to make adjustments to a separate agreement that addresses administrative services provided by IMCO, thereby reducing the costs of solicitation. And second, it would allow your Board of Directors to adjust fees for administrative services to place the Funds more in line with the industry.

     The Funds' Board of Directors has approved a separate Administration and Servicing Agreement with IMCO for each of the Funds voting on this proposal to be implemented on the first day of the month following approval of this proposal. This Administration and Servicing Agreement would only be implemented for a Fund if the New Agreement is approved for the Fund. If each applicable Fund's shareholders approve this proposal, each Fund will enter into an advisory agreement and an administration and servicing agreement that substantially mirrors the forms of agreements presently in place for the four USAA Index Funds not voting on this proposal.

     As part of a pricing strategy presented by IMCO and its affiliated transfer agent, USAA Transfer Agency Company, dba USAA Shareholder Account Services (SAS), the Funds' Board of Directors is proposing to restructure the fees for advisory, transfer agency, administration, and shareholder services to be more in line with fees charged by the rest of the mutual fund industry. After an extensive review, the Board of Directors has concluded that the fee restructuring is necessary to enable IMCO to maintain and improve its high level of service as well as attract and retain the quality personnel required to perform more competitively. Should the proposal be approved, the Board of Directors plans to pay IMCO an administrative and servicing fee and reduce the transfer agency fee presently paid to SAS. After giving effect to fee waivers and expense caps by IMCO, the overall fees for these services will increase for some Funds and decrease or remain the same for other Funds. Importantly, if the new arrangements had been in effect for the most recently completed fiscal years, each Fund's total expense ratio would have been less than the average

USAA FAMILY OF FUNDS - 26
     expense ratio for its peer group of mutual funds, and in some cases significantly less. In fact, in the aggregate, the average expense ratio of all USAA mutual funds would have been approximately 18% below the average of the Funds' peer groups. This is even after the effects of the performance adjustment. Table 4 compares the estimated total expense ratio of each Fund should the proposal be approved with the Lipper average total expense ratio for the Fund's category, after giving effect to fee waivers and expense reimbursements that will remain in effect at least through each Fund's next fiscal year end.


TABLE 4
EXPENSE RATIO COMPARISON
===============================================================================
                                      TOTAL NET EXPENSE RATIO

                                     FUND
                                (AFTER PROPOSAL  LIPPER CATEGORY
                                   APPROVED)         AVERAGE        DIFFERENCE

USAA TAXABLE BOND FUNDS               %                %                %
-------------------------------------------------------------------------------
  GNMA TRUST                         .41               .85             (.44)
  HIGH-YIELD OPPORTUNITIES FUND(1)  1.00              1.09             (.09)
  INCOME FUND                        .60               .79             (.19)
  INTERMEDIATE-TERM BOND FUND(2)     .65               .70             (.05)
  SHORT-TERM BOND FUND               .65               .83             (.18)

USAA TAX EXEMPT BOND FUNDS
-------------------------------------------------------------------------------
  LONG-TERM FUND                     .48               .81             (.33)
  INTERMEDIATE-TERM FUND             .52               .80             (.28)
  SHORT-TERM FUND                    .54               .65             (.11)
  CALIFORNIA BOND FUND               .56               .78             (.22)
  NEW YORK BOND FUND                 .76              1.04             (.28)
  VIRGINIA BOND FUND                 .60               .90             (.30)
  FLORIDA TAX-FREE INCOME FUND       .63               .84             (.21)

USAA ASSET ALLOCATION FUNDS
-------------------------------------------------------------------------------
  BALANCED STRATEGY FUND(1)         1.00              1.04             (.04)
  CORNERSTONE STRATEGY FUND         1.17              1.55             (.38)
  GROWTH STRATEGY FUND(3)            .98              1.00             (.02)
  GROWTH AND TAX STRATEGY FUND       .82              1.05             (.23)
  INCOME STRATEGY FUND(4)            .95               .98             (.03)

USAA EQUITY FUNDS
-------------------------------------------------------------------------------
  AGGRESSIVE GROWTH FUND             .76              1.06             (.30)
  CAPITAL GROWTH FUND(1)            1.00              1.06             (.06)
  EMERGING MARKETS FUND             1.42              1.81             (.39)
  FIRST START GROWTH FUND(5)        1.45              1.49             (.04)
  GOLD FUND                         1.73              2.13             (.40)
  GROWTH FUND(1)                    1.00              1.03             (.03)
  GROWTH & INCOME FUND               .98              1.05             (.07)
  INCOME STOCK FUND                  .80               .88             (.08)
  INTERNATIONAL FUND                1.19              1.28             (.09)
  SCIENCE & TECHNOLOGY FUND         1.31              1.76             (.45)
  SMALL CAP STOCK FUND(6)           1.40              1.43             (.03)
  WORLD GROWTH FUND                 1.22              1.58             (.36)
===============================================================================

PROXY STATEMENT - 27

USAA MONEY MARKET FUNDS
-------------------------------------------------------------------------------
  MONEY MARKET FUND                  .56               .64             (.08)
  TREASURY MONEY MARKET TRUST        .44               .67             (.23)
  TAX EXEMPT MONEY MARKET FUND       .47               .64             (.17)
  CALIFORNIA MONEY MARKET FUND       .51               .62             (.11)
  NEW YORK MONEY MARKET FUND(7)      .60               .66             (.06)
  VIRGINIA MONEY MARKET FUND         .59               .73             (.14)
  FLORIDA TAX-FREE MONEY MARKET FUND .63               .73             (.10)

   -----------------------
    1  Total expenses capped at 1%           5  Total expenses capped at 1.45%
    2  Total expenses capped at .65%         6  Total expenses capped at 1.40%
    3  Total expenses capped at .98%         7  Total expenses capped at .60%
    4  Total expenses capped at .95%
===============================================================================

*    WHAT IS THE OVERALL  IMPACT OF THE  PROPOSAL ON THE FUNDS'  TOTAL  EXPENSE
     RATIOS?

     Table 5 below provides data concerning each Fund's fees and expenses as a percentage of average net assets for each Fund's most recent full fiscal year, under the Present Agreements and if the New Agreements (including the Performance Adjustment, the new administrative and servicing fee, and reduction in transfer agency fees) had been in effect during the same period.

TABLE 5
CURRENT AND PRO FORMA EXPENSES

===============================================================================
                                                 TOTAL
                                                 ANNUAL
                      ADVISORY  12b-1   OTHER*   FUND        EXPENSE      NET
                       FEES     FEES   EXPENSES  OPERATING  REIMBURSE-  EXPENSES
                                                 EXPENSES     MENTS

                               (AS A PERCENTAGE OF AVERAGE NET ASSETS)
USAA TAXABLE BOND FUNDS
-------------------------------------------------------------------------------
GNMA TRUST
  Current                .13%     None    .19%    .32%         -         .32%
  Pro Forma              .09%     None    .32%    .41%         -         .41%
HIGH-YIELD
OPPORTUNITIES FUND
  Current                .50%     None    .69%   1.19%        .44%       .75%
  Pro Forma              .50%     None    .83%   1.33%        .33%      1.00%
INCOME FUND
  Current                .24%     None    .18%    .42%          -        .42%
  Pro Forma              .29%     None    .31%    .60%          -        .60%
INTERMEDIATE-TERM
BOND FUND
  Current                .50%     None    .53%   1.03%        .38%       .65%
  Pro Forma              .50%     None    .67%   1.17%        .52%       .65%
SHORT-TERM BOND FUND
  Current                .24%     None    .24%    .48%          -        .48%
  Pro Forma              .27%     None    .38%    .65%          -        .65%
===============================================================================

USAA FAMILY OF FUNDS - 28

===============================================================================
                                                 TOTAL
                                                 ANNUAL
                      ADVISORY  12b-1   OTHER*   FUND        EXPENSE      NET
                       FEES     FEES   EXPENSES  OPERATING  REIMBURSE-  EXPENSES
                                                 EXPENSES     MENTS

                               (AS A PERCENTAGE OF AVERAGE NET ASSETS)

USAA TAX EXEMPT BOND FUNDS
-------------------------------------------------------------------------------
LONG-TERM FUND
  Current                .28%     None    .08%    .36%           -       .36%
  Pro Forma              .25%     None    .23%    .48%           -       .48%
INTERMEDIATE-TERM FUND
  Current                .28%     None    .08%    .36%           -       .36%
  Pro Forma              .29%     None    .23%    .52%           -       .52%
SHORT-TERM FUND
  Current                .28%     None    .10%    .38%           -       .38%
  Pro Forma              .30%     None    .24%    .54%           -       .54%
CALIFORNIA BOND FUND
  Current                .31%     None    .09%    .40%           -       .40%
  Pro Forma              .32%     None    .24%    .56%           -       .56%
NEW YORK BOND FUND
  Current                .39%     None    .18%    .57%        .07%       .50%
  Pro Forma              .44%     None    .32%    .76%           -       .76%
VIRGINIA BOND FUND
  Current                .33%     None    .10%    .43%           -       .43%
  Pro Forma              .36%     None    .24%    .60%           -       .60%
FLORIDA TAX-FREE
INCOME FUND
  Current                .35%     None    .13%    .48%           -       .48%
  Pro Forma              .35%     None    .28%    .63%           -       .63%

USAA ASSET ALLOCATION FUNDS
-------------------------------------------------------------------------------
BALANCED STRATEGY FUND
  Current                .75%     None    .51%   1.26%       .01%       1.25%
  Pro Forma              .75%     None    .63%   1.38%       .38%       1.00%
CORNERSTONE STRATEGY FUND
  Current                .75%     None    .34%   1.09%         -        1.09%
  Pro Forma              .70%     None    .47%   1.17%         -        1.17%
GROWTH STRATEGY FUND
  Current                .75%     None    .49%   1.24%         -        1.24%
  Pro Forma              .75%     None    .61%   1.36%       .38%        .98%
GROWTH AND TAX STRATEGY
FUND
  Current                .50%     None    .21%    .71%         -         .71%
  Pro Forma              .47%     None    .35%    .82%         -         .82%
INCOME STRATEGY FUND
  Current                .50%     None    .51%   1.01%         -        1.01%
  Pro Forma              .53%     None    .64%   1.17%       .22%        .95%

USAA EQUITY FUNDS
-------------------------------------------------------------------------------

AGGRESSIVE GROWTH FUND
  Current                .35%     None    .25%    .60%         -         .60%
  Pro Forma              .38%     None    .38%    .76%         -         .76%

CAPITAL GROWTH FUND
  Current (estimated)    .85%     None    .54%   1.39%         -        1.39%
  Pro Forma              .85%     None    .67%   1.52%        .52%      1.00%
EMERGING MARKETS FUND
  Current               1.00%     None    .28%   1.28%         -        1.28%
  Pro Forma             1.00%     None    .42%   1.42%         -        1.42%
FIRST START GROWTH FUND
  Current                .75%     None   1.20%   1.95%        .30%      1.65%
  Pro Forma              .74%     None   1.25%   1.99%        .54%      1.45%
===============================================================================

                                                           PROXY STATEMENT - 29

===============================================================================
                                                 TOTAL
                                                 ANNUAL
                      ADVISORY  12b-1   OTHER*   FUND        EXPENSE      NET
                       FEES     FEES   EXPENSES  OPERATING  REIMBURSE-  EXPENSES
                                                 EXPENSES     MENTS

                               (AS A PERCENTAGE OF AVERAGE NET ASSETS)

GOLD FUND
 Current                 .75%     None    .83%   1.58%         -        1.58%
  Pro Forma              .81%     None    .92%   1.73%         -        1.73%
GROWTH FUND
 Current                 .75%     None    .21%    .96%         -         .96%
 Pro Forma               .70%     None    .34%   1.04%        .04%      1.00%
GROWTH & INCOME FUND
  Current                .60%     None    .30%    .90%         -         .90%
  Pro Forma              .55%     None    .43%    .98%         -         .98%
INCOME STOCK FUND
  Current                .50%     None    .17%    .67%         -         .67%
  Pro Forma              .49%     None    .31%    .80%         -         .80%
INTERNATIONAL FUND
  Current                .75%     None    .36%   1.11%         -        1.11%
  Pro Forma              .70%     None    .49%   1.19%         -        1.19%
SCIENCE & TECHNOLOGY FUND
  Current                .75%     None    .47%   1.22%         -        1.22%
  Pro Forma              .73%     None    .58%    1.31%        -        1.31%
SMALL CAP STOCK FUND
  Current                .75%     None    .68%  1.43%          -        1.43%
  Pro Forma              .75%     None    .79%  1.54%         .14%      1.40%
WORLD GROWTH FUND
  Current                .75%     None    .37%  1.12%          -        1.12%
  Pro Forma              .72%     None    .50%  1.22%          -        1.22%

USAA MONEY MARKET FUNDS
-------------------------------------------------------------------------------
MONEY MARKET FUND
  Current                .24%     None    .24%   .48%         .02%      .46%
  Pro Forma              .24%     None    .32%   .56%          -        .56%
TAX EXEMPT MONEY MARKET FUND
  Current                .28%     None    .09%   .37%          -        .37%
  Pro Forma              .28%     None    .19%   .47%          -        .47%
TREASURY MONEY MARKET TRUST
  Current                .13%     None    .22%   .35%          -        .35%
  Pro Forma              .13%     None    .31%   .44%          -        .44%
CALIFORNIA MONEY MARKET FUND
  Current                .31%     None    .10%   .41%          -        .41%
  Pro Forma              .31%     None    .20%   .51%          -        .51%
NEW YORK MONEY MARKET FUND
  Current                .39%     None    .18%   .57%        .07%       .50%
  Pro Forma              .39%     None    .28%   .67%        .07%       .60%
VIRGINIA MONEY MARKET FUND
  Current                .33%     None    .17%   .50%          -        .50%
  Pro Forma              .33%     None    .26%   .59%          -        .59%
FLORIDA TAX-FREE MONEY MARKET FUND
  Current                .35%     None    .18%   .53%          -        .53%
  Pro Forma              .35%     None    .28%   .63%          -        .63%
-----------------------------

     * Includes the impact of the following proposed administrative and servicing fees: .10% for each USAA money market fund and .15% for all other Funds. Also reflects the impact of a $3 per shareholder account reduction in each Fund's transfer agency fee.
===============================================================================

USAA FAMILY OF FUNDS - 30

===============================================================================

     The following example indicates the cost of investing in each Fund, assuming an initial investment of $10,000, a 5% total annual return each year with no changes in operating expenses (except for advisory, administration and servicing, and transfer agent fees in the pro forma) and redemption at the end of each period. This example does not reflect the impact of any fee waivers or expense reimbursements. Your actual cost may be higher or lower.

                            1 YEAR       3 YEARS      5 YEARS        10 YEARS
                          (PRESENT/     (PRESENT/    (PRESENT/      (PRESENT/
                           PRO FORMA)   PRO FORMA)   PRO FORMA)     PRO FORMA)

USAA TAXABLE BOND FUNDS
-------------------------------------------------------------------------------
 GNMA TRUST                 $ 32/42    $ 101/132    $ 177/230      $ 400/518
 HIGH-YIELD OPPORTUNITIES
 FUND                         121/135    378/421      654/729       1,443/1,601
 INCOME FUND                  43/61      135/192      235/335        530/750
 INTERMEDIATE-TERM BOND
 FUND                         105/119    328/372      569/644       1,259/1,420
 SHORT-TERM BOND FUND         49/66      154/208      269/362        604/810

USAA TAX EXEMPT BOND FUNDS
-------------------------------------------------------------------------------
 LONG-TERM FUND             $ 37/49     $ 116/154   $ 202/269      $ 456/604
 INTERMEDIATE-TERM FUND       37/53       116/167     202/291        456/653
 SHORT-TERM FUND              39/55       122/173     213/302        480/677
 CALIFORNIA BOND FUND         41/57       128/179     224/313        505/701
 NEW YORK BOND FUND           58/78       183/243     318/422        714/942
 VIRGINIA BOND FUND           44/61       138/192     241/335        542/750
 FLORIDA TAX-FREE
 INCOME FUND                  49/64       154/202     269/351        604/786

USAA ASSET ALLOCATION FUNDS
-------------------------------------------------------------------------------
 BALANCED STRATEGY FUND     $ 128/140   $ 400/437   $ 692/755      $1,523/1,657
 CORNERSTONE STRATEGY FUND    111/119     347/372     601/644       1,329/1,420
 GROWTH STRATEGY FUND         126/138     393/431     681/745       1,500/1,635
 GROWTH AND TAX
 STRATEGY FUND                 73/84      227/262     359/455        883/1,014
 INCOME STRATEGY FUND         103/119     322/372     558/644       1,236/1,420

USAA EQUITY FUNDS
-------------------------------------------------------------------------------

 AGGRESSIVE GROWTH FUND     $ 61/78     $ 192/243   $ 335/422      $ 750/942

 CAPITAL GROWTH FUND          142/155     440/480       N/A            N/A
 EMERGING MARKETS FUND        130/145     406/449     702/776       1,545/1,702
 FIRST START GROWTH FUND      198/202     612/624   1,052/1,073     2,275/2,317
 GOLD FUND                    161/176     499/545     860/939       1,878/2,041
 GROWTH FUND                  98/106      306/331     531/574       1,178/1,271
 GROWTH & INCOME FUND         92/100      287/312     498/542       1,108/1,201
 INCOME STOCK FUND            68/82       214/255     373/444       835/990
 INTERNATIONAL FUND           113/121     353/378     612/654       1,352/1,443
 SCIENCE & TECHNOLOGY FUND    124/133     387/415     670/718       1,477/1,579
 SMALL CAP STOCK FUND         146/157     452/486     782/839       1,713/1,834
 WORLD GROWTH FUND            114/124     356/387     617/670       1,363/1,477

USAA MONEY MARKET FUNDS
-------------------------------------------------------------------------------
 MONEY MARKET FUND          $ 49/57     $ 154/179   $ 269/313      $ 604/701
 TAX EXEMPT MONEY
 MARKET FUND                  38/48       119/151     208/263        468/591
 TREASURY MONEY MARKET
 TRUST                        36/45       113/141     197/246        444/555
 CALIFORNIA MONEY MARKET
 FUND                         42/52       132/164     230/285        518/640
 NEW YORK MONEY MARKET
 FUND                         58/68       183/214     318/373        714/835
 VIRGINIA MONEY MARKET
 FUND                         51/60       160/189     280/329        628/738
 FLORIDA TAX-FREE MONEY
 MARKET FUND                  54/64       170/202     296/351        665/786
===============================================================================

                                                           PROXY STATEMENT - 31

*    DOES IMCO OR ANY OF ITS AFFILIATES PROVIDE ANY ADDITIONAL  SERVICES TO THE
     FUNDS?

     From time to time, and consistent with obtaining the best overall terms available, brokerage transactions may be effected through USAA Brokerage Services, a discount brokerage service of IMCO. The aggregate amount of brokerage commissions and the percentage of the Funds' aggregate brokerage commissions paid to USAA Brokerage Services during the most recent fiscal year were as follows:

TABLE 6
AFFILIATED BROKERAGE FEES
===============================================================================
                                                             PERCENTAGE OF
   FUND NAME                                AMOUNT          COMMISSIONS PAID
-------------------------------------------------------------------------------
BALANCED STRATEGY FUND                  $   10,199               17.60%
CORNERSTONE STRATEGY FUND                   12,963                1.00%
FIRST START GROWTH FUND                      8,910                4.31%
GROWTH FUND                                 20,706                 .67%
GROWTH & INCOME FUND                         4,397                 .70%
GROWTH STRATEGY FUND                         3,013                1.30%
GROWTH AND TAX STRATEGY FUND                 8,250               12.70%
INCOME STRATEGY FUND                         2,379               19.90%
SCIENCE & TECHNOLOGY FUND                    9,990                3.01%
SMALL CAP STOCK FUND                         2,053                4.36%
WORLD GROWTH FUND                            4,110                 .90%
===============================================================================

     In addition, USAA Shareholder Account Services (SAS) serves as the Funds' transfer agent. The aggregate amount of transfer agency fees paid by each Fund during the most recent fiscal year were as follows. It is anticipated that such services will continue to be provided by SAS after the New Agreements are approved.

TABLE 7
TRANSFER AGENCY FEES
===============================================================================
FUND NAME                     AMOUNT     FUND NAME                    AMOUNT
-------------------------------------------------------------------------------
AGGRESSIVE GROWTH FUND       $2,842,262  INCOME STOCK FUND          $2,823,037
BALANCED STRATEGY FUND          368,279  INCOME STRATEGY FUND          168,509
CALIFORNIA BOND FUND            256,899  INTERMEDIATE-TERM FUND      1,084,171
CALIFORNIA MONEY MARKET FUND    209,587  INTERMEDIATE-TERM BOND FUND    28,286
CAPITAL GROWTH FUND               N/A    INTERNATIONAL FUND            303,626
CORNERSTONE STRATEGY FUND     2,660,259  LONG-TERM FUND                982,768
EMERGING MARKETS FUND         1,029,667  MONEY MARKET FUND           5,472,800
FIRST START GROWTH FUND       1,857,626  NEW YORK BOND FUND             54,882
FLORIDA TAX-FREE INCOME FUND     82,396  NEW YORK MONEY MARKET FUND     43,479
FLORIDA TAX-FREE MONEY                   SCIENCE & TECHNOLOGY FUND   1,545,334
MARKET FUND                      73,190  SHORT-TERM FUND               565,951
GNMA TRUST                      558,789  SHORT-TERM BOND FUND          379,200
GOLD FUND                       447,540  SMALL CAP STOCK FUND          190,789
GROWTH FUND                   2,733,704  TAX EXEMPT MONEY MARKET FUND  981,326
GROWTH & INCOME FUND          2,557,041  TREASURY MONEY MARKET TRUST   155,798
GROWTH STRATEGY FUND            889,031  VIRGINIA BOND FUND            220,158
GROWTH AND TAX STRATEGY FUND    289,204  VIRGINIA MONEY MARKET FUND    114,577
HIGH-YIELD OPPORTUNITIES FUND    33,200  WORLD GROWTH FUND             839,746
INCOME FUND                   1,709,114
===============================================================================

USAA FAMILY OF FUNDS - 32

     IMCO also provides investment advisory services to five other mutual funds made available through the purchase of certain variable insurance products offered by USAA Life Insurance Company. Table 8 below identifies the funds, their size as of their last fiscal year end, December 31, 2000, and the rate of compensation for advisory services (as a percentage of average net assets).

TABLE 8
AFFILIATED FUNDS
===============================================================================
                                            Net Assets               Advisory
   Fund Name*                                12/31/00                   Fee
-------------------------------------------------------------------------------
USAA Life Aggressive Growth Fund           $69,242,000                 .50%
USAA Life Diversified Assets Fund           33,610,000                 .20%
USAA Life Growth and Income Fund            77,746,000                 .20%
USAA Life Income Fund                       13,500,000                 .20%
USAA Life World Growth Fund                 33,262,000                 .20%

-----------------------------
   * The USAA Life Diversified Assets Fund has an objective of long-term capital growth consistent with preservation of capital and balanced by current income. Each other USAA Life Fund listed above has substantially the same objective as that of the similarly named retail USAA Fund.

===============================================================================

*    WHAT DID THE BOARD OF DIRECTORS CONSIDER IN REVIEWING THIS PROPOSAL?

     The proposal to approve the New Agreements and present the New Agreements to shareholders for approval was considered by the Funds' Board of Directors, including the Independent Directors, at meetings of the Board held on April 9, 2001 and April 26, 2001. In addition, the Independent Directors met separately as a group on April 25, 2001 to consider the proposal. At each of these meetings, the Independent Directors were advised by independent counsel. In advance of these meetings, the Board of Directors received substantial information relating to the proposal and was given the opportunity to ask questions and request additional information from management. After full consideration, on April 26, 2001, the Board of Directors, including the Independent Directors, voted unanimously to approve the New Agreements and submit the New Agreements to shareholders for your approval. THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

     As part of its deliberations, the Board of Directors reviewed substantial information provided by management relating to the quality of the services provided by IMCO and its affiliated companies and the reasonableness of the fees charged for these services. The materials provided included comparative information about the investment performance of each Fund relative to other peer groups of mutual funds and appropriate indices or combinations of indices. The Board of Directors also received comparative fee and expense information showing, among other things, the fees paid for advisory, administrative, transfer agency, and shareholder services and the total expense ratio of each Fund relative to other comparable mutual funds, both before and after giving effect to the proposed changes to the fee and service arrangements. In addition, the Board of Directors received financial information about IMCO and its affiliated companies, including an analyses of the profitability on a Fund-by-Fund basis of IMCO's mutual fund operations.

     In the course of its deliberations, the Board of Directors considered, among other things, (i) the organizational strength of IMCO and the effect that the proposed new arrangements are expected to have on the short-term and long-term financial condition of IMCO; (ii) the impact of the proposed Performance Adjustment on the total fees to be paid for advisory services and the manner in which the adjustment may further align the interests of management and the Funds; (iii) the appropriateness of the amount of the proposed Performance Adjustment and the specific index or other benchmark proposed to be used in measuring the Performance Adjustment for each Fund;
     (iv) the historical performance of the Funds and the resources being committed by IMCO to managing the Funds' portfolios; (v) the ability of IMCO to compete in the marketplace to attract and retain qualified investment professionals; (vi) the effect that the

PROXY STATEMENT - 33
     proposed changes to the service arrangements will have on the total expense ratio of each Fund and the extent to which the proposal for the Funds to pay separately for administrative and shareholder services is consistent with industry practice; (vii) the extent to which the expense ratios of the Funds will continue to be lower than the average expense ratios of other comparative mutual funds and the appropriateness of the peer groups selected for these comparative purposes; (viii) the extent to which IMCO has been able and willing to waive fees and pay expenses of the Funds from time to time and the ability and willingness of IMCO to continue this practice in the future; (ix) the impact that the proposed reduction in transfer agency fees is expected to have on the expense ratios of the Funds and the appropriateness of the proposed fees to be paid for these services; (x) the potential for achieving further economies of scale that will benefit the Funds; and (xi) the extent to which IMCO has borne a disproportionate share of the expenditures made to improve shareholder communication and related services.

     In evaluating the quality of the services and the reasonableness of the fees proposed to be paid for these services, the Board of Directors also considered other information and materials periodically provided by management to the Board relating to: (i) the nature and quality of the services provided by IMCO in distributing the Funds' shares; (ii) the nature and quality of the services provided by SAS as transfer agent for the Funds; (iii) the procedures employed by IMCO to ensure compliance with the Funds' investment policies and restrictions and with policies on personal securities transactions; (iv) the manner in which IMCO allocates the Funds' brokerage and investment opportunities; (v) the extent to which IMCO uses "soft" commission dollars to pay for research and other similar services and the benefits to the Funds of such uses; (vi) the services performed by IMCO in monitoring the performance of the Funds' other service providers, such as the Funds' custodian and subcustodians; and
     (vii) the nature and quality of other non-investment management services provided by IMCO and its affiliates.

     In approving the New Agreements and recommending this proposal to shareholders, the Board of Directors did not identify any single factor as all-important or controlling. The following summarizes some of the more significant conclusions reached by the Board of Directors in connection with these matters.

     The Board of Directors recognized that the proposed changes to the advisory and service arrangements will result in an overall increase in the revenues payable in the aggregate to IMCO for these services. The Board of Directors concluded that the increase is warranted in light of the significant increase in expenses incurred by IMCO in recent years, which have materially decreased the overall profitability of IMCO's mutual fund operations. The Board of Directors determined that the new arrangements will permit IMCO for the foreseeable future to operate at reasonable profit margins, which will also permit IMCO to maintain and improve the quality of services provided to shareholders. In this regard, the Board of Directors noted that the new fee structure will enable IMCO to continue to make significant investments in technology necessary to support improved shareholder communication and recordkeeping systems and portfolio management systems. The Board of Directors also concluded that the additional revenues will enable IMCO to compensate its staff at competitive levels necessary to attract and retain qualified portfolio management personnel.

     The Board of Directors also concluded that the proposed Performance Adjustment to the advisory fee will benefit shareholders by further aligning the interests of management with the interests of shareholders. The Board of Directors noted that IMCO has implemented a performance-based compensation model for its investment professionals and concluded that the Performance Adjustment for fees payable to IMCO is consistent with this model. While a performance adjustment has the potential to create an incentive to take added risks, the Board of Directors concluded that the amount of the adjustment will not cause IMCO to assume inappropriate risks in managing the portfolios of the Funds.

     The Board of Directors considered the impact of the proposed new arrangements on the overall expenses of the Funds and concluded that the total expense ratio of each Fund would continue to be reasonable for the foreseeable future. The Board of Directors noted that, if the proposed arrangements had been in effect for the most recent fiscal year of each Fund, including IMCO's commitment to cap the expenses of certain Funds through April 30, 2001, the total expense ratio for each Fund would have been below the average for

USAA FAMILY OF FUNDS - 34
     its peer group of mutual funds. The Board of Directors also noted that, except for the USAA Growth Fund, which modified its advisory agreement in 1986, IMCO's fee rates have not increased with respect to advisory services for any Fund, although the cost to IMCO of providing these services has increased materially over time. Furthermore, the Board of Directors noted that the expense ratios have decreased for many Funds since their inception because of the growth in assets of the Funds and that the decrease in expense ratios experienced by the Funds over the past 20 years differs from the experience of the mutual fund industry as a whole, as reflected in a recent study by the SEC of trends in the mutual fund industry.

     The Board of Directors considered the appropriateness of compensating IMCO separately for administrative and shareholder servicing activities. The Board of Directors noted that these arrangements are common in the mutual fund industry and that the fees proposed to be paid to IMCO for such services are at or below the fees charged by other organizations for comparable services. The Board of Directors noted that, unlike many other mutual funds, the Funds have not implemented any Rule 12b-1 plans or similar shareholder servicing plans to compensate management for these services. Accordingly, the Board of Directors concluded that IMCO has borne a disproportionately large percentage of the cost of providing these services and that the proposed new arrangements will permit such costs to be shared in an equitable manner by the Funds and IMCO. Furthermore, the Board of Directors concluded that it would be in the interest of shareholders to remove these services from the advisory agreement for each Fund because this change will permit the Board of Directors in the future to amend the agreements for administration or shareholder servicing without the delays and potential costs of a shareholder meeting and proxy solicitation.

     Based on its evaluation of all material factors and with the assistance of independent counsel, the Board of Directors, including the Independent Directors, concluded that (i) the advisory fee structure as it is proposed to be modified is fair and reasonable to IMCO and the Funds, (ii) the proposed modifications to the advisory fee rates, that is, the adoption of the Performance Adjustment, is fair and reasonable to IMCO and the Funds, and (iii) the proposed modification to the Present Agreements to exclude administrative and shareholder services and the intent to enter into a separate administration and servicing agreement for each Fund is fair and reasonable to IMCO and the Funds. Accordingly, the Board of Directors, including the Independent Directors, voted unanimously to approve the New Agreements and to recommend that shareholders of the Funds vote FOR the New Agreements.

*    WHEN WILL THE NEW AGREEMENTS TAKE EFFECT?

     If approved, the New Agreements will take effect for each Fund on the first day of the first month following approval by shareholders of that Fund. If the proposal is not approved for any Fund, the Present Agreement will remain unchanged and will continue in effect for that Fund while the Board of Directors and IMCO consider appropriate actions. In this regard, it should be noted that IMCO has indicated it may not be willing to continue serving as the investment adviser of the Funds indefinitely under the terms of the Present Agreement.

*    HOW  DOES THE  BOARD  OF  DIRECTORS  RECOMMEND  SHAREHOLDERS  VOTE ON THIS
     PROPOSAL?

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE NEW AGREEMENTS THAT ADD A PERFORMANCE COMPONENT TO EACH FUND (EXCEPT THE USAA MONEY MARKET FUNDS) AND AMEND THE SERVICES TO BE PROVIDED TO EACH FUND UNDER THE AGREEMENTS.

* WHAT PERCENTAGE OF SHAREHOLDERS' VOTES IS REQUIRED TO APPROVE NEW ADVISORY AGREEMENTS?

     Approval of the New Agreements will require the "yes" vote of a "majority of the outstanding voting securities" of each Fund, as provided in the 1940 Act. For this purpose, this means the "yes" vote of the lesser of (i) more than 50% of the outstanding shares of each Fund, or (ii) 67% or more of the shares present at the meeting, if more than 50% of the outstanding shares are present at the meeting in person or by proxy. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against this proposal.

PROXY STATEMENT - 35

                                   PROPOSAL 5


              APPROVAL OF A SUB-ADVISORY AGREEMENT FOR THE S&P 500
              INDEX FUND AND APPROVAL OF A PROPOSAL TO PERMIT IMCO
                 TO CHANGE THE FUND'S SUB-ADVISER IN THE FUTURE
                          WITHOUT SHAREHOLDER APPROVAL

                               S&P 500 INDEX FUND

CURRENTLY, THE S&P 500 INDEX FUND (THE FUND) OPERATES IN A MASTER-FEEDER STRUCTURE. UNDER THIS STRUCTURE, THE FUND INVESTS ALL OF ITS INVESTABLE ASSETS IN ANOTHER MUTUAL FUND, THE EQUITY 500 INDEX PORTFOLIO (THE EQUITY 500 PORTFOLIO), WHICH IS CURRENTLY MANAGED BY DEUTSCHE ASSET MANAGEMENT, INC. (DEUTSCHE). THE EQUITY 500 PORTFOLIO HAS THE SAME OBJECTIVES AND POLICIES AS THE FUND AND ALSO SERVES AS THE MASTER FUND FOR OTHER S&P 500 MUTUAL FUNDS. THE FUND'S BOARD OF DIRECTORS BELIEVES THAT THE FUND MAY BE ABLE TO TRACK MORE CLOSELY THE PERFORMANCE OF THE S&P 500 INDEX BY WITHDRAWING THE FUND'S ASSETS FROM THE EQUITY 500 PORTFOLIO AND MANAGING THE ASSETS AS A STAND-ALONE MUTUAL FUND USING DEUTSCHE AS A SUB-ADVISER. IN ADDITION, THE BOARD BELIEVES THAT IT
WOULD BE IN THE BEST INTERESTS OF SHAREHOLDERS TO OPERATE THE FUND AS A "MANAGER-OF-MANAGERS" FUND. UNDER THIS ARRANGEMENT, AND SUBJECT TO RECEIVING SPECIAL RELIEF FROM THE SEC AND WITH THE APPROVAL OF THE BOARD, IMCO WOULD BE ABLE TO CHANGE SUB-ADVISERS TO THE FUND WITHOUT OBTAINING SHAREHOLDER APPROVAL.

*    WHY AM I BEING ASKED TO VOTE ON THESE PROPOSALS?

     The Board of Directors has determined that it would be in the best interests of shareholders to operate the Fund as a stand-alone fund operating in a "manager-of-managers" structure (and not in a master-feeder structure) and to engage Deutsche as a sub-adviser to the Fund. Currently, IMCO is not permitted to enter into a new sub-advisory agreement without first obtaining shareholder approval of the agreement. By approving Proposal 5-A, you will permit IMCO to enter into a sub-advisory agreement with Deutsche.

     The Board of Directors also believes that it would be advantageous for IMCO to have the ability to change sub-advisers to the Fund without first obtaining shareholder approval for such changes. The Fund, along with the other Funds comprising USAA Mutual Fund, Inc., has applied to the SEC for an order that will permit IMCO in the future to appoint and change sub-advisers from time to time for the Fund without first obtaining shareholder approval.

     The SEC has granted similar orders for other mutual fund groups in the past, subject to certain conditions that are substantially similar to the conditions described in Proposal 5-B. However, the SEC may decide not to grant the requested order, or it may impose additional conditions to those described in Proposal 5-B prior to granting the order. Certain questions have recently been raised with respect to a similar request for an order submitted on behalf of another mutual fund. The SEC has informed the Fund and IMCO that it is delaying the review of their application until these questions have been resolved. It is anticipated that if the SEC grants the order requested, then the SEC will also require the shareholders to approve the "manager-of-managers" arrangement. By approving Proposal 5-B, and subject to the Fund receiving the order requested from the SEC, you will be allowing the Fund in the future to enter into a new sub-advisory agreement with Deutsche or another sub-adviser, without first obtaining shareholder approval, and for the Fund to change its sub-adviser in the future without first obtaining shareholder approval.


*    WHY WAS THE FUND ORIGINALLY SET UP IN THE MASTER-FEEDER STRUCTURE?

     When the Fund was initially formed, the Board of Directors did not believe that the Fund had sufficient assets to operate efficiently as a stand-alone fund. Since any number of feeder funds can invest their assets in a single master fund, a master-feeder structure permits greater pooling of assets than does a stand-alone fund. The Board of Directors determined that the ability to pool the Fund's assets with the assets of other feeder funds would, in turn, allow the Fund to more rapidly achieve increased economies of scale and efficiencies in portfolio management.

USAA FAMILY OF FUNDS - 36

* WHY IS THE BOARD OF DIRECTORS PROPOSING TO REMOVE THE FUND FROM THE MASTER-FEEDER STRUCTURE?

     The Fund currently has approximately $3 billion of assets, making it large enough to achieve economies of scale and efficiencies in portfolio management as a stand-alone fund. The Board of Directors believes that the Fund is currently subject to certain risks as a feeder fund in a master-feeder structure that would not be present if the Fund were operated as a stand-alone fund, and that these risks may impair the Fund's ability to track the performance of the S&P 500 Index. The Board of Directors has noted that actions of certain feeder funds may materially affect other feeder funds investing in the Equity 500 Portfolio. For example, if a large feeder fund withdraws from the Equity 500 Portfolio, the remaining funds may experience proportionately higher operating expenses resulting in lower returns. Additionally, the Equity 500 Portfolio may become less diverse, resulting in increased portfolio risk. Also, feeder funds with a greater pro rata ownership in the Equity 500 Portfolio could have effective voting control of the operations of the Equity 500 Portfolio.

*    HOW WILL THE FUND BE MANAGED FOLLOWING THIS CHANGE?

     As described in the Fund's prospectus, in the event the Fund withdraws its investment in the Equity 500 Portfolio, IMCO will be directly responsible for managing the Fund's assets. If Proposal 5-A is approved by the Fund's shareholders, IMCO will hire Deutsche to serve as the sub-adviser to manage the day-to-day investing of the Fund's assets. IMCO will be responsible for paying all fees charged by Deutsche for these sub-advisory services. This arrangement will be substantially similar to the current arrangements in place for the Nasdaq-100 Index Fund and the Global Titans Index Fund, for which Barclays Global Fund Advisors serves as the sub-adviser to each of these Funds under a separate sub-advisory agreement. If Proposal 5-A is not approved by shareholders, the Fund's Board of Directors will evaluate alternatives and determine whether another course of action is appropriate or whether the Fund should continue its current arrangement in a master-feeder structure.

                                  PROPOSAL 5-A


                      APPROVAL OF A SUB-ADVISORY AGREEMENT
                           FOR THE S&P 500 INDEX FUND


*    WHAT SERVICES WILL DEUTSCHE PROVIDE AS SUB-ADVISER TO THE FUND?

     If shareholders approve the appointment of Deutsche as the Fund's sub-adviser, IMCO will enter into a sub-advisory agreement (Sub-Advisory Agreement) with Deutsche in substantially the form attached hereto as EXHIBIT C. Under the Sub-Advisory Agreement, Deutsche will be responsible for the day-to-day management of the Fund's assets pursuant to the Fund's investment objectives, policies, and restrictions. Deutsche currently serves as the adviser to the Equity 500 Portfolio. If shareholders approve Deutsche's appointment as sub-adviser, Deutsche will provide directly to the Fund substantially the same portfolio management services that it currently provides to the Fund indirectly through the master-feeder structure.

* WHAT INFORMATION DID THE BOARD OF DIRECTORS CONSIDER PRIOR TO PROPOSING THIS CHANGE?

     At a meeting on April 26, 2001, the Board of Directors determined that it would be in the best interests of the Fund and its shareholders to retain Deutsche as an investment sub-adviser to the Fund. In making this decision, the Board of Directors considered, among other factors, the expertise that Deutsche offers in providing portfolio management services to other equity portfolios. The Board of Directors also considered the experience of the persons comprising Deutsche's investment committee, Deutsche's fee proposal, and the financial strength and quality of services offered by Deutsche. Among other things, the Board of Directors concluded that (i) Deutsche is capable of providing high-quality service for the Fund, as reflected by the qualification and experience of its advisory personnel, its available organizational resources, and its long-term performance record, and (ii) the current size of the Fund and its expected growth make it advisable for the Fund to be managed on a stand-alone basis rather than as part of a master-feeder structure.

PROXY STATEMENT - 37

*    WHAT ARE THE MATERIAL TERMS OF THE SUB-ADVISORY AGREEMENT?

     Under the Sub-Advisory Agreement, Deutsche will manage the investment of the Fund's assets and will be responsible for placing all orders for the purchase and sale of portfolio securities for which it is responsible, subject to the supervision of the Board of Directors and IMCO. As compensation for Deutsche's services and for expenses borne by Deutsche under the Sub-Advisory Agreement, Deutsche will be paid a monthly sub-advisory fee by IMCO (not by the Fund) at an annual rate of 0.02 of 1% per annum for average net assets (ANA) up to $2.5 billion; 0.01 of 1% per annum for the next $1.5 billion ANA; and 0.005 of 1% per annum of the amount by which the ANA exceeds $4 billion of the Fund.

     If approved by shareholders, the Sub-Advisory Agreement would be executed promptly by IMCO and Deutsche and become effective as soon as practicable, which is expected to be on or about August 1, 2001. Unless sooner terminated, it would remain in effect continuously for two years following its effective date. Thereafter, it would continue automatically for successive years, provided that it is specifically approved at least annually (i) by a vote of a majority of the Independent Directors and (ii) by a majority of all directors or by a vote of a majority of the outstanding shares of the Fund. The Fund may terminate the proposed Sub-Advisory Agreement by a vote of a majority of the Independent Directors or a majority of its outstanding voting securities on 60 days' written notice to IMCO and Deutsche. IMCO or Deutsche may at any time terminate the proposed Sub-Advisory Agreement upon 60 days' written notice to the other party. The Sub-Advisory Agreement automatically will terminate without penalty in the event of its assignment or termination.

*    WILL THE FUND'S TOTAL EXPENSES CHANGE?

     Upon entering into the Sub-Advisory Agreement, the total expense ratio of the Fund, after fee waivers and expense reimbursements, will remain unchanged at 0.18% of the Fund's ANA. Under the current master-feeder structure, Deutsche receives a fee, computed daily and paid monthly, at the annual rate of 0.05% of the ANA of the Equity 500 Portfolio for advisory services and IMCO receives a fee, computed daily and paid monthly, at an annual rate of up to 0.06% of the Fund's ANA for administrative services. Under the new structure, IMCO will be entitled to receive advisory fees of 0.10% of the Fund's ANA and will be obligated to pay Deutsche for sub-advisory services at the annual rate of 0.02 of 1% per annum for ANA up to $2.5 billion; 0.01 of 1% per annum for the next $1.5 billion ANA; and 0.005 of 1% per annum of the amount by which the Fund's ANA exceeds $4 billion. In addition, IMCO will be entitled to receive an administrative fee, computed daily and paid monthly, at an annual rate equal to the lesser of (1) 0.06% of the average daily net assets of the Fund or (2) the amount that brings the total Fund and Equity 500 Portfolio annual operating expenses as a percentage of the Fund's ANA up to 0.18%. Through April 30, 2002, IMCO has agreed to waive fees and reimburse expenses of the Fund to the extent the total expenses of the Fund exceed 0.18% of the Fund's ANA, which is the Fund's current expense ratio. There can be no assurance that IMCO will continue to maintain this expense cap in subsequent periods, in which case the Fund's total expense ratio could exceed 0.18% of the Fund's ANA. Table 9 illustrates the Fund's current fees and expenses as well as the fees and expenses should the proposal be approved.

TABLE 9
CURRENT AND PRO FORMA EXPENSES
===============================================================================
                                         TOTAL ANNUAL
         ADVISORY    12B-1     OTHER    FUND OPERATING    EXPENSE        NET
           FEES      FEES    EXPENSES      EXPENSES    REIMBURSEMENTS  EXPENSES

                        (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Current      .05%     None        .13%        .18%          -           .18%
Pro Forma    .10%     None        .10%        .20%        .02%          .18%
===============================================================================

USAA FAMILY OF FUNDS - 38

*    WHAT OTHER INFORMATION IS AVAILABLE ABOUT DEUTSCHE?

     Deutsche, an indirect wholly owned subsidiary of Deutsche Bank AG, is a worldwide merchant bank dedicated to servicing the needs of corporations, governments, financial institutions, and private clients. Investment management is a core business of Deutsche, with assets under its global management totaling $253.5 billion as of September 30, 2000. Of that total, approximately $17.6 billion is in U.S. assets.

     Deutsche's principal business address is 130 Liberty Street, New York, New York 10006. The names, titles, and principal occupations of the current managing partners and executive officers of Deutsche are set forth as follows:

         DEAN BARR, Managing Director and Global Chief Investment Officer for the Americas

         GARY COHEN, Chief Investment Officer for the Americas

         JAMES CREIGHTON, Managing Director and Head of Global Index Management for Deutsche Asset Management.

     Deutsche also acts as an investment adviser for the following investment companies:

=========================================================================================================
     FIDELITY                          ASSET SIZE                             FEES

FIDELITY COMMONWEALTH TRUST -         $ 8,451,272,726     At an annual rate of 0.006% (0.6 basis points)
SPARTAN 500 INDEX FUND                                    of the average daily net assets of the Fund

VARIABLE INSURANCE PRODUCTS
FUND II -                             $ 3,604,150,211     At an annual rate of 0.006% (0.6 basis points)
INDEX 500 PORTFOLIO                                       of the average daily net assets of the Portfolio

FIDELITY CONCORD STREET TRUST         $15,801,430,121     At an annual rate of  0.006% (0.6 basis points)
SPARTAN U.S. EQUITY INDEX FUND                            of the average daily net assets of the Portfolio


MASSMUTUAL

MML EQUITY INDEX FUND                 $   163,314,263     An annual rate of .01% on the first $1 billion
                                                          of aggregate assets, and .0075%  on  aggregate
                                                          assets in excess of $1 billion

MASSMUTUAL INDEXED EQUITY FUND        $   851,286,600     An annual rate  of .01% on the first $1 billion
                                                          of aggregate assets, and  .0075% on  aggregate
                                                          assets in excess of $1 billion

SCUDDER

KEMPER VARIABLE SERIES -              $    54,189,128     At an annual rate  of 0.07  of 1% on the first
KVS INDEX 500 PORTFOLIO(a)                                $200  million of the  series net assets, then
                                                          0.03 of 1% on the next $550 million; then 0.01
                                                          of 1% on the balance over $750 million

SCUDDER INVESTORS TRUST -             $   103,440,239     At an annual rate of 0.07 of 1% on the first
SCUDDER S&P 500 STOCK                                     $100 million of the trust's net assets, then
INDEX FUND                                                0.03 of 1% on the next $100 million; then 0.01
                                                          of 1% on the balance over $200 million

==========================================================================================================

*    HOW DOES THE BOARD OF DIRECTORS  RECOMMEND  SHAREHOLDERS  VOTE ON PROPOSAL
     5-A?

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL 5-A.

* WHAT PERCENTAGE OF SHAREHOLDERS' VOTES IS REQUIRED TO APPROVE THE SUB-ADVISORY AGREEMENT?

     Approval of Proposal 5-A will require the "yes" vote of a "majority of the outstanding voting securities" of the S&P 500 Index Fund, as provided in the 1940 Act. For this purpose, this means the "yes" vote of the lesser of
     (i) more than 50% of the outstanding  shares of the S&P 500 Index Fund, or
     (ii) 67% or more of the shares present at the meeting, if more than 50% of the outstanding shares are present at the meeting in person or by proxy. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against this proposal.

                                                           PROXY STATEMENT - 39

                                  PROPOSAL 5-B


                    APPROVAL OF A PROPOSAL TO PERMIT IMCO TO
                 CHANGE SUB-ADVISERS FOR THE S&P 500 INDEX FUND
                     WITHOUT OBTAINING SHAREHOLDER APPROVAL


*    WHY IS THIS PROPOSAL BEING PRESENTED TO SHAREHOLDERS?

     This proposal is being submitted to Fund shareholders pursuant to the requirements of a proposed exemptive order (the Proposed Order) that the Fund and IMCO are currently seeking from the SEC. The Proposed Order would grant exemptive relief from certain provisions of the 1940 Act and the rules thereunder, as discussed below.

     Section 15 of the 1940 Act makes it unlawful for any person to act as an investment adviser to an investment company, except pursuant to a written contract that has been approved by shareholders. For purposes of Section 15, the term "investment adviser" includes any sub-adviser to an investment company. Section 15 also requires that an investment advisory agreement provide that it will terminate automatically upon its assignment. "Assignment," for purposes of the 1940 Act, includes, in substance, the transfer of an advisory agreement or the transfer of control of the investment adviser through the transfer of a controlling block of the adviser's outstanding voting securities.

     In conformity with Section 15 of the 1940 Act, the Fund currently must obtain shareholder approval of a sub-advisory agreement in the following general situations:

     *  The employment of a new sub-adviser;

     *  The replacement of an existing sub-adviser;

     *  A change in the terms of a sub-advisory agreement; and

     * The continued employment of an existing sub-adviser when there has been or is expected to be an assignment of a sub-advisory agreement as a result of a change of control of the sub-adviser.

     The Fund's Board of Directors and IMCO may currently terminate a sub-advisory agreement without shareholder approval. Fund shareholders may also currently terminate a sub-advisory agreement at any time by a vote of a majority of the Fund's outstanding shares, as defined in the 1940 Act. The proposed form of sub-advisory agreement attached hereto as EXHIBIT C is the type of sub-advisory agreement that would no longer require shareholder approval if this proposal is approved, subject to compliance with other conditions of the Proposed Order, which are set forth below.

     If the proposal is approved, IMCO and the Fund would be permitted to enter into new or amended sub-advisory agreements without obtaining shareholder approval. In all cases, however, approval by the Board of Directors, including the Independent Directors, will continue to be required to approve any new or amended sub-advisory agreement. If the proposal is not approved by shareholders, then IMCO and the Fund would only enter into new or amended sub-advisory agreements with shareholder approval, adding additional time and expense to making a change deemed beneficial by the Fund's Board of Directors.

*    WHO IS RESPONSIBLE FOR MANAGING THE FUND?

     The Fund employs IMCO, subject to the supervision of the Board of Directors, to manage or provide for the management of the Fund. The primary responsibility for management of the Fund is vested in IMCO, pursuant to the current management agreement in place between IMCO and the Fund (the Management Agreement) and subject to the general oversight and approval by the Fund's Board of Directors.

USAA FAMILY OF FUNDS - 40

     Currently, the Fund invests all of its investable assets in the Equity 500 Portfolio, which is a separate mutual fund advised by Deutsche with substantially the same objectives and policies as the Fund. Similar to the sub-advisory arrangement currently in place with respect to the Global Titans Index Fund and the Nasdaq-100 Index Fund, IMCO intends to seek to achieve the Fund's objective by selecting one or more sub-advisers that have particular skill and experience in managing an S&P 500 Index Fund. The Board of Directors and IMCO believe that requiring shareholders to approve changes in a sub-adviser and to the sub-advisory agreement (including continuation of an assigned sub-advisory agreement) not only result in unnecessary administrative expenses to the Fund, but may also cause harmful delays in executing changes that the Board of Directors and IMCO have determined are necessary or desirable. The Board of Directors and IMCO believe that such expenses, and the possibility of delays, may result in shareholders receiving less satisfactory service than would be the case if this proposal is implemented.

*    HOW WILL SHAREHOLDERS KNOW IF IMCO CHANGES THE FUND'S SUB-ADVISER?

     Pursuant to the Proposed Order and subject to receipt of shareholder approval of this proposal and the other conditions described below, the Fund's shareholders will receive an information statement complying with certain provisions of the Securities Exchange Act of 1934, as amended (the Exchange Act), and the rules promulgated thereunder, following a change of a sub-adviser. The information statement will contain substantially all of the information about the sub-adviser and the sub-advisory agreement that would otherwise be contained in a proxy statement. The information statement will include disclosure as to the level of fees to be paid by IMCO to the sub-adviser.

     The information statement, as well as adherence to the anticipated conditions of the Proposed Order as set forth below, will protect the Fund's shareholders, by, among other things, enabling Fund shareholders to receive adequate disclosure about the sub-adviser. If the proposal is approved, amendments to the Management Agreement between IMCO and the Fund will remain subject to the shareholder and director approval requirements of Section 15 of the 1940 Act and related proxy statement disclosure requirements. Moreover, although approval of the proposal will generally permit the Board of Directors and IMCO to change the fees payable to a sub-adviser without shareholder approval, which in turn may result in a different net fee retained by IMCO, such changes will not permit the directors and IMCO to increase the rate of the fees payable by the Fund to IMCO under the Management Agreement without first obtaining shareholder approval.

*    WHAT ARE THE TERMS OF THE PROPOSED ORDER?

     The Proposed Order would grant the Fund relief from Section 15(a) of the 1940 Act and certain rules thereunder in order for the Fund to operate in the manner described in this proposal, subject to certain conditions, including approval of this proposal by the Fund's shareholders. The Fund will not rely on the Proposed Order until it is granted and all such conditions have been met. Although the SEC has granted similar orders for other mutual fund groups in the past with conditions substantially similar to those listed below, it is possible that the SEC will decide not to grant the Proposed Order. Alternatively, the SEC may decide to impose additional conditions on the Fund before granting the Proposed Order.

     The conditions for the relief set forth in the Proposed Order are as follows:

     * IMCO will provide management and administrative services to the Fund, including overall supervisory responsibility for the general management and investment of the Fund, and, subject to review and approval by the Fund's Board of Directors, will (i) set the Fund's overall investment strategies; (ii) evaluate, select, and recommend sub-advisers to manage all or part of the Fund's assets; (iii) when appropriate, allocate and reallocate the Fund's assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the Fund's investment objectives, policies, and restrictions.

PROXY STATEMENT - 41

     * Before the Fund may rely on the Proposed Order, the operation of the Fund in the manner described in the application will be approved by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

     * Within 90 days of the hiring of any new sub-adviser, IMCO will furnish shareholders of the Fund all the information that would have been included in a proxy statement. Such information will include any changes in such information caused by the addition of a new sub-adviser. To meet this obligation, IMCO will provide the Fund's shareholders with an information statement meeting the requirements of Regulation 14C and Schedule 14C of the Exchange Act, as well as the requirements of Item 22 of Schedule 14A under the Exchange Act.

     * The Fund will disclose in its prospectus the existence, substance, and effect of the Proposed Order. In addition, the Fund will hold itself out to the public as employing the "Manager/Sub-Adviser" approach described in the application. The prospectus relating to the Fund will prominently disclose that IMCO has ultimate responsibility to oversee the sub-adviser and recommend its hiring, termination, and replacement.

     * No director or officer of the Fund or officer of IMCO will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by any such director or officer) have any interest in any sub-adviser except for (i) ownership of interests in IMCO or any entity that controls, is controlled by, or is under common control with IMCO; or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly traded company that is either a sub-adviser or any entity that controls, is controlled by, or is under common control with a sub-adviser.

     * Neither IMCO nor the Fund will enter into a sub-advisory agreement with any sub-adviser that is an affiliated person of the Fund or IMCO, as defined in Section 2(a)(3) of the 1940 Act, other than by reason of serving as sub-adviser to one or more Funds (an Affiliated Sub-Adviser) without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

     * At all times, a majority of the Fund's Board of Directors will be Independent Directors, and the nomination of new or additional Independent Directors will be placed within the discretion of the then existing Independent Directors.

     * When a sub-adviser change is proposed for the Fund with an affiliated sub-adviser, the Board of Directors, including a majority of the Independent Directors, will make a separate finding, reflected in the Board of Directors' minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which IMCO or the affiliated sub-adviser derives an inappropriate advantage.

*    HOW  DOES  THE  BOARD OF  DIRECTORS  RECOMMEND  SHAREHOLDERS  VOTE ON THIS
     PROPOSAL?

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL 5-B.

* WHAT PERCENTAGE OF SHAREHOLDERS' VOTES IS REQUIRED TO PERMIT IMCO TO ENTER INTO NEW OR AMENDED SUB-ADVISORY AGREEMENTS WITHOUT OBTAINING SHAREHOLDER APPROVAL?

     Approval of Proposal 5-B will require the "yes" vote of a "majority of the outstanding voting securities" of the S&P 500 Index Fund, as provided in the 1940 Act. For this purpose, this means the "yes" vote of the lesser of
     (i) more than 50% of the outstanding  shares of the S&P 500 Index Fund, or
     (ii) 67% or more of the shares present at the meeting, if more than 50% of the outstanding shares are present at the meeting in person or by proxy. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against this proposal.

USAA FAMILY OF FUNDS - 42

FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING

QUORUM AND METHODS OF TABULATION. With respect to each proposal on which shareholders of USAA Mutual Fund, Inc., USAA Tax Exempt Fund, Inc., and USAA Investment Trust are entitled to vote, a majority of the shares of the Funds entitled to vote, represented in person or by proxy, is required to constitute a quorum at the shareholder meeting. With respect to each proposal on which shareholders of USAA State Tax-Free Trust are entitled to vote, 30% of the shares of the Funds entitled to vote, represented in person or by proxy, is required to constitute a quorum at the shareholder meeting. Abstentions do not constitute a vote "for" or "against" a matter but will be included in determining the number of shares present for purposes of a quorum. Each proposal requires a vote based on the total votes cast. As a result, abstentions will assist the Funds in obtaining a quorum, and will have the effect of a "no" vote on the outcome of proposals 2 through 5. Abstentions will have no effect on the election of directors. Broker "non- votes" (I.E., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

In the event a quorum is not present at the shareholder meeting or in the event a quorum is present at the shareholder meeting but sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the shareholder meeting to permit further solicitation of proxies, provided that such persons determine such an adjournment and additional solicitation is reasonable and in the interests of shareholders after consideration of all relevant factors, including the nature of the relevant proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities, and the nature of the reasons for such further solicitation. One or more of the proposals in this proxy statement may be voted on prior to any adjournment if sufficient votes have been received for a proposal and such vote is otherwise appropriate. With respect to each matter, any such adjournment will require the affirmative vote of a majority of those shares of the Funds present at the shareholder meeting in person or by proxy and entitled to vote thereon.

SHARES OWNED BY USAA. As of April 30, 2001, USAA, a Texas reciprocal interinsurance exchange, held of record or beneficially owned directly or indirectly through one or more of its affiliates 5% or more of the shares of the Funds as follows:

===============================================================================
                                    Number                Percent
   Fund Name                        of Shares             of Fund
-------------------------------------------------------------------------------

Extended Market Index Fund         1,061,970               44.9%
First Start Growth Fund            1,743,940               10.3%
Global Titans Index Fund             464,104               26.9%
High-Yield Opportunities Fund        509,748                9.3%
Intermediate-Term Bond Fund        2,131,133               20.3%
S&P 500 Index Fund                51,089,563               32.0%
Short-Term Bond Fund               3,953,034               11.0%
===============================================================================

Shares owned by USAA and its affiliates may be voted in favor of each of the proposals. IMCO is a wholly owned indirect subsidiary of USAA whose address, along with its affiliates, is 9800 Fredericksburg Road, San Antonio, Texas 78288.

With respect to Fund shares held in USAA individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth, and SIMPLE IRAs), the IRA Custodian, USAA Federal Savings Bank, will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If USAA IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for or against any proposal in the same proportion as other USAA IRA shareholders have voted.

PROXY STATEMENT - 43

LARGE SHAREHOLDERS. The following table identifies all persons other than USAA and its affiliates, who as of April 30, 2001, held of record or owned beneficially 5% or more of the Funds' shares.

===============================================================================
                         NAME AND ADDRESS                NUMBER       PERCENT
TITLE OF FUND           OF BENEFICIAL OWNER             OF SHARES     OF FUND
-------------------------------------------------------------------------------

Short-Term Fund          Lila M Kommerstad              9,131,792       9.6%
                     Trst Kommerstad Fam Trust
                            DTD 05/16/88
                           218 Deodar Ln
                      Bradbury, CA 91010-1011

Short-Term Fund               Muir & Co                 4,974,361       5.2%
                c/o Frost National Bank Trust Securities
                            PO Box 2479
                      San Antonio, TX 78298-2479

New York                  Charles E Dowdell             5,357,219       5.3%
Money Market Fund      Nancy L  Dowdell JTWROS
                          5121 Donnington Rd
                       Clarence, NY 14031-1501

New York                  Michael A Jungman             6,906,595       6.9%
Money Market Fund      Susan M Jungman JTWROS
                            139 Circle Dr
                         Manhasset, NY 11030
===============================================================================

OTHER BUSINESS. The Board of Directors knows of no other business to be brought before the shareholder meeting. However, if any other matters properly come before the shareholder meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies on the enclosed proxy card.

SOLICITATION OF PROXIES. Fund officers and IMCO employees may solicit proxies by mail or by telephone. In addition, an outside proxy solicitation service, Georgeson Shareholder Communications, Inc., anticipates soliciting proxies by telephone at an estimated cost of $1.5 million. The exact cost will depend upon the services rendered. Your Funds may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Shareholders would be called at the phone number USAA Shareholder Account Services has in its records for their accounts and would be asked for the last four digits of their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

The cost of preparing, printing, and mailing the enclosed proxy card(s) and proxy statement, and any other costs incurred in connection with this solicitation, including any additional solicitation made by mail, Internet, or telephone for all Funds is expected to be shared between IMCO and the Funds. IMCO has agreed to bear 75% of such costs, with the balance to be allocated equitably among all Funds.

REVOCATION OF PROXIES. Proxies, including proxies given on the Internet or by telephone, may be revoked at any time before they are voted by a written revocation received by your Funds, by properly executing a later-dated proxy, or by attending the shareholder meeting and voting in person. The last instruction we receive from you, either paper or electronic, will be the last tabulated.

USAA FAMILY OF FUNDS - 44

DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT SHAREHOLDER MEETINGS. Under the provisions of the Funds' charter documents and applicable law, no annual meeting of shareholders is required, and your Funds do not currently intend to hold such a meeting. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by your Funds within a reasonable period of time prior to any such shareholder meeting. Shareholders collectively holding at least 10% of the outstanding shares of the Funds may request a shareholder meeting at any time for the purpose of voting to remove one or more of the directors. The Funds will assist in communicating to other shareholders about such meeting.

FINANCIAL INFORMATION. YOUR FUNDS WILL FURNISH, WITHOUT CHARGE, TO YOU UPON REQUEST A COPY OF THE FUNDS' ANNUAL REPORTS FOR THEIR MOST RECENT FISCAL YEAR, AND A COPY OF THEIR SEMIANNUAL REPORTS FOR ANY SUBSEQUENT SEMIANNUAL PERIOD. SUCH REQUEST MAY BE DIRECTED TO USAA INVESTMENT MANAGEMENT COMPANY, 9800 FREDERICKSBURG ROAD, SAN ANTONIO, TEXAS 78288 OR 1-800-245-4275.

FURTHER INFORMATION ABOUT YOUR FUNDS

COMMITTEES OF THE BOARD OF DIRECTORS. The Board of Directors has four committees: an Executive Committee, an Audit Committee, a Pricing and
Investment Committee, and a Corporate Governance Committee. Between the meetings of the Board of Directors and while it is not in session, the Executive Committee may exercise all of the powers of the Board of Directors in the management of the business of the Funds, which may be delegated to it by the Board of Directors. The Executive Committee consists of two directors, currently Messrs. Davis and Claus.

The Audit Committee consists of five directors, currently Messrs. Zucker and Reimherr, Mrs. Dreeben, Dr. Mason, and Dr. Starks, none of whom is an "interested person" of the Funds. The Audit Committee (a) selects an external auditor; (b) reviews and approves an annual audit plan; (c) reviews summaries of financial results; (d) reviews the reports of the auditors; and (e) undertakes such studies and analyses of various matters as shall from time to time be deemed necessary by the Board of Directors, and makes appropriate recommendations to the Board of Directors on such matters.

The Pricing and Investment Committee consists of six directors, currently Messrs. Peebles, Zucker, and Reimherr, Mrs. Dreeben, Dr. Mason, and Dr. Starks. The Pricing and Investment Committee (a) acts upon and deals with certain questions, issues, and matters that may arise under Rule 2a-7 and the "Procedures to Stabilize Net Asset Value" adopted by the Funds as it impacts money market funds; and (b) considers and acts upon such investment issues and matters as may be presented relevant to the Funds.

The Corporate Governance Committee consists of all the directors who are not "interested persons" of the Funds, which presently consists of Messrs. Zucker and Reimherr, Mrs. Dreeben, Dr. Mason, and Dr. Starks. Its purpose is to maintain oversight of the organization and performance of the Board of Directors; to evaluate the effectiveness of the Board of Directors, and to ensure that the Board of Directors conducts itself ethically and in accordance with applicable laws; to establish a policy on its tenure and term limitations for Independent Directors; to recommend candidates to fill vacancies for independent directorship positions of the Board of Directors; and to consider and act upon such other issues as may be presented to it by the Board of Directors.

INFORMATION ABOUT INDEPENDENT PUBLIC ACCOUNTANTS. The 1940 Act provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the Independent Directors.

The Funds' Board of Directors, including a majority of the Independent Directors, has selected KPMG LLP to be each Fund's independent public accountants for its current fiscal year. KPMG LLP has no direct or material indirect financial interest in the Funds or in IMCO other than receipt of fees for services to the Funds.

Representatives of KPMG LLP are expected to be present at the meeting. Those representatives will be given the opportunity to make a statement to the shareholders if they desire to do so and are expected to be available to respond to any questions that may be raised at the meeting.

                                                           PROXY STATEMENT - 45

AUDIT FEES. Audit and other fees were paid to KPMG LLP with respect to each Company and Trust during the most recently completed fiscal year in the amounts set forth below. The other fees primarily related to tax services provided to the Funds.

===============================================================================
         AUDIT FEES
            USAA Mutual Fund, Inc.                        $     302,000
            USAA Tax Exempt Fund, Inc.                          206,000
            USAA Investment Trust                               278,000
            USAA State Tax-Free Trust                            84,000
          FINANCIAL INFORMATION SYSTEMS DESIGN
            AND IMPLEMENTATION FEES                                None
          OTHER FEES                                      $     354,000
===============================================================================

The Audit Committee of each Company and Trust has considered whether the provisions of the services covered above under "Other Fees" is compatible with maintaining the independence of KPMG LLP.

OFFICERS AND OTHER INFORMATION. In addition to officers that are directors, the Funds' officers are as follows:

===============================================================================

NAME, AGE,
AND POSITION               YEAR FIRST            PRINCIPAL OCCUPATION
WITH FUNDS              ELECTED TO OFFICE         FOR PAST FIVE YEARS
-----------             -----------------    -------------------------------

Kenneth E. Willmann          1999          Senior Vice President, Fixed  Income
Vice President                             Investments,  IMCO  (12/99-present);
Age: 54                                    Director, IMCO  (2/00-present); Vice
                                           President, Mutual  Fund  Portfolios,
                                           IMCO (9/94-12/99).

Michael D. Wagner                          Senior Vice President,  USAA Capital
Secretary                                  Corporation  (CAPCO) General Counsel
Age:52                                     (1/99-present);    Vice   President,
                                           Corporate Counsel, USAA (1982-1/99).
                                           Mr. Wagner serves as Vice President,
                                           Secretary, and Counsel, for IMCO and
                                           USAA Shareholder  Account  Services;
                                           Vice  President, Corporate  Counsel,
                                           for  various other USAA subsidiaries
                                           and affiliates.

Mark S. Howard               1997          Vice President, Securities Counsel &
Assistant Secretary                        Compliance,   IMCO   (7/00-present);
Age: 37                                    Assistant Vice President, Securities
                                           Counsel, USAA (2/98-7/00); Executive
                                           Director,  Securities Counsel,  USAA
                                           (9/96-2/98);     Senior    Associate
                                           Counsel,  Securities  Counsel,  USAA
                                           (5/95-8/96).  Mr.  Howard  serves as
                                           Assistant  Secretary for IMCO,  USAA
                                           Shareholder  Account Services,  USAA
                                           Financial  Planning  Network,  Inc.,
                                           and for USAA Life Investment Trust.

Sherron A. Kirk              1992          Senior   Vice   President,    Senior
Treasurer                                  Financial       Officer,        IMCO
Age: 56                                    (1/00-present);    Vice   President,
                                           Senior   Financial   Officer,   IMCO
                                           (8/98-1/00).     Vice     President,
                                           Controller,  IMCO (10/92-8/98).  Ms.
                                           Kirk    serves   as   Senior    Vice
                                           President,  Senior Financial Officer
                                           of    USAA    Shareholder    Account
                                           Services.

USAA FAMILY OF FUNDS - 46

===============================================================================
NAME, AGE
AND POSITION               YEAR FIRST               PRINCIPAL OCCUPATION
WITH FUNDS              ELECTED TO OFFICE           FOR PAST FIVE YEARS
-----------             -----------------    -------------------------------

Roberto Galindo, Jr.         2000          Executive   Director,   Mutual  Fund
Assistant Treasurer                        Analysis     &     Support,     IMCO
Age: 40                                    (6/00-present);   Director,   Mutual
                                           Fund   Analysis  &   Support,   IMCO
                                           (9/99-6/00);     Vice     President,
                                           Portfolio  Administration,  Founders
                                           Asset  Management  LLC  (7/98-8/99);
                                           Assistant Vice  President,  Director
                                           of Fund & Private Client Accounting,
                                           Founders   Asset    Management   LLC
                                           (7/93-6/98).
===============================================================================

Because of their affiliation with the Funds' investment adviser, IMCO, the Funds' officers receive no compensation from the Funds for their services. There are no family relationships among the directors, officers, and managerial level employees of the Funds or IMCO.

                                                           PROXY STATEMENT - 47

          NUMBER OF EACH FUND'S SHARES OUTSTANDING AT APRIL 30, 2001
==============================================================================================================
                                     USAA MUTUAL        USAA INVESTMENT       USAA TAX           USAA STATE
                                     FUND, INC.              TRUST          EXEMPT FUND, INC.   TAX-FREE TRUST


USAA TAXABLE BOND FUNDS
--------------------------------------------------------------------------------------------------------------

GNMA Trust                                              47,259,436
 High-Yield Opportunities Fund         5,469,101
 Income Fund                         117,915,648
 Intermediate-Term Bond Fund          10,498,155
 Short-Term Bond Fund                 35,861,269

USAA TAX EXEMPT BOND FUNDS
--------------------------------------------------------------------------------------------------------------
 Long-Term Fund                                                               156,705,118
 Intermediate-Term Fund                                                       177,580,209
 Short-Term Fund                                                               95,001,204
 California Bond Fund                                                          59,336,811
 New York Bond Fund                                                             8,905,072
 Virginia Bond Fund                                                            38,640,881
 Florida Tax-Free Income Fund                                                                      19,597,736

USAA ASSET ALLOCATION FUNDS
--------------------------------------------------------------------------------------------------------------
 Balanced Strategy Fund                                  11,747,341
 Cornerstone Strategy Fund                               40,416,197
 Growth and Tax Strategy Fund                            15,104,646
 Growth Strategy Fund                                    21,452,764
 Income Strategy Fund                                     5,312,193

USAA EQUITY FUNDS
--------------------------------------------------------------------------------------------------------------
 Aggressive Growth Fund               37,056,033
 Capital Growth Fund                   3,479,775
 Emerging Markets Fund                                    6,545,109
 First Start Growth Fund              16,877,479
 Gold Fund                                               12,941,072
 Growth Fund                          76,378,626
 Growth & Income Fund                 56,439,608
 Income Stock Fund                   107,175,618
 International Fund                                      23,008,080
 Science & Technology Fund            33,983,371
 Small Cap Stock Fund                  8,254,152
 World Growth Fund                                       20,562,304

USAA INDEX FUNDS
--------------------------------------------------------------------------------------------------------------
 Extended Market Index Fund            2,364,005
 Global Titans Index Fund              1,727,403
 Nasdaq-100 Index Fund                 7,585,616
 S&P 500 Index Fund                  159,565,884

USAA MONEY MARKET  FUNDS
--------------------------------------------------------------------------------------------------------------
 Money Market Fund                 3,862,779,709
 Treasury Money Market Trust                            167,296,624
 Tax Exempt Money Market Fund                                               1,915,455,436
 California Money Market Fund                                                 420,507,175
 New York Money Market Fund                                                   100,224,867
 Virginia Money Market Fund                                                   168,522,167
 Florida Tax-Free Money Market Fund                                                               122,799,001

TOTALS                             4,543,411,452        371,645,766         3,140,878,940         142,396,737

--------------------------------------------------------------------------------------------------------------

USAA FAMILY OF FUNDS - 48

                                   EXHIBIT A


                           FORM OF ADVISORY AGREEMENT


     AGREEMENT made as of the ____ day of ____________, 2001 between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the state of Delaware and having a place of business in San Antonio, Texas (the "Manager"), and_______________, a _________ organized under the laws of the state of ______________ and having a place of business in San Antonio, Texas (the "Company").

     WHEREAS, the Company is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Manager is engaged principally in the business of rendering investment management services and is registered under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Company is authorized to issue shares of capital stock (the "Shares") in separate classes with each such class representing interests in a separate portfolio of securities and other assets; and

     WHEREAS, the Company presently offers Shares in each of the classes identified in Schedule A hereto (the "Existing Funds") (such classes, together with all other classes subsequently established by the Company with respect to which the Company desires to retain the Manager to render investment advisory services here-under and with respect to which the Manager is willing so to do, being herein collectively referred to as the "Funds");

     NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

      1.  APPOINTMENT OF MANAGER.

     (a) EXISTING FUNDS. The Company hereby appoints the Manager to act as manager and investment adviser for each of the Existing Funds for the period and on the terms herein set forth. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     (b) ADDITIONAL FUNDS. In the event that the Company establishes one or more classes of Shares other than the Existing Funds with respect to which it desires to retain the Manager to render management and investment advisory services hereunder, it shall so notify the Manager in writing. If the Manager is willing to render such services it shall notify the Company in writing, whereupon the Company shall appoint the Manager to act as manager and investment adviser for each of such classes of Shares for the period and on the terms herein set forth, the Manager shall accept such appointment and agree to render the services herein set forth for the compensation herein provided, and each of such classes of Shares shall become a Fund hereunder.

      2.  DUTIES OF MANAGER.

     The Manager, at its own expense, shall furnish the following services and facilities to the Company:

     (a) INVESTMENT PROGRAM. The Manager will (i) furnish continuously an investment program for each Fund, (ii) determine (subject to the overall supervision and review of the Board of Directors of the Company) what investments shall be purchased, held, sold or exchanged for each Fund and what portion, if any, of the assets of each Fund shall be held uninvested, and (iii) make changes on behalf of the Company in the investments of each Fund.

     (b) MONITORING. Should the Company's Board of Directors determine it is in the best interests of a Fund's shareholders to invest all of its investable assets in another mutual fund with substantially the same investment objective (the "Portfolio"), the Manager will monitor the services provided to the Portfolio, subject always to the control of the Company's Board of Directors. Such monitoring may include among other things, review of Portfolio reports showing the composition of securities in the Portfolio on a periodic basis and periodic review of investment practices of the Portfolio. The Manager will report to the Company's Board of Directors, at least annually, on the results of such monitoring such that the Board may determine whether continued investment exclusively in the Portfolio is in the best interests of the Fund's shareholders.

                                                                  EXHIBIT A- 49

      3.  SUB-ADVISERS.

     The Manager may employ one or more sub-advisers from time to time to perform such of the acts and services of the Manager, including the selection of brokers or dealers to execute the Fund's portfolio security transactions, and upon such terms and conditions as may be agreed upon between the Manager and such investment adviser and approved by the Company's Board of Directors.

      4.  ALLOCATION OF EXPENSES.

     Except for the services and facilities to be provided by the Manager set forth in Paragraph 2 above, the Company assumes and shall pay all expenses for all other Company operations and activities and shall reimburse the Manager for any such expenses incurred by the Manager. The expenses to be borne by the Company shall include, without limitation:

     (a) the charges and expenses of any registrar, share transfer or dividend disbursing agent, custodian, or depository appointed by the Company for the safekeeping of its cash, portfolio securities, and other property;

     (b) the charges and expenses of auditors;

     (c) brokerage commissions for transactions in the portfolio securities of the Company;

     (d) all taxes, including issuance and transfer taxes, and fees payable by the Company to federal, state or other governmental agencies;

     (e) the cost of share certificates representing Shares of the Company;

     (f) fees involved in registering and maintaining registrations of the Company and of its Shares with the Securities and Exchange Commission and various states and other jurisdictions;

     (g) all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements, quarterly reports, semiannual reports, annual reports, and other communications (including prospectuses) to existing shareholders;

     (h) compensation and travel expenses of Directors who are not "interested persons" within the meaning of the 1940 Act;

     (i) the expense of furnishing or causing to be furnished to each shareholder a statement of his account, including the expense of mailing;

     (j) charges and expenses of legal counsel in connection with matters relating to the Company, including, without limitation, legal services rendered in connection with the Company's legal and financial structure and relations with its shareholders, issuance of Company Shares, and registration and qualification of securities under federal, state and other laws;

     (k) membership or association dues for the Investment Company Institute or similar organizations;

     (l) interest payable on Company borrowings; and

     (m) postage.

      5.  ADVISORY FEE.

     (a) For the services and facilities to be provided by the Manager as provided in Paragraph 2(a) hereof, the Company shall pay to the Manager a monthly fee with respect to each Fund computed as set forth in Schedule B or Schedule C hereto. For the services and facilities to be provided by the Manager as provided in Paragraph 2(b) hereof, the Company shall pay no fee.

     (b) The Manager may from time to time and for such periods as it deems appropriate voluntarily waive fees or otherwise reduce its compensation hereunder. With respect to each Fund identified in Schedule D hereto, in addition to any amounts otherwise payable to the Manager as an advisory fee for current services

EXHIBIT A - 50
under this Agreement, the Company shall be obligated to pay the Manager amounts previously waived or expenses paid by the Manager with respect to such Fund, provided that such additional payments are made not later than the date identified in Schedule D hereto as the "Ending Date" and provided further that the amount of such additional payment in any year, together with all other expenses of the Fund, in the aggregate, would not cause the Fund's expense ratio in such year to exceed the percentage of the Fund's average net assets identified in Schedule D.

     (c) In the event this Agreement is terminated with respect to any one or more Funds as of a date other than the last day of any month, the Manager shall pay the Company a pro rata portion of the amount that the Manager would have been required to pay, if any, had this Agreement remained in effect for the full month, subject to such other adjustments as may be provided in Schedule B hereto.

      6.  COMPANY TRANSACTIONS.

     In connection with the management of the investment and reinvestment of the assets of the Company, the Manager, acting by its own officers, directors or employees or by a duly authorized subcontractor, is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Company and is directed to use its best efforts to seek on behalf of a Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Manager shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis. Subject to this primary requirement, and maintaining as its first consideration the benefits to the Company and its shareholders, the Manager shall have the right, subject to the control of the Board of Directors, to follow a policy of selecting brokers and dealers who furnish statistical, research and other services to the Company or to the Manager.

      7.  RELATIONS WITH COMPANY.

     Subject to and in accordance with the ________________ and Bylaws of the Company and of the Manager, respectively, it is understood that Directors, officers, agents, and shareholders of the Company are or may be interested in the Manager (or any successor thereof) as directors, officers, or otherwise, that directors, officers, agents, and shareholders of the Manager are or may be interested in the Company as Directors, officers, shareholders, or otherwise, that the Manager (or any such successor) is or may be interested in the Company as a shareholder or otherwise and that the effect of any such interests shall be governed by said __________________ and Bylaws.

      8.  LIABILITY OF MANAGER.

     Neither the Manager nor its officers, directors, employees, agents or controlling persons, or assigns shall be liable for any error of judgment or mistake of law or for any loss suffered by the Company or its shareholders in connection with the matters to which this Agreement relates; provided that no provision of this Agreement shall be deemed to protect the Manager against any liability to the Company or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement. Nor shall any provision hereof be deemed to protect any Director or officer of the Company against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of his duties or the reckless disregard of his obligations and duties. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

      9.  DURATION AND TERMINATION OF THIS AGREEMENT.

     (a) DURATION. This Agreement shall be executed on the first date upon which the Agreement shall have been approved by a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of any Existing Fund. This Agreement shall become effective with respect to any Existing Fund on the first day of the first month following the date upon which the Agreement shall have been approved by a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of such Existing Fund, and with respect to

                                                                 EXHIBIT A - 51
any additional Fund on the date set forth in the notice from the Manager in accordance with Paragraph 1(b) hereof that the Manager is willing to serve as Manager with respect to such Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect with respect to each Existing Fund through July 31, 2003, and, with respect to each additional Fund, through the first July 31 occurring more than twelve months after the date on which such Fund becomes a Fund hereunder, and shall continue in full force and effect for periods of one year thereafter with respect to each Fund so long as such continuance with respect to any such Fund is approved at least annually (a) by either the Directors of the Company or by vote of a majority of the outstanding voting shares (as defined in the 1940 Act) of such Fund, and (b) in either event by the vote of a majority of the Directors of the Company who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of any Fund shall be effective to continue this Agreement with respect to any such Fund notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Fund affected thereby, and (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Company, unless such approval shall be required by any other applicable law or otherwise.

     (b) TERMINATION. This Agreement may be terminated at any time, without payment of any penalty, by vote of the Directors of the Company or by vote of a majority of the outstanding shares (as defined in the 1940 Act), or by the Manager on sixty (60) days' written notice to the other party.

     (c) AUTOMATIC TERMINATION. This Agreement shall automatically terminate in the event of its assignment.

     10.  NAME OF COMPANY.

     It is understood that the name "USAA," and any logo associated with that name, is the valuable property of the United Services Automobile Association, and that the Company has the right to include "USAA" as a part of its name only so long as this Agreement shall continue and the Manager is a wholly owned subsidiary of the United Services Automobile Association. Upon termination of this Agreement the Company shall forthwith cease to use the "USAA" name and logo and shall submit to its shareholders an amendment to its Articles of Incorporation to change the Company's name.

     11.  PRIOR AGREEMENT SUPERSEDED.

     This Agreement supersedes any prior agreement relating to the subject matter hereof between the parties.

     12.  SERVICES NOT EXCLUSIVE.

     The services of the Manager to the Company hereunder are not to be deemed exclusive, and the Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

[NAME OF COMPANY]                               USAA INVESTMENT MANAGEMENT
                                                COMPANY




BY:  ___________________________                BY: ___________________________
     President                                      President

USAA FAMILY OF FUNDS - 52

                        SCHEDULE A TO ADVISORY AGREEMENT

                                LISTING OF FUNDS


   NAME OF FUND
   ------------

AGGRESSIVE GROWTH FUND
BALANCED STRATEGY FUND
CALIFORNIA BOND FUND
CALIFORNIA MONEY MARKET FUND
CAPITAL GROWTH FUND
CORNERSTONE STRATEGY FUND
EMERGING MARKETS FUND
FIRST START GROWTH FUND
FLORIDA TAX-FREE INCOME FUND
FLORIDA TAX-FREE MONEY MARKET FUND
GNMA TRUST
GOLD FUND
GROWTH FUND
GROWTH & INCOME FUND
GROWTH AND TAX STRATEGY FUND
GROWTH STRATEGY FUND
HIGH-YIELD OPPORTUNITIES FUND
INCOME FUND
INCOME STRATEGY FUND
INCOME STOCK FUND
INTERMEDIATE-TERM FUND
INTERMEDIATE-TERM BOND FUND
INTERNATIONAL FUND
LONG-TERM FUND
MONEY MARKET FUND
NEW YORK BOND FUND
NEW YORK MONEY MARKET FUND
SCIENCE & TECHNOLOGY FUND
SHORT-TERM FUND
SHORT-TERM BOND FUND
SMALL CAP STOCK FUND
TAX EXEMPT MONEY MARKET FUND
TREASURY MONEY MARKET TRUST
VIRGINIA BOND FUND
VIRGINIA MONEY MARKET FUND
WORLD GROWTH FUND

                                                                 EXHIBIT A - 53

                    SCHEDULE B TO ADVISORY AGREEMENT - FOR
                       FUNDS WITH PERFORMANCE ADJUSTMENTS

This Schedule B shall apply to each of the Funds identified on Schedule B-1 hereto (each, a "Fund").

     (a) GENERAL. The Company shall pay to the Manager, as compensation for the Manager's services and expenses assumed hereunder, a fee determined with respect to each Fund, which shall be composed of the Basic Fee (defined below) and a Performance Adjustment (defined below) to the Basic Fee based upon the investment performance of a class of shares of the Fund in relation to the investment record of a securities index determined by the Directors of the Company to be appropriate over the same period.

     (b) INDEX, CLASS, AND CHANGES THERETO. The Directors have initially designated for each Fund the index and class of shares of the Fund identified on Schedule B-1 as the index and class to be used for purposes of determining the Performance Adjustment (referred to herein as the "Index" and the "Class," respectively). From time to time, to the extent permitted by the 1940 Act, the Directors may, by a vote of the Directors of the Company voting in person, including a majority of the Directors who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such parties, determine (i) that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the Company;
and/or (ii) that a different class of shares of the Company representing interests in a Fund other than the Class is most appropriate for use in calculating the Performance Adjustment. After ten days' written notice to the Manager, a different index (the "Successor Index") may be substituted for the Index in prospectively calculating the Performance Adjustment, and/or a different class of shares (the "Successor Class") may be substituted in calculating the Performance Adjustment. However, the calculation of that portion of the Performance Adjustment attributable to any portion of the performance period prior to the adoption of the Successor Index will still be based upon the Fund's performance compared to the Index. The use of a Successor Class of shares for purposes of calculating the Performance Adjustment shall apply to the entire performance period so long as such Successor Class was outstanding at the beginning of such period. In the event that such Successor Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Period shall be calculated using the Class of shares previously designated.

     (c) BASIC FEE. The basic fee for a Fund (the "Basic Fee") for any period shall equal: (i) the Fund's average net assets during such period, multiplied by (ii) the annual rate identified for such Fund on Schedule B-1 hereto, multiplied by (iii) a fraction, the numerator of which is the number of calendar days in the payment period and the denominator of which is 365 (366 in leap years).

     (d) PERFORMANCE ADJUSTMENT. The amount of the performance adjustment (the "Performance Adjustment") shall equal: (i) the average net assets of the Fund over the Performance Period (as defined below), multiplied by (ii) the Adjustment Rate (as defined below), multiplied by (iii) a fraction, the numerator of which shall be the number of days in the last month of the Performance Period and the denominator of which shall be 365. The resulting dollar figure will be added to or subtracted from the Basic Fee depending on whether the Fund experienced better or worse performance than the Index.

     (e) ADJUSTMENT RATE. The adjustment rate (the "Adjustment Rate") shall be as set forth in Schedule B-2 for each Fund, PROVIDED, HOWEVER, that the Performance Adjustment may be further adjusted to the extent necessary to ensure that the total adjustment to the Basic Fee on an annualized basis does not exceed the maximum Performance Adjustment identified for such Fund in Schedule B-2.

     (f) PERFORMANCE PERIOD. The performance period (the "Performance Period") shall commence on the first day of the month next occurring after this Agreement becomes effective with respect to the Fund (the "Commencement Date"), PROVIDED, HOWEVER, that if this Agreement should become effective on the first day of a month with respect to a Fund, then the Commencement Date shall be the first day of such month. The Performance Period shall consist of the current month plus the preceding months through the Commencement Date until a period of 36 months is included in the Performance Period, PROVIDED, HOWEVER, that no

USAA FAMILY OF FUNDS - 54

Performance Adjustment shall be made with respect to any period that is less than 12 months. In months subsequent to a 36-month Performance Period having been reached, the Performance Period will be a rolling 36-month period consisting of the most recently completed month and the previous 35 months.

     (g) OVER/UNDER PERFORMANCE. In determining the applicable Adjustment Rate for any given Performance Period, the average annual performance of the Index for the period shall be subtracted from the average annual performance of the Fund (rounded to the nearest .01%) for the period.

     (h) MEASUREMENT CALCULATION. The Fund's investment performance will be measured by comparing the (i) opening net asset value of one share of the Class of the Fund on the first business day of the Performance Period with (ii) the closing net asset value of one share of the Class of the Fund as of the last business day of such period. In computing the investment performance of the Fund and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Fund, and all cash distributions of the companies or portfolios whose securities comprise the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rule under the Investment Advisers Act of 1940, as the same from time to time may be amended.

     (i) PAYMENT OF FEES. The Management Fee payable hereunder shall be computed daily and paid monthly in arrears.

     (j) AVERAGE NET ASSETS. The term "average net assets" of a Fund as used herein for any period shall mean the quotient produced by dividing (i) the sum of the net assets of the Fund, as determined in accordance with procedures established from time to time under the direction of the Board of Directors of the Company, for each calendar day of such period, by (ii) the number of such days.

     (k) TERMINATION. In the event this Agreement with respect to any Fund is terminated as of a date other than the last day of any month, the Basic Fee shall be computed on the basis of the period ending on the last day on which this Agreement is in effect for such Fund, subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. The amount of any Performance Adjustment to the Basic Fee will be computed on the basis of and applied to the average net assets over the Performance Period ending on the last day on which this Agreement is in effect for such Fund.

                                                                 EXHIBIT A - 55

                      SCHEDULE B-1 TO ADVISORY AGREEMENT -
                 LISTING OF FUNDS WITH PERFORMANCE ADJUSTMENT

                                                          Annual Basic Fee Rate
                                                           (As a Percentage of
Name of Fund                      Performance Index+       Average Net Assets)
------------                      ------------------      ---------------------

AGGRESSIVE GROWTH FUND                 MID-CAP GROWTH                      *
BALANCED STRATEGY FUND                   BALANCED                       .75%
CALIFORNIA BOND FUND                  CA MUNICIPAL DEBT                   **
CAPITAL GROWTH FUND                    MID-CAP GROWTH                   .85%
CORNERSTONE STRATEGY FUND         GLOBAL FLEXIBLE PORTFOLIO             .75%
EMERGING MARKETS FUND                  EMERGING MARKETS                1.00%
FIRST START GROWTH FUND                LARGE-CAP GROWTH                 .75%
FLORIDA TAX-FREE INCOME FUND          FL MUNICIPAL DEBT                   **
GNMA TRUST                                 GNMA                         .13%
GOLD FUND                              GOLD-ORIENTED                    .75%
GROWTH FUND                          LARGE-CAP GROWTH                   .75%
GROWTH & INCOME FUND                  LARGE-CAP CORE                    .60%
GROWTH AND TAX STRATEGY FUND             BALANCED                       .50%
GROWTH STRATEGY FUND                FLEXIBLE PORTFOLIO                  .75%
HIGH-YIELD OPPORTUNITIES FUND       HIGH CURRENT YIELD                  .50%
INCOME FUND                     CORPORATE DEBT FUNDS A RATED            .24%
INCOME STRATEGY FUND                   GENERAL BOND                     .50%
INCOME STOCK FUND                      EQUITY INCOME                    .50%
INTERMEDIATE-TERM FUND           INTERMEDIATE MUNICIPAL DEBT            .28%
INTERMEDIATE-TERM BOND FUND   INTERMEDIATE INVESTMENT GRADE DEBT         ***
INTERNATIONAL FUND                    INTERNATIONAL                     .75%
LONG-TERM FUND                     GENERAL MUNICIPAL DEBT               .28%
NEW YORK BOND FUND                   NY MUNICIPAL DEBT                    **
SCIENCE & TECHNOLOGY FUND           SCIENCE & TECHNOLOGY                .75%
SHORT-TERM FUND                     SHORT MUNICIPAL DEBT                .28%
SHORT-TERM BOND FUND             SHORT INVESTMENT GRADE DEBT            .24%
SMALL CAP STOCK FUND                   SMALL-CAP CORE                   .75%
VIRGINIA BOND FUND                   VA MUNICIPAL DEBT                    **
WORLD GROWTH FUND                         GLOBAL                        .75%

--------------------------------
    * The fee is computed at one-half of one percent (.50%) of the first $200 million of average net assets, two-fifths of one percent (.40%) for that portion of average net assets in excess of $200 million but not over $300 million, and one-third of one percent (.33%) for that portion of average net assets in excess of $300 million.

   ** The fee is computed at one-half of one percent (.50%) of the first $50 million of average net assets, two-fifths of one percent (.40%) for that portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (.30%) for that portion of average net assets over $100 million. In calculating the fee for the Fund, the average net assets of the California Bond Fund, the Florida Tax-Free Income Fund, the New York Bond Fund, and the Virginia Bond Fund are combined with the average net assets of the California Money Market Fund, Florida Tax-Free Money Market Fund, New York Money Market Fund, and Virginia Money Market Fund, respectively, and the fee is allocated pro rata based upon the average net assets of the two Funds.

  *** The fee is computed at one-half of one percent (.50%) of the first $50 million of average net assets, two-fifths of one percent (.40%) of that portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (.30%) of that portion of average net assets in excess of $100 million.

  +    Unless otherwise indicated, name refers to Lipper index.

USAA FAMILY OF FUNDS - 56

        SCHEDULE B-2 TO ADVISORY AGREEMENT - PERFORMANCE ADJUSTMENT RATE


      CALIFORNIA BOND FUND                      FLORIDA TAX-FREE INCOME FUND
           GNMA TRUST                           GROWTH AND TAX STRATEGY FUND
  HIGH-YIELD OPPORTUNITIES FUND                          INCOME FUND
       INCOME STRATEGY FUND                         INTERMEDIATE-TERM FUND
   INTERMEDIATE-TERM BOND FUND                         LONG-TERM FUND
        NEW YORK BOND FUND                             SHORT-TERM FUND
       SHORT-TERM BOND FUND                          VIRGINIA BOND FUND

 OVER/UNDER PERFORMANCE RELATIVE                 PERFORMANCE ADJUSTMENT RATE
   TO INDEX (IN BASIS POINTS)                 (IN BASIS POINTS AS A PERCENTAGE
                                                    OF AVERAGE NET ASSETS)

          +/- 20 to 50                                       +/- 4

          +/- 51 to 100                                      +/- 5

          +/- 101 and greater                                +/- 6

          ----------------------------------------------------------

       AGGRESSIVE GROWTH FUND                      BALANCED STRATEGY FUND
         CAPITAL GROWTH FUND                      CORNERSTONE STRATEGY FUND
        EMERGING MARKETS FUND                      FIRST START GROWTH FUND
             GOLD FUND                                   GROWTH FUND
         GROWTH & INCOME FUND                       GROWTH STRATEGY FUND
          INCOME STOCK FUND                           INTERNATIONAL FUND
      SCIENCE & TECHNOLOGY FUND                      SMALL CAP STOCK FUND
          WORLD GROWTH FUND

   OVER/UNDER PERFORMANCE RELATIVE               PERFORMANCE ADJUSTMENT RATE
       TO INDEX (IN BASIS POINTS)             (IN BASIS POINTS AS A PERCENTAGE
                                                   OF AVERAGE NET ASSETS)

          +/- 100 to 400                                      +/- 4

          +/- 401 to 700                                      +/- 5

         +/- 701 and greater                                  +/- 6

                                                                  EXHIBIT A- 57

                  SCHEDULE C TO ADVISORY AGREEMENT - FOR FUNDS
                         WITH NO PERFORMANCE ADJUSTMENT

This Schedule C shall apply to each of the Funds identified on Schedule C-1 hereto (each, a "Fund").

     (a) The Company shall pay to the Manager a fee for each Fund, calculated daily and payable monthly in arrears, computed as a percentage of the average net assets of the Fund for such month at the rate set forth in Schedule C-1 thereto.

     (b) The "average net assets" of the Fund for any month shall be equal to the quotient produced by dividing (i) the sum of the net assets of such Fund, determined in accordance with procedures established from time to time by or under the direction of the Board of Directors of the Company, for each calendar day of such month, by (ii) the number of such days.

USAA FAMILY OF FUNDS - 58

             SCHEDULE C-1 TO ADVISORY AGREEMENT - LISTING OF FUNDS
                                 AND FEE RATES


   NAME OF FUND                                    FEE RATE
   ------------                                    --------

CALIFORNIA MONEY MARKET FUND                          *
FLORIDA TAX-FREE MONEY MARKET FUND                    *
MONEY MARKET FUND                                   .24%
NEW YORK MONEY MARKET FUND                            *
TAX EXEMPT MONEY MARKET FUND                        .28%
TREASURY MONEY MARKET TRUST                         .13%
VIRGINIA MONEY MARKET FUND                            *

---------------------------

   * The fee is computed at one-half of one percent (.50%) of the first $50 million of average net assets, two-fifths of one percent (.40%) for that portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (.30%) for that portion of average net assets over $100 million. In calculating the fee for the Fund, the average net assets of the California Money Market Fund, the Florida Tax-Free Money Market Fund, the New York Money Market Fund, and the Virginia Money Market Fund are combined with the average net assets of the California Bond Fund, Florida Tax-Free Income Fund, New York Bond Fund, and Virginia Bond Fund, respectively, and the fee is allocated pro rata based upon the average net assets of the two Funds.

                                                                 EXHIBIT A - 59

             SCHEDULE D TO ADVISORY AGREEMENT- FOR FUNDS WITH FEE
                WAIVER AND EXPENSE REIMBURSEMENT RECOVERY PLANS

NAME OF FUND                        ENDING  DATE            PERCENTAGE OF ANA

HIGH-YIELD OPPORTUNITIES FUND       AUGUST 2, 2002                 .75%
INTERMEDIATE-TERM BOND FUND         AUGUST 2, 2002                 .65%


USAA FAMILY OF FUNDS - 60

                                   EXHIBIT B


                         DESCRIPTION OF LIPPER INDICES

BALANCED FUNDS -- The Lipper Balanced Fund Index tracks the total return performance of the 30 largest Funds within this category. This category includes funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

CALIFORNIA MUNICIPAL DEBT FUNDS -- The Lipper California Municipal Debt Fund Index tracks the total return performance of the 30 largest Funds within this category. This category includes funds that limit their assets to those securities that are exempt from taxation in the state of California.

CORPORATE DEBT FUNDS A RATED -- The Lipper Corporate Debt Funds A Rated Fund Index tracks the total return performance of the 30 largest Funds within this category. This category includes funds that invest at least 65% of their assets in corporate debt issues rated "A" or better or government issues.

EMERGING MARKETS FUNDS -- The Lipper Emerging Markets Fund Index tracks the total return performance of the 30 largest Funds within this category. This category includes funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures.

EQUITY INCOME FUNDS -- The Lipper Equity Income Fund Index tracks the total return performance of the 30 largest Funds within this category. This category includes funds that seek relatively high current income and growth of income through investing 60% or more of their portfolio in equities.

FLEXIBLE PORTFOLIO FUNDS -- The Lipper Flexible Portfolio Fund Index tracks the total return performance of the 30 largest Funds within this category. This category includes funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return.

FLORIDA MUNICIPAL DEBT FUNDS -- The Lipper Florida Municipal Debt Fund Index tracks the total return performance of the 10 largest Funds within this category. This category includes funds that limit their assets to those securities that are exempt from taxation in the state of Florida.

GENERAL BOND FUNDS -- The General Bond Fund Index tracks the total return performance of the 10 largest Funds within this category. This category includes funds that do not have any quality or maturity restrictions. Intend to keep bulk of assets in corporate and government debt issues.

GENERAL MUNICIPAL DEBT FUNDS -- The Lipper General Municipal Debt Fund Index tracks the total return performance of the 30 largest Funds within this category. This category includes funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings.

GLOBAL FUNDS -- The Lipper Global Fund Index tracks the total return performance of the 30 largest Funds within this category. This category includes funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well.

GLOBAL FLEXIBLE PORTFOLIO FUNDS -- The Lipper Global Flexible Portfolio Fund Index tracks the total return performance of the 30 largest Funds within this category. This category includes funds that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments with a focus on total return. At least 25% of its portfolio is invested in securities traded outside of the United States, including shares of gold mines, gold-oriented mining finance houses, gold coins, or bullion.

EXHIBIT B - 61

GNMA FUNDS -- The Lipper GNMA Fund Index tracks the total return performance of the 10 largest Funds within this category. This category includes funds that invest at least 65% of their assets in Government National Mortgage Association securities.

GOLD-ORIENTED FUNDS -- The Lipper Gold-Oriented Fund Index tracks the total return performance of the 10 largest Funds within this category. This category includes funds that invest at least 65% of their equity portfolio in shares of gold mines, gold-oriented mining finance houses, gold coins, or bullion.

HIGH CURRENT YIELD FUNDS -- The Lipper High Current Yield Fund Index tracks the total return performance of the 30 largest Funds within this category. This category includes funds that aim at high (relative) current yield from fixed income securities, has no quality or maturity restrictions, and tends to invest in lower grade debt issues.

INTERMEDIATE INVESTMENT GRADE DEBT FUNDS -- The Lipper Intermediate Investment Grade Debt Fund Index tracks the total return performance of the 30 largest Funds within this category. This category includes funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

INTERMEDIATE MUNICIPAL DEBT FUNDS -- The Lipper Intermediate Municipal Debt Fund Index tracks the total return performance of the 30 largest Funds within this category. This category includes funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

INTERNATIONAL FUNDS -- The Lipper International Fund Index tracks the total return performance of the 30 largest Funds within this category. This category includes funds that invest their assets in securities with primary trading markets outside of the United States.

LARGE-CAP CORE FUNDS -- The Lipper Large-Cap Core Fund Index tracks the total return performance of the 30 largest Funds within this category. This category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio, and three-year sales growth figure, compared to the S&P 500 Index.

LARGE-CAP GROWTH FUNDS -- The Lipper Large-Cap Growth Fund Index tracks the total return performance of the 30 largest Funds within this category. This category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Large-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales growth figure, compared to the S&P 500 Index.

MID-CAP GROWTH FUNDS -- The Lipper Mid-Cap Growth Fund Index tracks the total return performance of the 30 largest Funds within this category. This category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Mid-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales growth figure, compared to the S&P 400 Index.

NEW YORK MUNICIPAL DEBT FUNDS -- The Lipper New York Municipal Debt Fund Index tracks the total return performance of the 30 largest Funds within this category. This category includes funds that limit their assets to those securities that are exempt from taxation in New York State and New York City.

USAA FAMILY OF FUNDS - 62

SCIENCE & TECHNOLOGY FUNDS -- The Lipper Science & Technology Fund Index tracks the total return performance of the 30 largest Funds within this category. This category includes funds that invest 65% of their equity portfolio in science and technology stocks.

SHORT INVESTMENT GRADE DEBT FUNDS -- The Lipper Short Investment Grade Debt Fund Index tracks the total return performance of the 30 largest Funds within this category. This category includes funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of less than three years.

SHORT MUNICIPAL DEBT FUNDS -- The Lipper Short Municipal Debt Fund Index tracks the total return performance of the 10 largest Funds within this category. This category includes funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years.

SMALL-CAP CORE FUNDS -- The Lipper Small-Cap Core Fund Index tracks the total return performance of the 30 largest Funds within this category. This category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of S&P 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio, and three-year sales growth figure, compared to the S&P 600 Index.

VIRGINIA MUNICIPAL DEBT FUNDS -- The Lipper Virginia Municipal Debt Fund Index tracks the total return performance of the 10 largest Funds within this category. This category includes funds that limit their assets to those securities that are exempt from taxation in the Commonwealth of Virginia.

                                                                 EXHIBIT B - 63

                         FORM OF SUB-ADVISORY AGREEMENT

     AGREEMENT made as of the _____ day of ____________, 2001 (the "Effective Date"), between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the state of Delaware and having its principal place of business in San Antonio, Texas (the "Adviser") and DEUTSCHE ASSET MANAGEMENT, INC., a corporation organized under the laws of the state of Delaware and having its principal place of business in New York City, New York (the "Sub-Adviser").

     WHEREAS, the Adviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

     WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Advisers Act; and

     WHEREAS, USAA MUTUAL FUND, INC., a corporation organized under the laws of the state of Maryland (the "Company"), is an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Company is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

     WHEREAS, the Company has established one (1) separate series, the USAA S&P 500 Index Fund, such series together with all other series subsequently established by the Company with respect to which the Sub-Adviser renders investment advisory services pursuant to the terms of this Agreement, being herein referred to as the "Fund"; and

     WHEREAS, pursuant to an Advisory Agreement, dated as of ____________, between the Company and the Adviser (the "Advisory Agreement"), the Adviser is required to perform investment advisory services for the Fund.

     NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

      1.  APPOINTMENT OF SUB-ADVISER.

               (a) USAA S&P 500 INDEX FUND. The Adviser hereby employs the Sub-Adviser to provide investment advisory services to the USAA S&P 500 Index Fund for the period and on the terms herein set forth. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

               (b) ADDITIONAL FUNDS. In the event that the Company establishes one or more series of shares other than the USAA S&P 500 Index Fund with respect to which the Adviser desires to retain the Sub-Adviser to render investment advisory services hereunder, the Adviser shall so notify the Sub-Adviser in writing, indicating the advisory fee to be payable with respect to the additional series of shares. If the Sub-Adviser is willing to render such services on the terms provided for herein, it shall so notify the Adviser in writing, whereupon such series shall become a Fund hereunder.


      2.  DUTIES OF ADVISER AND SUB-ADVISER.

          (i) DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with true copies of each of the following:

               (a) The Company's Articles of Incorporation, as filed with the Department of Assessments and Taxation of the state of Maryland and
          all   amendments   and   supplements

USAA FAMILY OF FUNDS - 64
          thereto (such Articles of Incorporation, as presently in effect and as it shall from time to time be amended or supplemented, is herein called the "Declaration");

               (b) The Company's Bylaws and amendments and supplements thereto (such Bylaws, as presently in effect and as it shall from time to time be amended and supplemented, is herein called the "Bylaws");

               (c) Resolutions of the Company's Board of Directors authorizing the appointment of the Adviser and Sub-Adviser and approving the Advisory Agreement and this Agreement and copies of the written consent in lieu of initial meeting of sole shareholder of the Fund;

               (d) The most recent amendment to the Company's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act (File Nos. 2-49560 and 811-2429)
          as filed with the Securities and Exchange Commission (the "Commission") on April 30, 2001, and

               (e) The current prospectus and Statement of Additional Information (collectively, such prospectus and Statement of Additional Information, as in effect from time to time and all amendments and supplements thereto, are herein called the "Prospectus") of each Fund;

               The Adviser will furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to items (a), (b), (c),
          (d), and (e). (ii) The Sub-Adviser, at its own expense, shall furnish the following services to the Company:

               (a) INVESTMENT PROGRAM. The Sub-Adviser is hereby authorized and directed and hereby agrees, subject to the overall supervision of the Adviser and the Board of Directors of the Company, to (i) develop and furnish continuously an investment program and strategy for the Fund,
          (ii) provide index information and analysis relative to the investment program and investments of the Fund, (iii) determine what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held in cash or cash equivalents, and (iv) purchase and sell portfolio securities on behalf of the Company with respect to each Fund. The Sub-Adviser shall perform these duties in conformity with (1) the stated investment objectives, policies and restrictions of the Fund as set forth in the Company's effective Registration Statement, (2) any additional policies or guidelines established by the Adviser or Board of Directors of the Company that have been furnished in writing to the Sub-Adviser, (3) the provisions of the Internal Revenue Code of 1986, as amended (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code), as from time to time in effect, and (4) applicable provisions of law, including without limitation all applicable provisions of the 1940 Act and the rules and regulations thereunder. The Adviser shall provide the Sub-Adviser with prior written notice of any material change to the Company's Registration Statement that would affect the Sub-Adviser's management of the Fund. In accordance with paragraph 2(ii)(b), the Sub-Adviser shall arrange for the execution of all orders for the purchase and sale of securities and other investments for the Fund's account and will exercise full discretion and act for the Company in the same manner and with the same force and effect as the Company might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions. The Sub-Adviser will make its officers and employees available to meet with the Adviser's officers and directors on due notice at reasonable times to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions.

               In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and except as expressly provided for herein or otherwise expressly

EXHIBIT C - 65
          provided or authorized shall have no authority to act for or represent any Fund or the Company in any way or otherwise be deemed to be an agent of any Fund, the Company or of the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of a Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Company or any Fund.

               (b) PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the Fund's assets, the Sub-Adviser, acting by its own officers, directors or employees or by a duly authorized subcontractor, is authorized to select the broker or dealers that will execute purchase and sale transactions for the Company of behalf of the Fund.

               In executing portfolio transactions and selecting brokers or dealers, if any, the Sub-Adviser will use its best efforts to seek on behalf of a Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including (without limitation) the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, the quality of research provided and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis.

               The Sub-Adviser may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Company as may be in effect from time to time, the Sub-Adviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous. The Sub-Adviser also may cause the Fund to enter into other types of investment transactions (e.g., a long position on a particular securities index) at the same time it is causing other client accounts to take opposite economic positions (e.g., a short position on the same index).

               On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, and in compliance with such procedures of the Company as may be in effect from time to time, may aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the subject Fund and to such clients.

               The Sub-Adviser will advise the Fund's custodian or such depository or agents as may be designated by the custodian and the Adviser promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Fund's custodian may need to settle a security's purchase or sale. The Sub-Adviser shall not have possession or custody of any Fund investments. The Company shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon the Sub-Adviser giving proper instructions to the custodian, the Sub-Adviser shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

     Notwithstanding the foregoing, the Sub-Adviser agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with the Adviser. The Sub-Adviser shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker or dealer on behalf of the Fund, unless and until the written approval of the Adviser to do so is obtained.

USAA FAMILY OF FUNDS - 66

     In addition, the Sub-Adviser agrees that it shall not direct portfolio transactions for the Fund through any broker or dealer that is an "affiliated person" of the Sub-Adviser (as that term is defined in the Act or interpreted under applicable rules and regulations of the Commission) without the prior written approval of the Adviser except as permitted under the 1940 Act. Consistent with applicable law and the Sub-Adviser's procedures, the Sub-Adviser may direct portfolio transactions on behalf of the Fund to any broker/dealer in recognition of sales of shares of any investment company or receipt of research or other service without prior written approval of the Adviser. The Adviser agrees that it will provide the Sub-Adviser with a list of brokers and dealers that are "affiliated persons" of the Fund.

               (c) REPORTS. The Sub-Adviser shall render to the Board of Directors of the Company such periodic and special reports as the Board of Directors may reasonably request with respect to matters relating to the duties of the Sub-Adviser set forth herein.

      3.  SUB-ADVISORY FEE.

     For the services to be provided by the Sub-Adviser as provided in Paragraph 2 hereof, the Adviser shall pay to the Sub-Adviser an annual fee as set forth on Schedule A to this Agreement.

     In the case of commencement or termination of this Agreement with respect to any Fund during any calendar month, the fee with respect to such Fund for that month shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed based upon the average daily net assets of such Fund for the days during which it is in effect.

      4.  EXPENSES.

     During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in the performance of its duties hereunder, other than those expenses specifically assumed by the Company hereunder. The Company shall assume and shall pay (i) all expenses, fees, and taxes chargeable to the Company in connection with securities transactions to which any Fund is a party; (ii) all interest on borrowed money, if any; (iii) all brokers' and underwriting commissions chargeable to the Company in connection with the securities transactions to which any Fund is a party; and (iv) all transaction costs and fees payable in connection with any securities lending program.

      5.  COMPLIANCE WITH APPLICABLE REGULATIONS.

     In performing its duties hereunder, the Sub-Adviser

          (i) shall establish compliance procedures reasonably calculated to ensure compliance at all times with: all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder; Subchapter M of the Code; the provisions of the
          Registration Statement; the provisions of the Declaration and the Bylaws of the Company, as the same may be amended from time to time; and any other applicable provisions of state, federal or foreign law.

          (ii) acknowledges that it has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that the Sub-Adviser and certain of its employees, officers and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish, and shall cause its employees, officers and directors to furnish, to the Adviser and/or to the Company, all reports and information required to be provided under such code of ethics with respect to such persons.

          (iii) agrees that it will maintain for the Company all and only such records as required under Rules 31a-1 and 31a-2 under the 1940 Act in respect to its services hereunder and that such records are also the property of the Company and further agrees to surrender promptly to the Company a copy of any such records upon the Company's request, all in accordance with Rule 31a-3 under the 1940 Act.

EXHIBIT C - 67

      6.  LIABILITY OF SUB-ADVISER; INDEMNIFICATION

     Neither the Sub-Adviser nor the officers, directors, employees, agents, or legal representatives (collectively, "Related Persons") of the Sub-Adviser shall be liable for any error of judgment or mistake of law, or for any loss suffered by any Fund or its shareholders in connection with the matters to which this Agreement relates; provided that, except as set forth in the succeeding paragraph, no provision of this Agreement shall be deemed to protect the Sub-Adviser or its Related Persons against any liability to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence or the reckless disregard of the Sub- Adviser's obligations and duties (each of which is hereby referred to as a "Culpable Act") under this Agreement.

     Neither the Sub-Adviser nor its Related Persons shall be liable for any error of judgment or mistake of law, or for any loss suffered by the Adviser or its Related Persons in connection with the matters to which this Agreement relates; provided that this provision shall not be deemed to protect the Sub-Adviser or its Related Persons against any liability to which it might otherwise be subject by reason of any Culpable Act by the Sub-Adviser or its Related Persons.

     Neither the Sub-Adviser and its Related Persons nor the Adviser and its Related Persons shall be liable for delays or errors by reason of circumstances beyond their control, including, but not limited to, acts of civil or military authority, national emergencies, labor difficulties, suspensions of trading, fire, mechanical breakdown, flood or catastrophe, "Acts of God," insurrection, war, riots or failure of communication or power supply; PROVIDED, HOWEVER, that the Sub-Adviser and its Related Persons or the Adviser and its Related Persons, as the case may be, have acted reasonably in preventing the occurrence of such events and eliminating the continuation of such events; PROVIDED further that neither the Adviser and its Related Persons nor the Sub-Adviser and its Related Persons, as the case may be, shall be liable for any consequential damages related thereto.

     The Adviser shall indemnify the Sub-Adviser and its Related Persons and hold them harmless from and against any and all actions, suits or claims whether groundless or meritorious, and from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities (collectively, "Damages") arising directly or indirectly out of or in connection with the performance of services by the Sub-Adviser or its Related Persons hereunder to the extent such Damages result from any willful misfeasance, bad faith or negligence or the reckless disregard of the Adviser's obligation and duties under this agreement. The Sub-Adviser shall indemnify the Adviser and its Related Persons from and against any Damages arising directly or indirectly out of or in connection with the performance of services by the Adviser or its Related Persons under this Agreement or the Advisory Agreement, in each case, to the extent such Damages result from any Culpable Act of the Sub-Adviser or any of its Related Persons.

      7.  REPRESENTATIONS AND WARRANTIES.

          (a) ADVISER. The Adviser represents and warrants to the Sub-Adviser that (i) the retention of the Sub-Adviser by the Adviser as contemplated by this Agreement is authorized by the respective governing documents of the Company and the Adviser; (ii) the execution, delivery and performance of each of this Agreement and the Advisory Agreement does not violate any obligation by which the Company or the Adviser or their respective property is bound, whether arising by contract, operation of law or otherwise; and (iii) each of this Agreement and the Advisory Agreement has been duly authorized by appropriate action of the Company and the Adviser and when executed and delivered by the Adviser will be the legal, valid and binding obligation of the Company and the Adviser, enforceable against the Company and Adviser in accordance with its terms hereof subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); and (iv) the Adviser is registered as an investment adviser under the Advisers Act.

          (b)  SUB-ADVISER.  The  Sub-Adviser  represents  and  warrants to the
Adviser that (i) the retention of the Sub-Adviser by the Adviser as contemplated by this Agreement is authorized by the Sub-Adviser's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Sub-Adviser or its property is bound, whether arising by contract, operation of law or otherwise; and (iii) this Agreement has been duly authorized by appropriate action of the Sub-Adviser

USAA FAMILY OF FUNDS - 68
and when executed and delivered by the Sub-Adviser will be the legal, valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with its terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); and (iv) the Sub-Adviser is either registered as an investment adviser under the Advisers Act, or is not required to so register under applicable law.

      8.  DURATION AND TERMINATION OF THIS AGREEMENT.

          (a) DURATION. This Agreement shall become effective with respect to the USAA S&P 500 Index Fund on the Effective Date and, with respect to any additional Fund, on the date of receipt by the Adviser of notice from the Sub-Adviser in accordance with Paragraph 1(b) hereof that the Sub-Adviser is willing to serve as Sub-Adviser with respect to such Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the date hereof with respect to the USAA S&P 500 Index Fund and, with respect to each additional Fund, for two years from the date on which such Fund becomes a Fund hereunder. Subsequent to such initial periods of effectiveness, this Agreement shall continue in full force and effect for periods of one year thereafter with respect to the Fund so long as such continuance with respect to any such Fund is approved at least annually (a) by either the Directors of the Company or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund, and (b) in either event, by the vote of a majority of the Directors of the Company who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

          (b) AMENDMENT. This Agreement may be amended by agreement of the parties, provided that the amendment shall be approved by the vote of a majority of each of the Directors of the Company and the Directors of the Company who are not parties to this Agreement or interested persons of any such party to this Agreement, in each case at a meeting called for that purpose.

          (c) TERMINATION. This Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, (i) by vote of the Directors of the Company or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, (ii) by the Adviser, or (iii) by the Sub-Adviser, in each case on sixty (60) days' prior written notice to the other party. Upon the effective date of termination of this Agreement, the Sub-Adviser shall deliver all books and records of the Company or any Fund held by it (i) to such entity as the Company may designate as a successor sub-adviser, or (ii) to the Adviser.

          (d) AUTOMATIC TERMINATION. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined in the 1940
Act).

          (e) APPROVAL, AMENDMENT, OR TERMINATION BY INDIVIDUAL FUND. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Company, unless such action shall be required by any applicable law or otherwise.

      9.  SERVICES NOT  EXCLUSIVE.

     The services of the Sub-Adviser to the Adviser in connection with the Fund hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by the Sub-Adviser to assist in the performance of its duties hereunder will not devote their full time to such services and nothing hereunder contained shall be deemed to limit or restrict in any manner whatsoever the right of the Sub-Adviser to engage in or devote time and attention to other businesses or to render services of whatever kind or nature.

EXHIBIT C - 69

     10.  ADDITIONAL AGREEMENTS

          (a) ACCESS TO INFORMATION. The Sub-Adviser shall, upon reasonable notice, afford the Adviser at all reasonable times access to Sub-Adviser's officers, employees, agents and offices and to all its relevant books and records and shall furnish the Adviser with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate the Sub-Adviser to provide the Adviser with access to the books and records of the Sub-Adviser relating to any other funds other than the Fund.

          (b) CONFIDENTIALITY. Each party agrees that it shall hold in strict confidence all data and information obtained from another party hereto (unless such information is or becomes readily ascertainable from public or published information or trade sources) and shall ensure that its officers, employees and authorized representatives do not disclose such information to others without the prior written consent of the party from whom it was obtained, unless such disclosure is required by the Commission, other regulatory body with applicable jurisdiction, or the Fund's auditors, or in the opinion of its counsel, law, and then only with as much prior written notice to the other party as is practical under the circumstances.

          (c) PUBLIC ANNOUNCEMENTS. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be reasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances.

          (d)NOTIFICATIONS. The Sub-Adviser agrees that it will promptly notify the Adviser and the Company in the event that the Sub-Adviser or any of its affiliates: (i) becomes subject to a statutory or regulatory disqualification that prevents the Sub-Adviser from serving as investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction.

          (e) INSURANCE. The Sub-Adviser agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of the Sub-Adviser's business activities.

          (f) SHAREHOLDER MEETING EXPENSES. In the event that the Company shall be required to call a meeting of shareholders solely due to actions involving the Sub-Adviser, including, without limitation, a change of control of the Sub-Adviser, the Sub-Adviser shall bear all reasonable expenses associated with such shareholder meeting.

     11.  MISCELLANEOUS.

          (a) NOTICES. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:


          The Adviser:         USAA Investment  Management Company
                               10750 Robert F. McDermott Freeway, BK-B-04-S
                               San Antonio, Texas 78288
                               Facsimile No.: (210) 498-4022
                               Attention: Securities Counsel & Compliance Dept.

          Sub-Adviser:         Deutsche Asset Management, Inc.
                               130 Liberty Street, NYCO2-3100
                               New York, New York 10006
                               Facsimile No.:  (212) 250-2154
                               Attention: Legal Department - William G. Butterly

USAA FAMILY OF FUNDS - 70

          (b) SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

          (c)SUCCESSORS AND ASSIGNMENTS. Each and all of the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and, except as otherwise specifically provided in this Agreement, their respective successors and assigns. Notwithstanding the foregoing, no party shall make any assignment of this Agreement or any rights or obligations hereunder without the written consent of all other parties. As used herein, the term "assignment" shall have the meaning ascribed thereto in the 1940 Act.

          (d) APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with and governed by the laws of the state of Delaware without giving effect to the choice of law or conflicts of law provisions thereof.

          (e) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (f) EXPENSES. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

          (g) HEADINGS. The headings and captions contained in this Agreement are for reference only and shall not affect in any way the meaning or interpretation of this Agreement.

          (h) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

          IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of the date first set forth above.

                                             USAA INVESTMENT MANAGEMENT COMPANY


                                             By: ______________________________
                                                Name:  Christopher W. Claus
                                                Title: President


                                             DEUTSCHE ASSET MANAGEMENT, INC.


                                             By: ______________________________
                                                 Name:
                                                 Title:

         Acknowledged and agreed:
                                             USAA MUTUAL FUND, INC.


                                             By:_______________________________
                                                Name:  David G. Peebles
                                                Title: Vice President

EXHIBIT C - 71

                                   SCHEDULE A
                                   -----------

                               SUB-ADVISORY FEES

USAA S&P 500 INDEX FUND:

     The Adviser shall pay to the Sub-Adviser a fee calculated daily and payable monthly in arrears at the annual rate of .02 of 1% per annum for average net assets up to $2.5 billion; .01 of 1% per annum for the next $1.5 billion average net assets; and .005 of 1% per annum of the amount by which the average net assets of the USAA S&P 500 Index Fund exceed $4 billion.

     The "average net assets" of the Fund for any month shall be equal to the quotient produced by dividing (i) the sum of the net assets of such Fund, determined in accordance with procedures established from time to time by or under the direction of the Board of Directors of the Company, for each calendar day of such month, by (ii) the number of such days.

USAA FAMILY OF FUDNS - 72

USAA                    WE KNOW WHAT IT MEANS TO SERVE.(R)
EAGLE         ----------------------------------------------------
LOGO          INSURANCE *  BANKING * INVESTMENTS * MEMBER SERVICES

                                                                       RECYCLED
                                                                     PAPER LOGO

                                26856-0501 (C) 2001, USAA. All rights reserved.

[CARD #1
THIS CARD IS FOR THE GOLD FUND]

[USAA]    USAA
[EAGLE]   FAMILY
[LOGO]    OF FUNDS

P.O. BOX 47110
SAN ANTONIO, TX 78265-8110


                                      FUND NAME HERE

                              PROXY FOR THE SHAREHOLDER MEETING
                            2 P.M., Central Time, on July 20, 2001

          All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the applicable proposals.

          Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporation officer, please give your FULL title.

          THIS PROXY IS SOLICITED ON BEHALF OF THE FUNDS' BOARD OF DIRECTORS.


                    NOTE: IF YOU VOTE BY PHONE OR INTERNET,
                     PLEASE DO NOT RETURN YOUR PROXY CARD.

                       -----------------------------------
                         YOUR CONTROL NUMBER FOR THIS
                         PROXY CARD IS INDICATED BELOW
                       -----------------------------------
                                   [ARROWS]


           VOTE BY TELEPHONE OR INTERNET
           24 hours a day, 7 days a week
------------------         --------------------------------
                           *Dail the toll-free number
TELEPHONE          [ARROW] *Enter the CONTROL NUMBER
1-800-690-6903              indicated to the right
                           *Follow the voice instructions
------------------         --------------------------------

------------------         --------------------------------
                           *Log on to the voting site
INTERNET                   *Enter the CONTROL NUMBER
www.proxyvote.com  [ARROW]  indicated to the right
                           *Follow the screen instructions
------------------         --------------------------------


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                               USAA01        KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
                                            DETACH AND RETURN THIS PORTION ONLY

             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
===============================================================================
FUND NAME HERE

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR THE PROPOSALS.

VOTE ON DIRECTORS

1. Election of Messrs.     FOR  WITHHOLD  FOR ALL   To withhold authority to
01) Davis                  ALL    ALL     EXCEPT    vote, mark "For All Except"
02) Claus,                  __     __        __     and the write the nominee's
03) Peebles,                                        number on the line below.
04) Reimherr,                                       __________________________
05) Zucker,
06) Mrs. Dreeben,
07) Dr. Mason, and
08) Dr. Starks
to the Board of Directors.

VOTE ON PROPOSALS                           FOR

IF YOU WOULD LIKE TO VOTE "FOR" ALL THE     ___
APPLICABLE PROPOSALS BELOW, PLEASE MARK
BOX TO THE RIGHT.


2. To approve the amendment or elimination of certain investment restrictions regarding the following:

                                                FOR      AGAINST      ABSTAIN

2A. investing in a single issuer                __          __          __

2B. purchasing securities of other
    investment companies                        __          __          __

2C. issuing senior securities                   __          __          __

2D. purchasing or selling commodities           __          __          __

2E. purchasing or selling real estate           __          __          __

3.  To approve a change in the Gold
    Fund's concentration policy.                __          __          __

4.  To approve a new advisory agreement with
    USAA Investment Management Company.         __          __          __

5.  NOT APPLICABLE TO THIS FUND


               By my signature below, I appoint Christopher W. Claus, David G. Peebles, and Richard A. Zucker as my attorneys to vote, as specified above, all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held on July 20, 2001, at 2 p.m. CT, at the McDermott Auditorium in the USAA building, 9800 Fredericksburg Road, San Antonio, Texas 78288, and at any adjournments thereof. Any one of more of my attorneys above may appoint substitutes to vote my shares on their behalf. A majority of my attorneys, or their substitutes, may exercise all powers, except that if only one votes and acts, then that one may act alone. I also instruct my attorneys to vote any other matters that arise at the meeting in accordance with their best judgment. I revoke previous proxies that I have executed and acknowledge receipt of the Fund's Notice of Special Meeting and proxy statement.


_______________________________________           _____________________________
SIGNATURE [PLEASE SIGN WITHIN BOX] DATE           SIGNATURE (JOINT OWNERS) DATE
===============================================================================

[CARD #2
THIS CARD IS FOR THE AGGRESSIVE GROWTH FUND, INCOME STOCK FUND, CORNERSTONE STRATEGY FUND, GROWTH & INCOME FUND, GROWTH AND TAX STRATEGY FUND, GROWTH FUND, INCOME FUND, INTERNATIONAL FUND, MONEY MARKET FUND, SHORT-TERM BOND FUND, AND WORLD GROWTH FUND]

[USAA]    USAA
[EAGLE]   FAMILY
[LOGO]    OF FUNDS

P.O. BOX 47110
SAN ANTONIO, TX 78265-8110


                                    FUND NAME HERE

                           PROXY FOR THE SHAREHOLDER MEETING
                        2 P.M., Central Time, on July 20, 2001

          All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the applicable proposals.

          Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporation officer, please give your FULL title.

          THIS PROXY IS SOLICITED ON BEHALF OF THE FUNDS' BOARD OF DIRECTORS


                    NOTE: IF YOU VOTE BY PHONE OR INTERNET,
                     PLEASE DO NOT RETURN YOUR PROXY CARD.

                       -----------------------------------
                         YOUR CONTROL NUMBER FOR THIS
                         PROXY CARD IS INDICATED BELOW
                       -----------------------------------
                                   [ARROWS]


           VOTE BY TELEPHONE OR INTERNET
           24 hours a day, 7 days a week
------------------         --------------------------------
                           *Dail the toll-free number
TELEPHONE          [ARROW] *Enter the CONTROL NUMBER
1-800-690-6903              indicated to the right
                           *Follow the voice instructions
------------------         --------------------------------

------------------         --------------------------------
                           *Log on to the voting site
INTERNET                   *Enter the CONTROL NUMBER
www.proxyvote.com  [ARROW]  indicated to the right
                           *Follow the screen instructions
------------------         --------------------------------


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                               USAA02        KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
                                            DETACH AND RETURN THIS PORTION ONLY

             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
===============================================================================
FUND NAME HERE

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR THE PROPOSALS.

VOTE ON DIRECTORS

1.  Election of Messrs.    FOR  WITHHOLD  FOR ALL   To withhold authority to
    01) Davis              ALL    ALL     EXCEPT    vote, mark "For All Except"
    02) Claus,             __     __        __      and the write the nominee's
    03) Peebles,                                    number on the line below.
    04) Reimherr,                                   __________________________
    05) Zucker,
    06) Mrs. Dreeben,
    07) Dr. Mason, and
    08) Dr. Starks to the
    Board of Directors.

VOTE ON PROPOSALS                           FOR

IF YOU WOULD LIKE TO VOTE "FOR" ALL         ___
APPLICABLE PROPOSALS BELOW, PLEASE
MARK BOX TO THE RIGHT.


2. To approve the amendment or elimination of certain investment restrictions regarding the following:

                                                FOR      AGAINST      ABSTAIN

2A. investing in a single issuer                __          __          __

2B. purchasing securities of other
    investment companies                        __          __          __

2C. issuing senior securities                   __          __          __

2D. purchasing or selling commodities           __          __          __

2E. purchasing or selling real estate           __          __          __

3.  NOT APPLICABLE TO THIS FUND

4.  To approve a new advisory agreement
    with USAA Investment Management             __          __          __
    Company


5.  NOT APPLICABLE TO THIS FUND

               By my signature below, I appoint Christopher W. Claus, David G. Peebles, and Richard A. Zucker as my attorneys to vote, as specified above, all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held on July 20, 2001, at 2 p.m. CT, at the McDermott Auditorium in the USAA building, 9800 Fredericksburg Road, San Antonio, Texas 78288, and at any adjournments thereof. Any one of more of my attorneys above may appoint substitutes to vote my shares on their behalf. A majority of my attorneys, or their substitutes, may exercise all powers, except that if only one votes and acts, then that one may act alone. I also instruct my attorneys to vote any other matters that arise at the meeting in accordance with their best judgment. I revoke previous proxies that I have executed and acknowledge receipt of the Fund's Notice of Special Meeting and proxy statement.


_______________________________________           _____________________________
SIGNATURE [PLEASE SIGN WITHIN BOX] DATE           SIGNATURE (JOINT OWNERS) DATE
===============================================================================

[CARD #3
THIS CARD IS FOR THE CALIFORNIA BOND FUND, CALIFORNIA MONEY MARKET FUND, INTERMEIDATE-TERM FUND, LONG-TERM FUND, NEW YORK BOND FUND, NEW YORK MONEY MARKET FUND, SHORT-TERM FUND, TAX EXEMPT MONEY MARKET FUND, VIRGINIA BOND FUND, AND VIRGINIA MONEY MARKET FUND]

[USAA]    USAA
[EAGLE]   FAMILY
[LOGO]    OF FUNDS

P.O. BOX 47110
SAN ANTONIO, TX 78265-8110


                                       FUND NAME HERE


                              PROXY FOR THE SHAREHOLDER MEETING
                           2 P.M., Central  Time, on July 20, 2001

          All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the applicable proposals.

          Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporation officer, please give your FULL title.

          THIS  PROXY IS SOLICITED ON BEHALF OF THE FUNDS' BOARD OF  DIRECTORS.


                    NOTE: IF YOU VOTE BY PHONE OR INTERNET,
                     PLEASE DO NOT RETURN YOUR PROXY CARD.

                       -----------------------------------
                         YOUR CONTROL NUMBER FOR THIS
                         PROXY CARD IS INDICATED BELOW
                       -----------------------------------
                                   [ARROWS]


           VOTE BY TELEPHONE OR INTERNET
           24 hours a day, 7 days a week
------------------         --------------------------------
                           *Dail the toll-free number
TELEPHONE          [ARROW] *Enter the CONTROL NUMBER
1-800-690-6903              indicated to the right
                           *Follow the voice instructions
------------------         --------------------------------

------------------         --------------------------------
                           *Log on to the voting site
INTERNET                   *Enter the CONTROL NUMBER
www.proxyvote.com  [ARROW]  indicated to the right
                           *Follow the screen instructions
------------------         --------------------------------


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                               USAA03        KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
                                            DETACH AND RETURN THIS PORTION ONLY

             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
===============================================================================
FUND NAME HERE

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR THE PROPOSALS.

VOTE ON DIRECTORS

1.  Election of Messrs.    FOR  WITHHOLD  FOR ALL   To withhold authority to
    01) Davis              ALL    ALL     EXCEPT    vote, mark "For All Except"
    02) Claus,             __     __        __      and the write the nominee's
    03) Peebles,                                    number on the line below.
    04) Reimherr,                                   __________________________
    05) Zucker,
    06) Mrs. Dreeben,
    07) Dr. Mason, and
    08) Dr. Starks to the
    Board of Directors.

VOTE ON PROPOSALS                           FOR

IF YOU WOULD LIKE TO VOTE "FOR" ALL         ___
THE APPLICABLE PROPOSALS BELOW, PLEASE
MARK BOX TO THE RIGHT.


2. To approve the amendment or elimination of certain investment restrictions regarding the following:

                                                FOR      AGAINST      ABSTAIN

2A. investing in a single issuer                __          __          __

2B. purchasing securities of other
    investment companies                        __          __          __

2C. issuing senior securities                   __          __          __

2D. purchasing or selling commodities           __          __          __

2E. NOT APPLICABLE TO THIS FUND

3.  NOT APPLICABLE TO THIS FUND

4.  To approve a new advisory agreement
    with USAA Investment Management             __          __          __
    Company

5.  NOT APPLICABLE TO THIS FUND


               By my signature below, I appoint Christopher W. Claus, David G. Peebles, and Richard A. Zucker as my attorneys to vote, as specified above, all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held on July 20, 2001, at 2 p.m. CT, at the McDermott Auditorium in the USAA building, 9800 Fredericksburg Road, San Antonio, Texas 78288, and at any adjournments thereof. Any one of more of my attorneys above may appoint substitutes to vote my shares on their behalf. A majority of my attorneys, or their substitutes, may exercise all powers, except that if only one votes and acts, then that one may act alone. I also instruct my attorneys to vote any other matters that arise at the meeting in accordance with their best judgment. I revoke previous proxies that I have executed and acknowledge receipt of the Fund's Notice of Special Meeting and proxy statement.


_______________________________________           _____________________________
SIGNATURE [PLEASE SIGN WITHIN BOX] DATE           SIGNATURE (JOINT OWNERS) DATE
===============================================================================

[CARD #5
THIS CARD IS FOR THE GROWTH STRATEGY FUND, BALANCED STRATEGY FUND, CAPITAL GROWTH FUND, EMERGING MARKETS FUND, FLORIDA TAX-FREE INCOME FUND, FLORIDA TAX-FREE MONEY MARKET FUND, HIGH-YIELD OPPORTUNITIES FUND, INTERMEDIATE-TERM BOND FUND, SCIENCE & TECHNOLOGY FUND, SMALL CAP STOCK FUND, AND INCOME STRATEGY FUND]

[USAA]    USAA
[EAGLE]   FAMILY
[LOGO]    OF FUNDS

P.O. BOX 47110
SAN ANTONIO, TX 78265-8110


                                       FUND NAME HERE

                              PROXY FOR THE SHAREHOLDER MEETING
                           2 P.M., Central Time, on July 20, 2001


          All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the applicable proposals.

          Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporation officer, please give your FULL title.

          THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF DIRECTORS.


                    NOTE: IF YOU VOTE BY PHONE OR INTERNET,
                     PLEASE DO NOT RETURN YOUR PROXY CARD.

                       -----------------------------------
                         YOUR CONTROL NUMBER FOR THIS
                         PROXY CARD IS INDICATED BELOW
                       -----------------------------------
                                   [ARROWS]


           VOTE BY TELEPHONE OR INTERNET
           24 hours a day, 7 days a week
------------------         --------------------------------
                           *Dail the toll-free number
TELEPHONE          [ARROW] *Enter the CONTROL NUMBER
1-800-690-6903              indicated to the right
                           *Follow the voice instructions
------------------         --------------------------------

------------------         --------------------------------
                           *Log on to the voting site
INTERNET                   *Enter the CONTROL NUMBER
www.proxyvote.com  [ARROW]  indicated to the right
                           *Follow the screen instructions
------------------         --------------------------------


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                               USAA05        KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
                                            DETACH AND RETURN THIS PORTION ONLY

             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
===============================================================================
FUND NAME HERE

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR THE PROPOSALS

VOTE ON DIRECTORS

1.  Election of Messrs.    FOR  WITHHOLD  FOR ALL   To withhold authority to
    01) Davis              ALL    ALL     EXCEPT    vote, mark "For All Except"
    02) Claus,             __     __        __      and the write the nominee's
    03) Peebles,                                    number on the line below.
    04) Reimherr,                                   __________________________
    05) Zucker,
    06) Mrs. Dreeben,
    07) Dr. Mason, and
    08) Dr. Starks to the
    Board of Directors.

VOTE ON PROPOSALS                           FOR

IF YOU WOULD LIKE TO VOTE "FOR" ALL THE     ___
APPLICABLE PROPOSALS BELOW, PLEASE MARK
BOX TO THE RIGHT.


2. To approve the amendment or elimination of certain investment restrictions regarding the following:

                                                FOR      AGAINST      ABSTAIN

2A. investing in a single issuer                __          __          __

2B. NOT APPLICABLE TO THIS FUND

2C. NOT APPLICABLE TO THIS FUND

2D. NOT APPLICABLE TO THIS FUND

2E. NOT APPLICABLE TO THIS FUND

3.  NOT APPLICABLE TO THIS FUND

4.  To approve a new advisory agreement
    with USAA Investment Management             ___         ___         ___

5.  NOT APPLICABLE TO THIS FUND


               By my signature below, I appoint Christopher W. Claus, David G. Peebles, and Richard A. Zucker as my attorneys to vote, as specified above, all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held on July 20, 2001, at 2 p.m. CT, at the McDermott Auditorium in the USAA building, 9800 Fredericksburg Road, San Antonio, Texas 78288, and at any adjournments thereof. Any one of more of my attorneys above may appoint substitutes to vote my shares on their behalf. A majority of my attorneys, or their substitutes, may exercise all powers, except that if only one votes and acts, then that one may act alone. I also instruct my attorneys to vote any other matters that arise at the meeting in accordance with their best judgment. I revoke previous proxies that I have executed and acknowledge receipt of the Fund's Notice of Special Meeting and proxy statement.


_______________________________________           _____________________________
SIGNATURE [PLEASE SIGN WITHIN BOX] DATE           SIGNATURE (JOINT OWNERS) DATE
===============================================================================

[CARD #6
THIS CARD IS FOR THE S&P 500 INDEX FUND]

[USAA]    USAA
[EAGLE]   FAMILY
[LOGO]    OF FUNDS

P.O. BOX 47110
SAN ANTONIO, TX 78265-8110


                                       FUND NAME HERE

                              PROXY FOR THE SHAREHOLDER MEETING
                           2 P.M., Central Time, on July 20, 2001


          All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the applicable proposals.

          Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporation officer, please give your FULL title.

          THIS  PROXY IS SOLICITED ON BEHALF OF THE FUNDS' BOARD OF  DIRECTORS.


                    NOTE: IF YOU VOTE BY PHONE OR INTERNET,
                     PLEASE DO NOT RETURN YOUR PROXY CARD.

                       -----------------------------------
                         YOUR CONTROL NUMBER FOR THIS
                         PROXY CARD IS INDICATED BELOW
                       -----------------------------------
                                   [ARROWS]


           VOTE BY TELEPHONE OR INTERNET
           24 hours a day, 7 days a week
------------------         --------------------------------
                           *Dail the toll-free number
TELEPHONE          [ARROW] *Enter the CONTROL NUMBER
1-800-690-6903              indicated to the right
                           *Follow the voice instructions
------------------         --------------------------------

------------------         --------------------------------
                           *Log on to the voting site
INTERNET                   *Enter the CONTROL NUMBER
www.proxyvote.com  [ARROW]  indicated to the right
                           *Follow the screen instructions
------------------         --------------------------------


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                               USAA06        KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
                                            DETACH AND RETURN THIS PORTION ONLY

             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
===============================================================================
FUND NAME HERE

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR THE PROPOSALS.

VOTE ON DIRECTORS

1. Election of Messrs.     FOR  WITHHOLD  FOR ALL   To withhold authority to
01) Davis                  ALL    ALL     EXCEPT    vote, mark "For All Except"
02) Claus,                 __     __        __      and the write the nominee's
03) Peebles,                                        number on the line below.
04) Reimherr,                                       __________________________
05) Zucker,
06) Mrs. Dreeben,
07) Dr. Mason, and
08) Dr. Starks
to the Board of Directors.

VOTE ON PROPOSALS


                                               FOR       AGAINST     ABSTAIN

2A. NOT APPLICABLE TO THIS FUND

2B. NOT APPLICABLE TO THIS FUND

2C. NOT APPLICABLE TO THIS FUND

2D. NOT APPLICABLE  TO THIS FUND

2E. NOT APPLICABLE TO THIS FUND

3.  NOT APPLICABLE TO THIS FUND

4.  NOT APPLICABLE TO THIS FUND

5A. To approve a Sub-Advisory Agreement
    for the S&P 500 Index Fund.                 __          __          __

5B. To approve a proposal to permit IMCO
    to change sub-advisers for the S&P
    500 Index Fund without obtaining
    shareholder approval.                       __          __          __


               By my signature below, I appoint Christopher W. Claus, David G. Peebles, and Richard A. Zucker as my attorneys to vote, as specified above, all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held on July 20, 2001, at 2 p.m. CT, at the McDermott Auditorium in the USAA building, 9800 Fredericksburg Road, San Antonio, Texas 78288, and at any adjournments thereof. Any one of more of my attorneys above may appoint substitutes to vote my shares on their behalf. A majority of my attorneys, or their substitutes, may exercise all powers, except that if only one votes and acts, then that one may act alone. I also instruct my attorneys to vote any other matters that arise at the meeting in accordance with their best judgment. I revoke previous proxies that I have executed and acknowledge receipt of the Fund's Notice of Special Meeting and proxy statement.


_______________________________________           _____________________________
SIGNATURE [PLEASE SIGN WITHIN BOX] DATE           SIGNATURE (JOINT OWNERS) DATE
===============================================================================

[CARD #7
THIS CARD IS FOR THE EXTENDED MARKET INDEX FUND, GLOBAL TITANS INDEX FUND, AND NASDAQ-100 INDEX FUND]

[USAA]  USAA
[EAGLE] FAMILY
[LOGO]  OF FUNDS

P.O. BOX 47110
SAN ANTONIO, TX 78265-8110


                                       FUND NAME HERE

                              PROXY FOR THE SHAREHOLDER MEETING
                           2 P.M., Central Time, on July 20, 2001


          All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the applicable proposals.

          Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporation officer, please give your FULL title.

          THIS PROXY IS SOLICITED ON BEHALF OF THE FUNDS' BOARD OF  DIRECTORS.


                    NOTE: IF YOU VOTE BY PHONE OR INTERNET,
                     PLEASE DO NOT RETURN YOUR PROXY CARD.

                       -----------------------------------
                         YOUR CONTROL NUMBER FOR THIS
                         PROXY CARD IS INDICATED BELOW
                       -----------------------------------
                                   [ARROWS]


           VOTE BY TELEPHONE OR INTERNET
           24 hours a day, 7 days a week
------------------         --------------------------------
                           *Dail the toll-free number
TELEPHONE          [ARROW] *Enter the CONTROL NUMBER
1-800-690-6903              indicated to the right
                           *Follow the voice instructions
------------------         --------------------------------

------------------         --------------------------------
                           *Log on to the voting site
INTERNET                   *Enter the CONTROL NUMBER
www.proxyvote.com  [ARROW]  indicated to the right
                           *Follow the screen instructions
------------------         --------------------------------


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                               USAA07        KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
                                            DETACH AND RETURN THIS PORTION ONLY

             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
===============================================================================
FUND NAME HERE

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR THE PROPOSALS

VOTE ON DIRECTORS

1.  Election of Messrs.    FOR  WITHHOLD  FOR ALL   To withhold authority to
    01) Davis              ALL    ALL     EXCEPT    vote, mark "For All Except"
    02) Claus,             __     __        __      and the write the nominee's
    03) Peebles,                                    number on the line below.
    04) Reimherr,                                   __________________________
    05) Zucker,
    06) Mrs. Dreeben,
    07) Dr. Mason, and
    08) Dr. Starks to the
    Board of Directors.


2A. NOT APPLICABLE TO THIS FUND

2B. NOT APPLICABLE TO THIS FUND

2C. NOT APPLICABLE  TO THIS FUND

2D. NOT APPLICABLE TO THIS FUND

2E. NOT APPLICABLE TO THIS FUND

3.  NOT APPLICABLE  TO THIS FUND

4.  NOT APPLICABLE TO THIS FUND

5.  NOT APPLICABLE TO THIS FUND


               By my signature below, I appoint Christopher W. Claus, David G. Peebles, and Richard A. Zucker as my attorneys to vote, as specified above, all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held on July 20, 2001, at 2 p.m. CT, at the McDermott Auditorium in the USAA building, 9800 Fredericksburg Road, San Antonio, Texas 78288, and at any adjournments thereof. Any one of more of my attorneys above may appoint substitutes to vote my shares on their behalf. A majority of my attorneys, or their substitutes, may exercise all powers, except that if only one votes and acts, then that one may act alone. I also instruct my attorneys to vote any other matters that arise at the meeting in accordance with their best judgment. I revoke previous proxies that I have executed and acknowledge receipt of the Fund's Notice of Special Meeting and proxy statement.


_______________________________________           _____________________________
SIGNATURE [PLEASE SIGN WITHIN BOX] DATE           SIGNATURE (JOINT OWNERS) DATE
===============================================================================

[CARD #8
THIS CARD IS FOR THE FIRST START GROWTH FUND]

[USAA]    USAA
[EAGLE]   FAMILY
[LOGO]    OF FUNDS

P.O. BOX 47110
SAN ANTONIO, TX 78265-8110


                                       FUND NAME HERE

                              PROXY FOR THE SHAREHOLDER MEETING
                            2 P.M., Central Time, on July 20, 2001


          All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the applicable proposals.

          Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporation officer, please give your FULL title.

          THIS PROXY IS SOLICITED ON BEHALF OF THE FUNDS' BOARD OF DIRECTORS.


                    NOTE: IF YOU VOTE BY PHONE OR INTERNET,
                     PLEASE DO NOT RETURN YOUR PROXY CARD.

                       -----------------------------------
                         YOUR CONTROL NUMBER FOR THIS
                         PROXY CARD IS INDICATED BELOW
                       -----------------------------------
                                   [ARROWS]


           VOTE BY TELEPHONE OR INTERNET
           24 hours a day, 7 days a week
------------------         --------------------------------
                           *Dail the toll-free number
TELEPHONE          [ARROW] *Enter the CONTROL NUMBER
1-800-690-6903              indicated to the right
                           *Follow the voice instructions
------------------         --------------------------------

------------------         --------------------------------
                           *Log on to the voting site
INTERNET                   *Enter the CONTROL NUMBER
www.proxyvote.com  [ARROW]  indicated to the right
                           *Follow the screen instructions
------------------         --------------------------------


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                               USAA08        KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
                                            DETACH AND RETURN THIS PORTION ONLY

             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
===============================================================================
FUND NAME HERE

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR THE PROPOSALS.

VOTE ON DIRECTORS

1.  Election of Messrs.    FOR  WITHHOLD  FOR ALL   To withhold authority to
    01) Davis              ALL    ALL     EXCEPT    vote, mark "For All Except"
    02) Claus,             __     __        __      and the write the nominee's
    03) Peebles,                                    number on the line below.
    04) Reimherr,                                   __________________________
    05) Zucker,
    06) Mrs. Dreeben,
    07) Dr. Mason, and
    08) Dr. Starks  to the
    Board of Directors.

VOTE ON PROPOSALS                           FOR

IF YOU WOULD LIKE TO VOTE "FOR" ALL THE     ___
APPLICABLE PROPOSALS BELOW, PLEASE MARK
BOX TO THE RIGHT.

2. To approve the amendment or elimination of certain investment restrictions regarding the following:

                                                FOR       AGAINST     ABSTAIN

2A. investing in a single issuer                __          __          __

2B. NOT APPLICABLE TO THIS FUND

2C. issuing senior securities                   __          __          __

2D. NOT APPLICABLE TO THIS FUND

2E. NOT APPLICABLE TO THIS FUND

3.  NOT APPLICABLE TO THIS FUND

4.  To approve a new advisory agreement
    with USAA Investment Management             __          __          __
    Company

5.  NOT APPLICABLE TO THIS FUND

               By my signature below, I appoint Christopher W. Claus, David G. Peebles, and Richard A. Zucker as my attorneys to vote, as specified above, all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held on July 20, 2001, at 2 p.m. CT, at the McDermott Auditorium in the USAA building, 9800 Fredericksburg Road, San Antonio, Texas 78288, and at any adjournments thereof. Any one of more of my attorneys above may appoint substitutes to vote my shares on their behalf. A majority of my attorneys, or their substitutes, may exercise all powers, except that if only one votes and acts, then that one may act alone. I also instruct my attorneys to vote any other matters that arise at the meeting in accordance with their best judgment. I revoke previous proxies that I have executed and acknowledge receipt of the Fund's Notice of Special Meeting and proxy statement.


_______________________________________           _____________________________
SIGNATURE [PLEASE SIGN WITHIN BOX] DATE           SIGNATURE (JOINT OWNERS) DATE
===============================================================================

[CARD #9
THIS CARD IS FOR THE GNMA TRUST ]

[USAA]    USAA
[EAGLE]   FAMILY
[LOGO]    OF FUNDS

P.O. BOX 47110
SAN ANTONIO, TX 78265-8110


                                       FUND NAME HERE

                              PROXY FOR THE SHAREHOLDER MEETING
                            2 P.M., Central Time, on July 20, 2001


          All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the applicable proposals.

          Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporation officer, please give your FULL title.

          THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF DIRECTORS.


                    NOTE: IF YOU VOTE BY PHONE OR INTERNET,
                     PLEASE DO NOT RETURN YOUR PROXY CARD.

                       -----------------------------------
                         YOUR CONTROL NUMBER FOR THIS
                         PROXY CARD IS INDICATED BELOW
                       -----------------------------------
                                   [ARROWS]


           VOTE BY TELEPHONE OR INTERNET
           24 hours a day, 7 days a week
------------------         --------------------------------
                           *Dail the toll-free number
TELEPHONE          [ARROW] *Enter the CONTROL NUMBER
1-800-690-6903              indicated to the right
                           *Follow the voice instructions
------------------         --------------------------------

------------------         --------------------------------
                           *Log on to the voting site
INTERNET                   *Enter the CONTROL NUMBER
www.proxyvote.com  [ARROW]  indicated to the right
                           *Follow the screen instructions
------------------         --------------------------------


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                               USAA09        KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
                                            DETACH AND RETURN THIS PORTION ONLY

             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
===============================================================================
FUND NAME HERE

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR THE PROPOSALS

VOTE ON DIRECTORS

1.  Election of Messrs.    FOR  WITHHOLD  FOR ALL   To withhold authority to
    01) Davis              ALL    ALL     EXCEPT    vote, mark "For All Except"
    02) Claus,             __     __        __      and the write the nominee's
    03) Peebles,                                    number on the line below.
    04) Reimherr,                                   __________________________
    05) Zucker,
    06) Mrs. Dreeben,
    07) Dr. Mason, and
    08) Dr. Starks to the
    Board of Directors.

VOTE ON PROPOSALS                           FOR

IF YOU WOULD LIKE TO VOTE "FOR" ALL THE     ___
APPLICABLE PROPOSALS BELOW, PLEASE MARK
BOX TO THE RIGHT.


2. To approve the amendment or elimination of certain investment restrictions regarding the following:

                                                FOR      AGAINST      ABSTAIN

2A. investing in a single issuer                __          __          __


2B. NOT APPLICABLE TO THIS FUND

2C. issuing senior securities                   __          __          __

2D. NOT APPLICABLE TO THIS FUND

2E. NOT APPLICABLE TO THIS FUND

3.  NOT APPLICABLE TO THIS FUND

4.  To approve a new advisory agreement
    with USAA Investment Management             ___         ___         ___

5.  NOT APPLICABLE TO THIS FUND

               By my signature below, I appoint Christopher W. Claus, David G. Peebles, and Richard A. Zucker as my attorneys to vote, as specified above, all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held on July 20, 2001, at 2 p.m. CT, at the McDermott Auditorium in the USAA building, 9800 Fredericksburg Road, San Antonio, Texas 78288, and at any adjournments thereof. Any one of more of my attorneys above may appoint substitutes to vote my shares on their behalf. A majority of my attorneys, or their substitutes, may exercise all powers, except that if only one votes and acts, then that one may act alone. I also instruct my attorneys to vote any other matters that arise at the meeting in accordance with their best judgment. I revoke previous proxies that I have executed and acknowledge receipt of the Fund's Notice of Special Meeting and proxy statement.


_______________________________________           _____________________________
SIGNATURE [PLEASE SIGN WITHIN BOX] DATE           SIGNATURE (JOINT OWNERS) DATE
===============================================================================

[CARD #10
THIS CARD IS FOR THE TREASURY MONEY MARKET]

[USAA]    USAA
[EAGLE]   FAMILY
[LOGO]    OF FUNDS

P.O. BOX 47110
SAN ANTONIO, TX 78265-8110


                                       FUND NAME HERE

                              PROXY FOR THE SHAREHOLDER MEETING
                            2 P.M., Central Time, on July 20, 2001


          All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the applicable proposals.

          Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporation officer, please give your FULL title.

          THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF DIRECTORS.


                    NOTE: IF YOU VOTE BY PHONE OR INTERNET,
                     PLEASE DO NOT RETURN YOUR PROXY CARD.

                       -----------------------------------
                         YOUR CONTROL NUMBER FOR THIS
                         PROXY CARD IS INDICATED BELOW
                       -----------------------------------
                                   [ARROWS]


           VOTE BY TELEPHONE OR INTERNET
           24 hours a day, 7 days a week
------------------         --------------------------------
                           *Dail the toll-free number
TELEPHONE          [ARROW] *Enter the CONTROL NUMBER
1-800-690-6903              indicated to the right
                           *Follow the voice instructions
------------------         --------------------------------

------------------         --------------------------------
                           *Log on to the voting site
INTERNET                   *Enter the CONTROL NUMBER
www.proxyvote.com  [ARROW]  indicated to the right
                           *Follow the screen instructions
------------------         --------------------------------


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                               USAA10        KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
                                            DETACH AND RETURN THIS PORTION ONLY

             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
===============================================================================
FUND NAME HERE

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR THE PROPOSALS

VOTE ON DIRECTORS

1.  Election of Messrs.    FOR  WITHHOLD  FOR ALL   To withhold authority to
    01) Davis              ALL    ALL     EXCEPT    vote, mark "For All Except"
    02) Claus,             __     __        __      and the write the nominee's
    03) Peebles,                                    number on the line below.
    04) Reimherr,                                   __________________________
    05) Zucker,
    06) Mrs. Dreeben,
    07) Dr. Mason, and
    08) Dr. Starks to the
    Board of Directors.

VOTE ON PROPOSALS                           FOR

IF YOU WOULD LIKE TO VOTE "FOR" ALL THE     ___
APPLICABLE PROPOSALS BELOW, PLEASE MARK
BOX TO THE RIGHT.


2. To approve the amendment or elimination of certain investment restrictions regarding the following:

                                                FOR      AGAINST      ABSTAIN

2A. investing in a single issuer                __          __          __


2B. NOT APPLICABLE TO THIS FUND

2C. issuing senior securities                   __          __          __

2D. NOT APPLICABLE TO THIS FUND

2E. NOT APPLICABLE TO THIS FUND

3.  NOT APPLICABLE TO THIS FUND

4.  To approve a new advisory agreement
    with USAA Investment Management             ___         ___         ___

5.  NOT APPLICABLE TO THIS FUND

               By my signature below, I appoint Christopher W. Claus, David G. Peebles, and Richard A. Zucker as my attorneys to vote, as specified above, all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held on July 20, 2001, at 2 p.m. CT, at the McDermott Auditorium in the USAA building, 9800 Fredericksburg Road, San Antonio, Texas 78288, and at any adjournments thereof. Any one of more of my attorneys above may appoint substitutes to vote my shares on their behalf. A majority of my attorneys, or their substitutes, may exercise all powers, except that if only one votes and acts, then that one may act alone. I also instruct my attorneys to vote any other matters that arise at the meeting in accordance with their best judgment. I revoke previous proxies that I have executed and acknowledge receipt of the Fund's Notice of Special Meeting and proxy statement.


_______________________________________           _____________________________
SIGNATURE [PLEASE SIGN WITHIN BOX] DATE           SIGNATURE (JOINT OWNERS) DATE
===============================================================================